2023 Annual Report

RiverSource Variable Annuity Account

This wrapper contains financial statements provided for owners of:

•	RiverSource® Personal Portfolio Plus[2] Variable Annuity

•	RiverSource® Personal Portfolio Plus Variable Annuity

•	RiverSource® Personal Portfolio Variable Annuity

•	RiverSource® Platinum Variable Annuity

•	RiverSource® Preferred Variable Annuity

This Annual Report contains financial information for all the subaccounts of RiverSource Variable Annuity Account. Not all subaccounts of RiverSource Variable Annuity Account apply to your specific contract.

ANN9120_12_C01_(05/24)	Issued by: RiverSource Life Insurance Company

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE CONTRACT OWNERS OF RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Annuity Account, as indicated in Note 1, as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Annuity Account as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 22, 2024

We have served as the auditor of one or more of the divisions of RiverSource Variable Annuity Account since 2010.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	1

Statement of Assets and Liabilities

December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Assets
Investments, at fair value(1),(2)	$292,627	$8,499,440	$2,623,531	$4,370,634	$876,475
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	6,048	—	49	—
Receivable for share redemptions	297	18,386	3,556	5,172	1,182
Total assets	292,924	8,523,874	2,627,087	4,375,855	877,657

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	262	10,174	2,496	3,990	890
Administrative charge	35	1,009	314	521	104
Contract terminations	—	7,203	746	661	188
Payable for investments purchased	—	6,048	—	49	—
Total liabilities	297	24,434	3,556	5,221	1,182
Net assets applicable to contracts in accumulation period	290,568	8,470,477	2,621,644	4,369,157	874,336
Net assets applicable to contracts in payment period	—	28,378	—	—	—
Net assets applicable to seed money	2,059	585	1,887	1,477	2,139
Total net assets	$292,627	$8,499,440	$2,623,531	$4,370,634	$876,475
(1) Investment shares	33,908	577,800	39,181	151,864	28,228
(2) Investments, at cost	$352,002	$8,203,704	$1,862,793	$3,792,607	$669,885

December 31, 2023 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 1	Allspg VT Intl Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$339,700	$16,337,379	$5,367,334	$136,324	$3,157,772
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	389
Receivable for share redemptions	333	38,820	6,125	142	3,817
Total assets	340,033	16,376,199	5,373,459	136,466	3,161,978

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	292	17,151	5,470	126	3,397
Administrative charge	41	1,957	655	16	377
Contract terminations	—	19,712	—	—	43
Payable for investments purchased	—	—	—	—	389
Total liabilities	333	38,820	6,125	142	4,206
Net assets applicable to contracts in accumulation period	339,700	16,336,501	5,365,400	136,324	3,148,644
Net assets applicable to contracts in payment period	—	—	—	—	8,493
Net assets applicable to seed money	—	878	1,934	—	635
Total net assets	$339,700	$16,337,379	$5,367,334	$136,324	$3,157,772
(1) Investment shares	13,427	683,858	287,331	72,129	1,611,108
(2) Investments, at cost	$325,312	$16,990,990	$4,796,628	$190,025	$4,661,737

See accompanying notes to financial statements.

2	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II
Assets
Investments, at fair value(1),(2)	$515,089	$4,086,978	$3,022,152	$170,162	$12,378,629
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	41	—	4,562
Receivable for share redemptions	552	4,331	3,604	189	27,287
Total assets	515,641	4,091,309	3,025,797	170,351	12,410,478

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	490	3,844	3,134	169	15,111
Administrative charge	62	487	359	20	1,479
Contract terminations	—	—	111	—	10,697
Payable for investments purchased	—	—	41	—	4,562
Total liabilities	552	4,331	3,645	189	31,849
Net assets applicable to contracts in accumulation period	515,089	4,085,548	3,021,292	170,162	12,369,332
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	—	1,430	860	—	9,297
Total net assets	$515,089	$4,086,978	$3,022,152	$170,162	$12,378,629
(1) Investment shares	19,842	157,252	384,498	22,185	1,321,092
(2) Investments, at cost	$433,706	$3,430,880	$3,490,814	$180,829	$13,778,725

December 31, 2023 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I	AC VP Val, Cl II
Assets
Investments, at fair value(1),(2)	$2,520	$77,179	$6,241,735	$288,021	$325,148
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2	102	13,524	320	464
Total assets	2,522	77,281	6,255,259	288,341	325,612

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2	93	7,337	286	426
Administrative charge	—	9	750	34	38
Contract terminations	—	—	5,437	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	2	102	13,524	320	464
Net assets applicable to contracts in accumulation period	—	72,960	6,240,332	288,021	322,045
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,520	4,219	1,403	—	3,103
Total net assets	$2,520	$77,179	$6,241,735	$288,021	$325,148
(1) Investment shares	239	3,964	253,112	23,628	26,630
(2) Investments, at cost	$2,143	$66,404	$4,157,347	$194,874	$289,672

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	3

Statement of Assets and Liabilities

December 31, 2023 (continued)	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I
Assets
Investments, at fair value(1),(2)	$74,794	$2,609,069	$417,715	$118,843	$100,174
Dividends receivable	—	—	—	114	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	89	8,884	455	138	129
Total assets	74,883	2,617,953	418,170	119,095	100,303

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	81	3,083	405	124	118
Administrative charge	8	316	50	14	11
Contract terminations	—	5,485	—	—	—
Payable for investments purchased	—	—	—	114	—
Total liabilities	89	8,884	455	252	129
Net assets applicable to contracts in accumulation period	69,148	2,607,635	417,004	111,204	95,564
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	5,646	1,434	711	7,639	4,610
Total net assets	$74,794	$2,609,069	$417,715	$118,843	$100,174
(1) Investment shares	4,030	103,658	9,287	3,467	3,663
(2) Investments, at cost	$67,429	$1,958,070	$332,007	$124,799	$104,051

December 31, 2023 (continued)	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1
Assets
Investments, at fair value(1),(2)	$2,356,696	$13,413,220	$16,147,034	$5,548,383	$90,443
Dividends receivable	—	—	—	—	12
Accounts receivable from RiverSource Life for contract purchase payments	—	175	2,758	1,250	—
Receivable for share redemptions	2,607	16,935	35,223	11,524	89
Total assets	2,359,303	13,430,330	16,185,015	5,561,157	90,544

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,326	14,290	18,696	6,665	78
Administrative charge	281	1,600	1,926	662	11
Contract terminations	—	1,045	14,601	4,197	—
Payable for investments purchased	—	175	2,758	1,250	—
Total liabilities	2,607	17,110	37,981	12,774	89
Net assets applicable to contracts in accumulation period	2,343,887	13,404,125	16,115,573	5,548,099	90,455
Net assets applicable to contracts in payment period	12,540	8,396	31,231	—	—
Net assets applicable to seed money	269	699	230	284	—
Total net assets	$2,356,696	$13,413,220	$16,147,034	$5,548,383	$90,455
(1) Investment shares	55,846	152,354	418,751	569,065	90,443
(2) Investments, at cost	$1,052,924	$3,847,607	$7,155,333	$7,742,103	$90,442

See accompanying notes to financial statements.

4	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$17,344,546	$2,923,675	$225,484	$2,976,056	$6,555,171
Dividends receivable	2,337	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,064	163	—	948	551
Receivable for share redemptions	30,413	11,360	224	5,758	12,815
Total assets	17,384,360	2,935,198	225,708	2,982,762	6,568,537

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	18,813	3,462	197	3,602	6,985
Administrative charge	2,079	351	27	355	787
Contract terminations	9,521	7,547	—	1,801	5,043
Payable for investments purchased	7,064	163	—	948	551
Total liabilities	37,477	11,523	224	6,706	13,366
Net assets applicable to contracts in accumulation period	17,338,225	2,923,312	225,484	2,975,740	6,527,913
Net assets applicable to contracts in payment period	6,586	—	—	—	27,011
Net assets applicable to seed money	2,072	363	—	316	247
Total net assets	$17,346,883	$2,923,675	$225,484	$2,976,056	$6,555,171
(1) Investment shares	17,344,546	480,078	35,509	465,009	762,229
(2) Investments, at cost	$17,344,054	$3,135,119	$287,640	$3,586,069	$7,895,325

December 31, 2023 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$236,583	$718,306	$5,773,687	$327,546	$94,950
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	226	1,634	5,992	375	132
Total assets	236,809	719,940	5,779,679	327,921	95,082

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	198	863	5,302	336	121
Administrative charge	28	85	690	39	11
Contract terminations	—	686	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	226	1,634	5,992	375	132
Net assets applicable to contracts in accumulation period	236,583	716,298	5,770,932	325,349	92,057
Net assets applicable to contracts in payment period	—	—	1,188	—	—
Net assets applicable to seed money	—	2,008	1,567	2,197	2,893
Total net assets	$236,583	$718,306	$5,773,687	$327,546	$94,950
(1) Investment shares	6,346	19,583	145,177	24,628	2,497
(2) Investments, at cost	$50,126	$175,205	$1,329,955	$316,983	$45,945

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	5

Statement of Assets and Liabilities

December 31, 2023 (continued)	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$1,631,170	$30,812	$647,075	$814,620	$18,598
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,048	39	715	2,009	18
Total assets	1,633,218	30,851	647,790	816,629	18,616

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,722	36	637	970	16
Administrative charge	194	3	78	97	2
Contract terminations	132	—	—	942	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	2,048	39	715	2,009	18
Net assets applicable to contracts in accumulation period	1,627,865	27,099	646,620	813,659	18,598
Net assets applicable to contracts in payment period	2,456	—	—	—	—
Net assets applicable to seed money	849	3,713	455	961	—
Total net assets	$1,631,170	$30,812	$647,075	$814,620	$18,598
(1) Investment shares	36,549	850	19,054	63,592	1,596
(2) Investments, at cost	$552,754	$11,625	$265,198	$853,772	$20,244

December 31, 2023 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$129,262	$4,007,576	$14,369	$1,249,187	$1,030,941
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	11	—	746	—
Receivable for share redemptions	127	5,793	19	4,039	2,953
Total assets	129,389	4,013,380	14,388	1,253,972	1,033,894

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	112	4,302	18	1,506	1,175
Administrative charge	15	480	1	149	124
Contract terminations	—	1,011	—	2,384	1,654
Payable for investments purchased	—	11	—	746	—
Total liabilities	127	5,804	19	4,785	2,953
Net assets applicable to contracts in accumulation period	129,262	4,007,434	11,802	1,230,380	1,030,476
Net assets applicable to contracts in payment period	—	—	—	18,413	—
Net assets applicable to seed money	—	142	2,567	394	465
Total net assets	$129,262	$4,007,576	$14,369	$1,249,187	$1,030,941
(1) Investment shares	14,475	448,777	813	279,460	17,471
(2) Investments, at cost	$149,445	$4,581,570	$27,386	$1,721,476	$433,543

See accompanying notes to financial statements.

6	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl
Assets
Investments, at fair value(1),(2)	$27,745	$574,225	$255,546	$137,167	$2,986,502
Dividends receivable	—	4,006	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	680	—	—	—
Receivable for share redemptions	35	757	253	163	3,019
Total assets	27,780	579,668	255,799	137,330	2,989,521

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	32	689	223	147	2,663
Administrative charge	3	68	30	16	356
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	4,686	—	—	—
Total liabilities	35	5,443	253	163	3,019
Net assets applicable to contracts in accumulation period	22,951	558,034	255,546	136,784	2,986,502
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	4,794	16,191	—	383	—
Total net assets	$27,745	$574,225	$255,546	$137,167	$2,986,502
(1) Investment shares	610	66,384	11,563	6,368	61,832
(2) Investments, at cost	$11,219	$603,069	$189,112	$105,111	$1,974,334

December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl
Assets
Investments, at fair value(1),(2)	$34,780,708	$822,069	$1,123,873	$57,238	$36,092
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	65,853	888	1,356	66	34
Total assets	34,846,561	822,957	1,125,229	57,304	36,126

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	38,393	790	1,192	59	30
Administrative charge	4,164	98	134	7	4
Contract terminations	23,296	—	30	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	65,853	888	1,356	66	34
Net assets applicable to contracts in accumulation period	34,780,097	821,135	1,123,710	56,673	36,092
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	611	934	163	565	—
Total net assets	$34,780,708	$822,069	$1,123,873	$57,238	$36,092
(1) Investment shares	742,701	51,444	42,108	2,191	391
(2) Investments, at cost	$24,634,369	$624,846	$778,358	$36,685	$24,707

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	7

Statement of Assets and Liabilities

December 31, 2023 (continued)	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Assets
Investments, at fair value(1),(2)	$2,058,474	$626,913	$260,218	$5,897,334	$4,626,227
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	785	—
Receivable for share redemptions	2,372	641	292	8,571	5,932
Total assets	2,060,846	627,554	260,510	5,906,690	4,632,159

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,011	566	261	7,238	4,222
Administrative charge	247	75	31	705	552
Contract terminations	114	—	—	628	1,158
Payable for investments purchased	—	—	—	785	—
Total liabilities	2,372	641	292	9,356	5,932
Net assets applicable to contracts in accumulation period	2,052,054	626,913	259,879	5,897,101	4,626,227
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	6,420	—	339	233	—
Total net assets	$2,058,474	$626,913	$260,218	$5,897,334	$4,626,227
(1) Investment shares	22,892	137,481	59,410	545,040	128,828
(2) Investments, at cost	$1,550,954	$743,420	$316,483	$6,770,039	$4,028,637

December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$11,589,085	$36,587	$3,184,900	$1,555,335	$4,009,017
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	16,766	44	8,892	1,773	4,690
Total assets	11,605,851	36,631	3,193,792	1,557,108	4,013,707

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,743	40	3,779	1,470	4,204
Administrative charge	1,382	4	382	183	477
Contract terminations	3,641	—	4,731	120	9
Payable for investments purchased	—	—	—	—	—
Total liabilities	16,766	44	8,892	1,773	4,690
Net assets applicable to contracts in accumulation period	11,588,567	36,587	3,184,462	1,554,952	3,968,930
Net assets applicable to contracts in payment period	—	—	—	—	39,530
Net assets applicable to seed money	518	—	438	383	557
Total net assets	$11,589,085	$36,587	$3,184,900	$1,555,335	$4,009,017
(1) Investment shares	334,076	1,425	124,849	123,931	282,325
(2) Investments, at cost	$10,515,337	$27,917	$2,430,052	$1,877,732	$4,121,862

See accompanying notes to financial statements.

8	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst
Assets
Investments, at fair value(1),(2)	$17,443,443	$202,436	$2,935,941	$5,467,004	$16,658
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	19,703	292	3,243	5,623	19
Total assets	17,463,146	202,728	2,939,184	5,472,627	16,677

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	16,647	260	2,810	4,968	17
Administrative charge	2,084	24	350	655	2
Contract terminations	972	8	83	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	19,703	292	3,243	5,623	19
Net assets applicable to contracts in accumulation period	17,442,519	174,874	2,935,341	5,464,897	16,558
Net assets applicable to contracts in payment period	—	22,737	—	—	—
Net assets applicable to seed money	924	4,825	600	2,107	100
Total net assets	$17,443,443	$202,436	$2,935,941	$5,467,004	$16,658
(1) Investment shares	1,137,863	7,517	221,247	410,436	1,882
(2) Investments, at cost	$18,331,399	$178,244	$3,204,544	$6,516,942	$16,742

December 31, 2023 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Assets
Investments, at fair value(1),(2)	$9,639,226	$161,852	$1,613,718	$2,627,653	$676,738
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	20,269	198	1,718	2,779	1,399
Total assets	9,659,495	162,050	1,615,436	2,630,432	678,137

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,021	179	1,526	2,465	787
Administrative charge	1,153	19	192	314	81
Contract terminations	8,095	—	—	—	531
Payable for investments purchased	—	—	—	—	—
Total liabilities	20,269	198	1,718	2,779	1,399
Net assets applicable to contracts in accumulation period	9,625,963	161,637	1,609,604	2,596,809	670,544
Net assets applicable to contracts in payment period	12,656	—	—	30,336	—
Net assets applicable to seed money	607	215	4,114	508	6,194
Total net assets	$9,639,226	$161,852	$1,613,718	$2,627,653	$676,738
(1) Investment shares	602,075	12,907	82,628	44,567	12,718
(2) Investments, at cost	$9,225,956	$156,258	$1,348,035	$2,345,922	$618,422

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	9

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Assets
Investments, at fair value(1),(2)	$5,479,064	$868,658	$8,555,266	$22,698,319	$4,927,234
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	4,343	—
Receivable for share redemptions	6,966	969	15,125	45,272	5,372
Total assets	5,486,030	869,627	8,570,391	22,747,934	4,932,606

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,632	865	9,829	26,891	4,782
Administrative charge	653	104	1,027	2,708	590
Contract terminations	681	—	4,269	15,673	—
Payable for investments purchased	—	—	—	4,343	—
Total liabilities	6,966	969	15,125	49,615	5,372
Net assets applicable to contracts in accumulation period	5,478,808	868,658	8,554,369	22,625,025	4,926,955
Net assets applicable to contracts in payment period	—	—	—	72,726	—
Net assets applicable to seed money	256	—	897	568	279
Total net assets	$5,479,064	$868,658	$8,555,266	$22,698,319	$4,927,234
(1) Investment shares	399,058	18,455	191,650	1,159,260	168,222
(2) Investments, at cost	$6,514,636	$832,818	$8,344,333	$17,759,176	$4,748,778

December 31, 2023 (continued)	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Assets
Investments, at fair value(1),(2)	$45,396	$60,403	$370,033	$546,153	$535,420
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	43	68	409	606	1,111
Total assets	45,439	60,471	370,442	546,759	536,531

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	38	61	361	541	632
Administrative charge	5	7	43	65	64
Contract terminations	—	—	5	—	415
Payable for investments purchased	—	—	—	—	—
Total liabilities	43	68	409	606	1,111
Net assets applicable to contracts in accumulation period	42,663	60,003	364,919	546,153	534,327
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	2,733	400	5,114	—	1,093
Total net assets	$45,396	$60,403	$370,033	$546,153	$535,420
(1) Investment shares	1,559	962	6,851	16,021	15,997
(2) Investments, at cost	$43,239	$70,870	$458,775	$427,182	$490,911

See accompanying notes to financial statements.

10	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Gro & Inc, Ser II
Assets
Investments, at fair value(1),(2)	$987	$1,855,636	$59,467	$11,318,238	$417,929
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	1,899	—
Receivable for share redemptions	1	1,993	67	23,414	477
Total assets	988	1,857,629	59,534	11,343,551	418,406

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1	1,772	60	12,712	427
Administrative charge	—	221	7	1,352	50
Contract terminations	—	—	—	9,350	—
Payable for investments purchased	—	—	—	1,899	—
Total liabilities	1	1,993	67	25,313	477
Net assets applicable to contracts in accumulation period	987	1,852,841	59,467	11,302,402	417,312
Net assets applicable to contracts in payment period	—	—	—	15,688	—
Net assets applicable to seed money	—	2,795	—	148	617
Total net assets	$987	$1,855,636	$59,467	$11,318,238	$417,929
(1) Investment shares	27	52,271	13,862	2,560,687	22,148
(2) Investments, at cost	$896	$1,731,565	$72,186	$12,987,110	$411,621

December 31, 2023 (continued)	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst
Assets
Investments, at fair value(1),(2)	$43,988	$26,598	$615,053	$1,909,527	$1,134,644
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	5	—	—
Receivable for share redemptions	51	30	1,000	1,969	1,266
Total assets	44,039	26,628	616,058	1,911,496	1,135,910

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	46	27	756	1,742	1,130
Administrative charge	5	3	73	227	136
Contract terminations	—	—	171	—	—
Payable for investments purchased	—	—	5	—	—
Total liabilities	51	30	1,005	1,969	1,266
Net assets applicable to contracts in accumulation period	40,031	26,598	613,724	1,877,676	1,134,644
Net assets applicable to contracts in payment period	—	—	—	30,369	—
Net assets applicable to seed money	3,957	—	1,329	1,482	—
Total net assets	$43,988	$26,598	$615,053	$1,909,527	$1,134,644
(1) Investment shares	1,850	1,460	65,501	72,606	25,058
(2) Investments, at cost	$42,927	$30,486	$684,171	$1,509,645	$722,504

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	11

Statement of Assets and Liabilities

December 31, 2023 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Assets
Investments, at fair value(1),(2)	$683,781	$883,606	$155,975	$154,468	$1,529,235
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	767	983	191	185	2,813
Total assets	684,548	884,589	156,166	154,653	1,532,048

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	686	878	172	167	1,712
Administrative charge	81	105	19	18	183
Contract terminations	—	—	—	—	918
Payable for investments purchased	—	—	—	—	—
Total liabilities	767	983	191	185	2,813
Net assets applicable to contracts in accumulation period	683,505	883,606	155,788	154,468	1,527,378
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	276	—	187	—	1,857
Total net assets	$683,781	$883,606	$155,975	$154,468	$1,529,235
(1) Investment shares	10,001	14,462	9,712	3,854	35,514
(2) Investments, at cost	$520,937	$585,242	$94,042	$129,193	$1,118,598

December 31, 2023 (continued)	Lazard Retire Intl Eq, Serv	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Assets
Investments, at fair value(1),(2)	$34,463	$57,024	$224,479	$831,211	$702,901
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	40	66	261	918	712
Total assets	34,503	57,090	224,740	832,129	703,613

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	36	59	234	819	628
Administrative charge	4	7	27	99	84
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	40	66	261	918	712
Net assets applicable to contracts in accumulation period	34,367	56,702	224,327	830,090	702,069
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	96	322	152	1,121	832
Total net assets	$34,463	$57,024	$224,479	$831,211	$702,901
(1) Investment shares	3,791	792	5,966	23,096	19,924
(2) Investments, at cost	$39,138	$28,338	$194,941	$600,599	$502,975

See accompanying notes to financial statements.

12	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Assets
Investments, at fair value(1),(2)	$1,737,525	$302,425	$1,427,560	$263,753	$30,292
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	3,087	362	1,556	302	28
Total assets	1,740,612	302,787	1,429,116	264,055	30,320

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,556	326	1,386	271	24
Administrative charge	208	36	170	31	4
Contract terminations	1,323	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	3,087	362	1,556	302	28
Net assets applicable to contracts in accumulation period	1,711,147	302,238	1,425,676	260,740	30,292
Net assets applicable to contracts in payment period	24,026	—	168	—	—
Net assets applicable to seed money	2,352	187	1,716	3,013	—
Total net assets	$1,737,525	$302,425	$1,427,560	$263,753	$30,292
(1) Investment shares	78,621	23,371	141,343	8,250	1,302
(2) Investments, at cost	$1,549,437	$383,341	$2,022,442	$205,852	$27,416

December 31, 2023 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Assets
Investments, at fair value(1),(2)	$12,155,670	$2,122,403	$855,859	$45,434	$126,584
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	56	—	—	—	—
Receivable for share redemptions	13,078	2,406	937	57	369
Total assets	12,168,804	2,124,809	856,796	45,491	126,953

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,628	2,153	835	52	151
Administrative charge	1,450	253	102	5	15
Contract terminations	—	—	—	—	203
Payable for investments purchased	56	—	—	—	—
Total liabilities	13,134	2,406	937	57	369
Net assets applicable to contracts in accumulation period	12,154,860	2,104,799	839,202	41,230	126,023
Net assets applicable to contracts in payment period	—	17,186	15,147	—	—
Net assets applicable to seed money	810	418	1,510	4,204	561
Total net assets	$12,155,670	$2,122,403	$855,859	$45,434	$126,584
(1) Investment shares	535,964	65,811	27,136	11,218	16,788
(2) Investments, at cost	$11,391,039	$1,851,712	$759,644	$102,953	$145,269

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	13

Statement of Assets and Liabilities

December 31, 2023 (continued)	MS VIF US Real Est, Cl I	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Assets
Investments, at fair value(1),(2)	$169,570	$393,960	$615,073	$394,047	$136,324
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	288	—	—
Receivable for share redemptions	185	897	823	439	152
Total assets	169,755	394,857	616,184	394,486	136,476

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	165	503	750	392	136
Administrative charge	20	47	73	47	16
Contract terminations	—	347	—	—	—
Payable for investments purchased	—	—	288	—	—
Total liabilities	185	897	1,111	439	152
Net assets applicable to contracts in accumulation period	168,840	393,209	614,596	387,985	136,324
Net assets applicable to contracts in payment period	—	—	—	6,062	—
Net assets applicable to seed money	730	751	477	—	—
Total net assets	$169,570	$393,960	$615,073	$394,047	$136,324
(1) Investment shares	11,662	27,283	66,856	85,292	29,317
(2) Investments, at cost	$179,495	$420,223	$705,066	$583,495	$204,024

December 31, 2023 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Assets
Investments, at fair value(1),(2)	$198,454	$375,014	$722,775	$344,393	$80,908
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	211	417	792	384	90
Total assets	198,665	375,431	723,567	344,777	80,998

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	187	372	702	343	80
Administrative charge	24	45	86	41	10
Contract terminations	—	—	4	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	211	417	792	384	90
Net assets applicable to contracts in accumulation period	198,347	375,014	720,338	344,393	80,908
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	107	—	2,437	—	—
Total net assets	$198,454	$375,014	$722,775	$344,393	$80,908
(1) Investment shares	11,764	25,845	44,561	61,389	14,578
(2) Investments, at cost	$194,814	$388,715	$637,918	$429,922	$97,416

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Assets
Investments, at fair value(1),(2)	$24,414	$3,206,025	$256	$504,948	$1,034,862
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	26	3,427	—	561	1,152
Total assets	24,440	3,209,452	256	505,509	1,036,014

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	23	3,045	—	501	1,029
Administrative charge	3	382	—	60	123
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	26	3,427	—	561	1,152
Net assets applicable to contracts in accumulation period	23,959	3,204,662	—	500,775	1,034,862
Net assets applicable to contracts in payment period	—	399	—	4,173	—
Net assets applicable to seed money	455	964	256	—	—
Total net assets	$24,414	$3,206,025	$256	$504,948	$1,034,862
(1) Investment shares	2,945	209,956	22	35,965	76,770
(2) Investments, at cost	$32,483	$2,897,111	$204	$339,901	$716,025

December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$2,531,141	$2,775,529	$46,112	$605,255	$2,596,448
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,811	3,717	48	1,163	2,886
Total assets	2,533,952	2,779,246	46,160	606,418	2,599,334

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,510	2,533	43	687	2,577
Administrative charge	301	330	5	72	309
Contract terminations	—	854	—	404	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	2,811	3,717	48	1,163	2,886
Net assets applicable to contracts in accumulation period	2,524,407	2,773,009	43,715	602,489	2,596,448
Net assets applicable to contracts in payment period	6,734	1,644	—	—	—
Net assets applicable to seed money	—	876	2,397	2,766	—
Total net assets	$2,531,141	$2,775,529	$46,112	$605,255	$2,596,448
(1) Investment shares	86,564	96,306	1,329	52,953	62,762
(2) Investments, at cost	$2,079,825	$2,320,437	$24,230	$650,663	$1,896,716

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	15

Statement of Assets and Liabilities

December 31, 2023 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Assets
Investments, at fair value(1),(2)	$2,826,232	$319,423	$303,233	$222,684	$2,501,280
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	2,974	414	347	230	2,809
Total assets	2,829,206	319,837	303,580	222,914	2,504,089

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,630	342	311	203	2,400
Administrative charge	336	38	36	27	300
Contract terminations	8	34	—	—	109
Payable for investments purchased	—	—	—	—	—
Total liabilities	2,974	414	347	230	2,809
Net assets applicable to contracts in accumulation period	2,821,692	319,304	303,004	222,583	2,501,175
Net assets applicable to contracts in payment period	620	—	—	—	—
Net assets applicable to seed money	3,920	119	229	101	105
Total net assets	$2,826,232	$319,423	$303,233	$222,684	$2,501,280
(1) Investment shares	71,369	34,833	31,620	27,058	175,652
(2) Investments, at cost	$2,092,257	$324,964	$271,948	$254,745	$2,373,869

December 31, 2023 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Assets
Investments, at fair value(1),(2)	$6,127,340	$267,438	$232,340	$8,542,855	$62,759,140
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	35	—	—	—	—
Receivable for share redemptions	15,785	327	270	9,162	74,610
Total assets	6,143,160	267,765	232,610	8,552,017	62,833,750

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,485	291	242	8,104	66,770
Administrative charge	735	32	28	1,058	7,491
Contract terminations	7,565	4	—	—	349
Payable for investments purchased	35	—	—	—	—
Total liabilities	15,820	327	270	9,162	74,610
Net assets applicable to contracts in accumulation period	6,109,913	265,832	232,093	8,542,563	62,759,106
Net assets applicable to contracts in payment period	17,216	—	—	—	—
Net assets applicable to seed money	211	1,606	247	292	34
Total net assets	$6,127,340	$267,438	$232,340	$8,542,855	$62,759,140
(1) Investment shares	477,207	22,305	9,985	303,908	2,229,454
(2) Investments, at cost	$7,311,961	$267,332	$174,067	$4,287,887	$26,258,268

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$12,556,772	$38,160,614	$290,128	$26,559	$10,634,985
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	13,813	63,024	299	25	16,422
Total assets	12,570,585	38,223,638	290,427	26,584	10,651,407

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	12,309	40,036	264	22	12,017
Administrative charge	1,504	4,587	35	3	1,275
Contract terminations	—	18,401	—	—	3,130
Payable for investments purchased	—	—	—	—	—
Total liabilities	13,813	63,024	299	25	16,422
Net assets applicable to contracts in accumulation period	12,556,585	38,160,551	289,684	26,038	10,634,767
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	187	63	444	521	218
Total net assets	$12,556,772	$38,160,614	$290,128	$26,559	$10,634,985
(1) Investment shares	816,435	2,482,799	22,953	1,884	834,116
(2) Investments, at cost	$11,314,467	$31,462,475	$254,017	$20,241	$9,649,018

December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$27,721,281	$85,008,223	$161,004,079	$191,308,639	$605,340,529
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	41,794	105,384	237,977	236,661	936,643
Total assets	27,763,075	85,113,607	161,242,056	191,545,300	606,277,172

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	30,671	88,444	176,439	175,746	637,188
Administrative charge	3,331	10,133	19,290	22,860	72,532
Contract terminations	7,792	6,807	42,248	38,055	226,923
Payable for investments purchased	—	—	—	—	—
Total liabilities	41,794	105,384	237,977	236,661	936,643
Net assets applicable to contracts in accumulation period	27,721,190	85,008,147	161,004,033	191,302,407	605,308,645
Net assets applicable to contracts in payment period	—	—	—	6,134	31,766
Net assets applicable to seed money	91	76	46	98	118
Total net assets	$27,721,281	$85,008,223	$161,004,079	$191,308,639	$605,340,529
(1) Investment shares	1,964,655	4,942,339	9,409,940	8,922,978	28,194,715
(2) Investments, at cost	$22,500,170	$58,120,676	$116,365,494	$113,395,541	$321,369,331

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	17

Statement of Assets and Liabilities

December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$33,939,071	$143,921,641	$23,826,093	$60,596,250	$696,858
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	63,317	185,553	25,863	81,224	1,409
Total assets	34,002,388	144,107,194	23,851,956	60,677,474	698,267

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	32,540	159,839	23,017	65,197	820
Administrative charge	4,037	17,285	2,846	7,249	84
Contract terminations	26,740	8,429	—	8,778	505
Payable for investments purchased	—	—	—	—	—
Total liabilities	63,317	185,553	25,863	81,224	1,409
Net assets applicable to contracts in accumulation period	33,938,891	143,921,588	23,825,870	60,596,181	696,385
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	180	53	223	69	473
Total net assets	$33,939,071	$143,921,641	$23,826,093	$60,596,250	$696,858
(1) Investment shares	1,382,447	5,852,852	1,316,359	3,342,319	19,024
(2) Investments, at cost	$16,963,718	$64,366,413	$16,493,146	$38,435,877	$234,213

December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Assets
Investments, at fair value(1),(2)	$8,767,533	$353,972	$3,655,721	$2,138,699	$5,089,149
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	—	—	53
Receivable for share redemptions	18,602	353	3,278	1,968	11,528
Total assets	8,786,135	354,325	3,658,999	2,140,667	5,100,730

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,479	311	2,844	1,713	6,093
Administrative charge	1,048	42	434	255	608
Contract terminations	7,075	—	—	—	4,827
Payable for investments purchased	—	—	—	—	53
Total liabilities	18,602	353	3,278	1,968	11,581
Net assets applicable to contracts in accumulation period	8,767,272	353,519	3,655,304	2,138,256	5,088,449
Net assets applicable to contracts in payment period	—	—	—	—	—
Net assets applicable to seed money	261	453	417	443	700
Total net assets	$8,767,533	$353,972	$3,655,721	$2,138,699	$5,089,149
(1) Investment shares	245,109	26,655	224,691	144,702	381,782
(2) Investments, at cost	$4,783,086	$302,248	$2,960,077	$1,821,170	$7,156,479
See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Assets and Liabilities

December 31, 2023 (continued)	Wanger Intl
Assets
Investments, at fair value(1),(2)	$4,634,499
Dividends receivable	—
Accounts receivable from RiverSource Life for contract purchase payments	—
Receivable for share redemptions	11,596
Total assets	4,646,095

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,558
Administrative charge	557
Contract terminations	5,481
Payable for investments purchased	—
Total liabilities	11,596
Net assets applicable to contracts in accumulation period	4,634,043
Net assets applicable to contracts in payment period	—
Net assets applicable to seed money	456
Total net assets	$4,634,499
(1) Investment shares	227,404
(2) Investments, at cost	$5,466,642

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	19

Statement of Operations

Year ended December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Investment income
Dividend income	$2,498	$57,924	$—	$54,052	$252
Variable account expenses	3,544	143,535	33,180	55,002	12,270
Investment income (loss) — net	(1,046)	(85,611)	(33,180)	(950)	(12,018)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	38,512	2,141,372	320,214	444,502	99,176
Cost of investments sold	46,525	2,160,828	248,037	394,630	81,978
Net realized gain (loss) on sales of investments	(8,013)	(19,456)	72,177	49,872	17,198
Distributions from capital gains	14,312	—	183,975	341,426	54,390
Net change in unrealized appreciation (depreciation) of investments	25,256	1,204,261	464,929	22,514	52,267
Net gain (loss) on investments	31,555	1,184,805	721,081	413,812	123,855
Net increase (decrease) in net assets resulting from operations	$30,509	$1,099,194	$687,901	$412,862	$111,837

Year ended December 31, 2023 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 1	Allspg VT Intl Eq, Cl 2
Investment income
Dividend income	$—	$—	$53,405	$2,291	$48,091
Variable account expenses	4,470	230,827	78,057	1,742	49,907
Investment income (loss) — net	(4,470)	(230,827)	(24,652)	549	(1,816)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	104,009	2,930,967	999,181	10,353	789,922
Cost of investments sold	108,762	3,311,935	926,944	17,175	1,247,851
Net realized gain (loss) on sales of investments	(4,753)	(380,968)	72,237	(6,822)	(457,929)
Distributions from capital gains	37,800	1,624,589	172,913	—	—
Net change in unrealized appreciation (depreciation) of investments	70,133	3,230,366	553,301	23,992	887,761
Net gain (loss) on investments	103,180	4,473,987	798,451	17,170	429,832
Net increase (decrease) in net assets resulting from operations	$98,710	$4,243,160	$773,799	$17,719	$428,016

Year ended December 31, 2023 (continued)	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II
Investment income
Dividend income	$—	$—	$—	$2,658	$420,485
Variable account expenses	6,583	53,939	44,840	2,426	214,355
Investment income (loss) — net	(6,583)	(53,939)	(44,840)	232	206,130

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	53,860	910,159	368,565	30,325	1,878,559
Cost of investments sold	50,720	825,260	445,766	34,517	2,114,404
Net realized gain (loss) on sales of investments	3,140	84,899	(77,201)	(4,192)	(235,845)
Distributions from capital gains	42,479	337,628	—	—	—
Net change in unrealized appreciation (depreciation) of investments	70,356	518,384	198,686	15,223	225,170
Net gain (loss) on investments	115,975	940,911	121,485	11,031	(10,675)
Net increase (decrease) in net assets resulting from operations	$109,392	$886,972	$76,645	$11,263	$195,455

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I	AC VP Val, Cl II
Investment income
Dividend income	$386	$1,608	$—	$6,713	$6,898
Variable account expenses	215	1,240	100,435	3,962	5,532
Investment income (loss) — net	171	368	(100,435)	2,751	1,366

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	30,336	1,249	1,720,285	30,099	7,823
Cost of investments sold	28,974	1,115	1,323,491	20,733	6,839
Net realized gain (loss) on sales of investments	1,362	134	396,794	9,366	984
Distributions from capital gains	—	8,159	481,859	22,081	23,824
Net change in unrealized appreciation (depreciation) of investments	1,765	(5,502)	1,329,498	(14,152)	(4,600)
Net gain (loss) on investments	3,127	2,791	2,208,151	17,295	20,208
Net increase (decrease) in net assets resulting from operations	$3,298	$3,159	$2,107,716	$20,046	$21,574

Year ended December 31, 2023 (continued)	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I
Investment income
Dividend income	$362	$—	$2,781	$529	$—
Variable account expenses	1,027	41,516	5,272	1,603	1,598
Investment income (loss) — net	(665)	(41,516)	(2,491)	(1,074)	(1,598)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,138	904,725	16,937	1,130	7,727
Cost of investments sold	2,098	833,867	14,484	1,277	6,762
Net realized gain (loss) on sales of investments	40	70,858	2,453	(147)	965
Distributions from capital gains	2,125	—	44,658	9,356	—
Net change in unrealized appreciation (depreciation) of investments	9,024	1,106,131	32,180	10,775	7,008
Net gain (loss) on investments	11,189	1,176,989	79,291	19,984	7,973
Net increase (decrease) in net assets resulting from operations	$10,524	$1,135,473	$76,800	$18,910	$6,375

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$4,139
Variable account expenses	31,543	200,781	258,706	92,033	1,113
Investment income (loss) — net	(31,543)	(200,781)	(258,706)	(92,033)	3,026

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	275,318	2,817,579	2,464,737	926,946	4,370
Cost of investments sold	128,969	877,847	1,127,056	1,362,068	4,370
Net realized gain (loss) on sales of investments	146,349	1,939,732	1,337,681	(435,122)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	290,661	954,425	(587,266)	946,346	—
Net gain (loss) on investments	437,010	2,894,157	750,415	511,224	—
Net increase (decrease) in net assets resulting from operations	$405,467	$2,693,376	$491,709	$419,191	$3,026

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	21

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$824,860	$157,199	$12,040	$153,583	$145,354
Variable account expenses	277,895	47,677	2,857	51,419	98,879
Investment income (loss) — net	546,965	109,522	9,183	102,164	46,475

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,832,022	468,171	22,542	669,286	1,004,616
Cost of investments sold	3,831,959	527,685	30,903	850,923	1,255,724
Net realized gain (loss) on sales of investments	63	(59,514)	(8,361)	(181,637)	(251,108)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(63)	232,647	20,440	355,865	502,002
Net gain (loss) on investments	—	173,133	12,079	174,228	250,894
Net increase (decrease) in net assets resulting from operations	$546,965	$282,655	$21,262	$276,392	$297,369

Year ended December 31, 2023 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$5,729	$—
Variable account expenses	3,852	10,709	71,044	4,538	1,807
Investment income (loss) — net	(3,852)	(10,709)	(71,044)	1,191	(1,807)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	215,463	63,961	784,838	25,565	28,740
Cost of investments sold	46,544	20,415	201,560	26,216	12,074
Net realized gain (loss) on sales of investments	168,919	43,546	583,278	(651)	16,666
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(44,221)	182,211	668,930	40,013	(12,101)
Net gain (loss) on investments	124,698	225,757	1,252,208	39,362	4,565
Net increase (decrease) in net assets resulting from operations	$120,846	$215,048	$1,181,164	$40,553	$2,758

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$3,244	$—
Variable account expenses	23,222	479	9,143	12,478	212
Investment income (loss) — net	(23,222)	(479)	(9,143)	(9,234)	(212)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	214,618	5,154	93,108	141,302	274
Cost of investments sold	80,730	2,105	39,668	159,928	331
Net realized gain (loss) on sales of investments	133,888	3,049	53,440	(18,626)	(57)
Distributions from capital gains	—	—	—	55,252	—
Net change in unrealized appreciation (depreciation) of investments	215,758	(202)	23,071	115,497	4,003
Net gain (loss) on investments	349,646	2,847	76,511	152,123	3,946
Net increase (decrease) in net assets resulting from operations	$326,424	$2,368	$67,368	$142,889	$3,734

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Investment income
Dividend income	$3,631	$110,824	$3,343	$114,175	$—
Variable account expenses	1,605	64,143	266	21,640	15,657
Investment income (loss) — net	2,026	46,681	3,077	92,535	(15,657)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,010	1,152,629	1,560	234,356	225,236
Cost of investments sold	10,096	1,371,766	2,986	328,330	112,639
Net realized gain (loss) on sales of investments	(2,086)	(219,137)	(1,426)	(93,974)	112,597
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	5,158	322,780	(3,462)	27,490	215,264
Net gain (loss) on investments	3,072	103,643	(4,888)	(66,484)	327,861
Net increase (decrease) in net assets resulting from operations	$5,098	$150,324	$(1,811)	$26,051	$312,204

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl
Investment income
Dividend income	$—	$48,702	$3,868	$2,036	$10,653
Variable account expenses	419	9,914	2,934	2,025	35,162
Investment income (loss) — net	(419)	38,788	934	11	(24,509)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	894	120,670	3,203	16,523	280,814
Cost of investments sold	326	128,550	2,540	13,341	201,635
Net realized gain (loss) on sales of investments	568	(7,880)	663	3,182	79,179
Distributions from capital gains	—	—	8,324	5,020	97,499
Net change in unrealized appreciation (depreciation) of investments	1,945	22,563	32,507	15,366	600,301
Net gain (loss) on investments	2,513	14,683	41,494	23,568	776,979
Net increase (decrease) in net assets resulting from operations	$2,094	$53,471	$42,428	$23,579	$752,470

Year ended December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl
Investment income
Dividend income	$82,832	$797	$16,785	$798	$12
Variable account expenses	529,755	10,028	15,611	770	374
Investment income (loss) — net	(446,923)	(9,231)	1,174	28	(362)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,496,907	30,285	46,381	2,739	400
Cost of investments sold	5,810,019	25,272	33,089	1,847	298
Net realized gain (loss) on sales of investments	1,686,888	5,013	13,292	892	102
Distributions from capital gains	1,209,429	34,415	40,247	2,096	1,509
Net change in unrealized appreciation (depreciation) of investments	6,769,496	145,417	109,033	5,179	7,989
Net gain (loss) on investments	9,665,813	184,845	162,572	8,167	9,600
Net increase (decrease) in net assets resulting from operations	$9,218,890	$175,614	$163,746	$8,195	$9,238

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	23

Statement of Operations

Year ended December 31, 2023 (continued)	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Investment income
Dividend income	$68	$34,230	$14,333	$145,563	$22,524
Variable account expenses	24,925	7,888	3,695	101,314	58,896
Investment income (loss) — net	(24,857)	26,342	10,638	44,249	(36,372)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	257,296	38,045	29,593	960,439	690,702
Cost of investments sold	196,405	45,886	36,600	1,130,003	634,107
Net realized gain (loss) on sales of investments	60,891	(7,841)	(7,007)	(169,564)	56,595
Distributions from capital gains	91,451	—	—	—	122,565
Net change in unrealized appreciation (depreciation) of investments	400,593	34,139	17,974	366,335	436,792
Net gain (loss) on investments	552,935	26,298	10,967	196,771	615,952
Net increase (decrease) in net assets resulting from operations	$528,078	$52,640	$21,605	$241,020	$579,580

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Investment income
Dividend income	$42,388	$327	$24,201	$43,758	$208,861
Variable account expenses	161,466	651	50,934	20,455	59,091
Investment income (loss) — net	(119,078)	(324)	(26,733)	23,303	149,770

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,595,179	12,642	702,575	184,227	455,465
Cost of investments sold	1,526,169	11,090	576,795	246,932	486,809
Net realized gain (loss) on sales of investments	69,010	1,552	125,780	(62,705)	(31,344)
Distributions from capital gains	317,752	92	8,109	—	253,206
Net change in unrealized appreciation (depreciation) of investments	1,146,891	4,726	428,612	175,425	(108,126)
Net gain (loss) on investments	1,533,653	6,370	562,501	112,720	113,736
Net increase (decrease) in net assets resulting from operations	$1,414,575	$6,046	$535,768	$136,023	$263,506

Year ended December 31, 2023 (continued)	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst
Investment income
Dividend income	$317,781	$1,758	$14,782	$—	$430
Variable account expenses	229,883	4,313	38,437	66,809	233
Investment income (loss) — net	87,898	(2,555)	(23,655)	(66,809)	197

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,043,524	148,931	370,167	608,676	1,134
Cost of investments sold	2,198,156	130,942	434,252	828,698	1,157
Net realized gain (loss) on sales of investments	(154,632)	17,989	(64,085)	(220,022)	(23)
Distributions from capital gains	1,462,654	20,180	160,246	—	—
Net change in unrealized appreciation (depreciation) of investments	528,964	(11,972)	229,761	1,432,653	2,323
Net gain (loss) on investments	1,836,986	26,197	325,922	1,212,631	2,300
Net increase (decrease) in net assets resulting from operations	$1,924,884	$23,642	$302,267	$1,145,822	$2,497

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Investment income
Dividend income	$93,988	$—	$10,288	$—	$—
Variable account expenses	147,612	2,192	20,445	32,126	9,992
Investment income (loss) — net	(53,624)	(2,192)	(10,157)	(32,126)	(9,992)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,204,053	3,863	149,941	297,996	80,007
Cost of investments sold	1,212,485	3,950	138,962	303,206	85,283
Net realized gain (loss) on sales of investments	(8,432)	(87)	10,979	(5,210)	(5,276)
Distributions from capital gains	231,490	6,176	—	53,057	14,877
Net change in unrealized appreciation (depreciation) of investments	711,814	42,617	303,826	764,345	196,968
Net gain (loss) on investments	934,872	48,706	314,805	812,192	206,569
Net increase (decrease) in net assets resulting from operations	$881,248	$46,514	$304,648	$780,066	$196,577

Year ended December 31, 2023 (continued)	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Investment income
Dividend income	$19,574	$—	$—	$345,613	$34,819
Variable account expenses	76,750	11,229	134,591	368,520	66,651
Investment income (loss) — net	(57,176)	(11,229)	(134,591)	(22,907)	(31,832)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	961,859	97,756	1,997,965	3,548,156	763,575
Cost of investments sold	1,104,931	108,296	2,229,897	2,618,102	791,317
Net realized gain (loss) on sales of investments	(143,072)	(10,540)	(231,932)	930,054	(27,742)
Distributions from capital gains	1,090,183	—	—	2,489,010	112,362
Net change in unrealized appreciation (depreciation) of investments	(211,770)	251,476	2,754,406	(1,197,421)	891,516
Net gain (loss) on investments	735,341	240,936	2,522,474	2,221,643	976,136
Net increase (decrease) in net assets resulting from operations	$678,165	$229,707	$2,387,883	$2,198,736	$944,304

Year ended December 31, 2023 (continued)	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Investment income
Dividend income	$203	$—	$—	$1,016	$—
Variable account expenses	496	1,671	5,898	7,339	8,564
Investment income (loss) — net	(293)	(1,671)	(5,898)	(6,323)	(8,564)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	634	80,350	189,767	40,581	120,434
Cost of investments sold	645	105,069	243,560	34,290	119,733
Net realized gain (loss) on sales of investments	(11)	(24,719)	(53,793)	6,291	701
Distributions from capital gains	1,009	—	—	380	390
Net change in unrealized appreciation (depreciation) of investments	7,358	33,056	109,994	79,140	88,271
Net gain (loss) on investments	8,356	8,337	56,201	85,811	89,362
Net increase (decrease) in net assets resulting from operations	$8,063	$6,666	$50,303	$79,488	$80,798

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	25

Statement of Operations

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Gro & Inc, Ser II
Investment income
Dividend income	$2	$—	$—	$—	$5,171
Variable account expenses	12	23,738	826	180,021	5,628
Investment income (loss) — net	(10)	(23,738)	(826)	(180,021)	(457)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	74	227,447	5,568	1,794,853	15,227
Cost of investments sold	65	213,819	7,108	2,170,258	14,422
Net realized gain (loss) on sales of investments	9	13,628	(1,540)	(375,405)	805
Distributions from capital gains	104	205,446	—	—	50,576
Net change in unrealized appreciation (depreciation) of investments	155	294,958	6,520	1,316,216	(9,961)
Net gain (loss) on investments	268	514,032	4,980	940,811	41,420
Net increase (decrease) in net assets resulting from operations	$258	$490,294	$4,154	$760,790	$40,963

Year ended December 31, 2023 (continued)	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst
Investment income
Dividend income	$—	$209	$233	$16,692	$23,170
Variable account expenses	632	342	10,332	24,997	16,478
Investment income (loss) — net	(632)	(133)	(10,099)	(8,305)	6,692

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,395	401	116,998	381,020	351,894
Cost of investments sold	1,500	476	141,913	343,594	237,483
Net realized gain (loss) on sales of investments	(105)	(75)	(24,915)	37,426	114,411
Distributions from capital gains	—	1,698	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,271	3,226	106,552	255,585	33,110
Net gain (loss) on investments	1,166	4,849	81,637	293,011	147,521
Net increase (decrease) in net assets resulting from operations	$534	$4,716	$71,538	$284,706	$154,213

Year ended December 31, 2023 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Investment income
Dividend income	$595	$7,519	$—	$2,252	$879
Variable account expenses	9,490	11,406	2,213	2,411	22,582
Investment income (loss) — net	(8,895)	(3,887)	(2,213)	(159)	(21,703)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	77,168	50,021	38,998	35,458	381,160
Cost of investments sold	63,015	36,170	30,197	29,689	338,247
Net realized gain (loss) on sales of investments	14,153	13,851	8,801	5,769	42,913
Distributions from capital gains	50,296	22,788	—	—	—
Net change in unrealized appreciation (depreciation) of investments	42,453	147,597	53,237	9,052	467,067
Net gain (loss) on investments	106,902	184,236	62,038	14,821	509,980
Net increase (decrease) in net assets resulting from operations	$98,007	$180,349	$59,825	$14,662	$488,277

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	Lazard Retire Intl Eq, Serv	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl(1)	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Investment income
Dividend income	$432	$—	$1,664	$6,179	$3,088
Variable account expenses	600	793	2,081	12,932	8,347
Investment income (loss) — net	(168)	(793)	(417)	(6,753)	(5,259)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	16,647	1,947	11,209	342,312	20,963
Cost of investments sold	19,127	1,014	10,450	259,907	15,720
Net realized gain (loss) on sales of investments	(2,480)	933	759	82,405	5,243
Distributions from capital gains	—	847	970	47,555	37,626
Net change in unrealized appreciation (depreciation) of investments	8,371	7,016	29,538	18,616	66,332
Net gain (loss) on investments	5,891	8,796	31,267	148,576	109,201
Net increase (decrease) in net assets resulting from operations	$5,723	$8,003	$30,850	$141,823	$103,942

(1) For the period April 28, 2023 (commencement of operations) to December 31, 2023.

Year ended December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Investment income
Dividend income	$809	$—	$—	$1,190	$594
Variable account expenses	20,765	4,658	19,670	3,448	336
Investment income (loss) — net	(19,956)	(4,658)	(19,670)	(2,258)	258

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	181,810	63,484	153,610	93,857	1,333
Cost of investments sold	176,435	84,811	242,514	78,848	1,247
Net realized gain (loss) on sales of investments	5,375	(21,327)	(88,904)	15,009	86
Distributions from capital gains	87,434	—	—	12,577	1,236
Net change in unrealized appreciation (depreciation) of investments	249,172	64,443	272,426	21,949	987
Net gain (loss) on investments	341,981	43,116	183,522	49,535	2,309
Net increase (decrease) in net assets resulting from operations	$322,025	$38,458	$163,852	$47,277	$2,567

Year ended December 31, 2023 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Investment income
Dividend income	$215,373	$83,448	$29,264	$—	$2,339
Variable account expenses	161,334	33,594	12,527	677	2,036
Investment income (loss) — net	54,039	49,854	16,737	(677)	303

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,381,576	433,141	142,815	5,901	28,754
Cost of investments sold	1,363,219	396,788	132,442	15,141	34,695
Net realized gain (loss) on sales of investments	18,357	36,353	10,373	(9,240)	(5,941)
Distributions from capital gains	514,048	129,124	49,086	—	—
Net change in unrealized appreciation (depreciation) of investments	410,709	(326,594)	(113,299)	24,274	16,215
Net gain (loss) on investments	943,114	(161,117)	(53,840)	15,034	10,274
Net increase (decrease) in net assets resulting from operations	$997,153	$(111,263)	$(37,103)	$14,357	$10,577

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	27

Statement of Operations

Year ended December 31, 2023 (continued)	MS VIF US Real Est, Cl I	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Investment income
Dividend income	$3,637	$7,745	$17,133	$26,969	$8,804
Variable account expenses	2,232	6,990	10,223	5,684	1,993
Investment income (loss) — net	1,405	755	6,910	21,285	6,811

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,176	109,078	75,399	61,399	23,318
Cost of investments sold	15,171	126,006	89,981	94,581	36,536
Net realized gain (loss) on sales of investments	(1,995)	(16,928)	(14,582)	(33,182)	(13,218)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	20,130	63,183	44,429	25,102	10,472
Net gain (loss) on investments	18,135	46,255	29,847	(8,080)	(2,746)
Net increase (decrease) in net assets resulting from operations	$19,540	$47,010	$36,757	$13,205	$4,065

Year ended December 31, 2023 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Investment income
Dividend income	$984	$3,490	$2,204	$19,954	$4,559
Variable account expenses	2,637	5,196	9,791	4,883	1,171
Investment income (loss) — net	(1,653)	(1,706)	(7,587)	15,071	3,388

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,638	37,127	113,101	47,102	15,927
Cost of investments sold	21,406	42,760	106,528	62,343	20,417
Net realized gain (loss) on sales of investments	232	(5,633)	6,573	(15,241)	(4,490)
Distributions from capital gains	—	—	58,325	—	—
Net change in unrealized appreciation (depreciation) of investments	19,928	65,907	(6,688)	35,544	9,274
Net gain (loss) on investments	20,160	60,274	58,210	20,303	4,784
Net increase (decrease) in net assets resulting from operations	$18,507	$58,568	$50,623	$35,374	$8,172

Year ended December 31, 2023 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Investment income
Dividend income	$1,439	$1,207	$4	$—	$—
Variable account expenses	339	43,898	3	6,393	12,908
Investment income (loss) — net	1,100	(42,691)	1	(6,393)	(12,908)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,490	520,898	70	40,679	70,077
Cost of investments sold	3,460	509,792	57	32,076	56,588
Net realized gain (loss) on sales of investments	(970)	11,106	13	8,603	13,489
Distributions from capital gains	—	—	—	5,965	12,627
Net change in unrealized appreciation (depreciation) of investments	606	530,526	24	149,268	304,917
Net gain (loss) on investments	(364)	541,632	37	163,836	331,033
Net increase (decrease) in net assets resulting from operations	$736	$498,941	$38	$157,443	$318,125

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$55,157	$53,243	$342	$849	$17,751
Variable account expenses	34,275	34,197	585	8,764	33,400
Investment income (loss) — net	20,882	19,046	(243)	(7,915)	(15,649)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	250,780	226,032	12,917	62,960	170,794
Cost of investments sold	225,184	203,113	7,855	76,070	140,426
Net realized gain (loss) on sales of investments	25,596	22,919	5,062	(13,110)	30,368
Distributions from capital gains	138,983	149,250	—	65,385	72,670
Net change in unrealized appreciation (depreciation) of investments	139,983	160,533	5,611	67,763	439,323
Net gain (loss) on investments	304,562	332,702	10,673	120,038	542,361
Net increase (decrease) in net assets resulting from operations	$325,444	$351,748	$10,430	$112,123	$526,712

Year ended December 31, 2023 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Investment income
Dividend income	$13,782	$—	$2,339	$4,918	$80,553
Variable account expenses	35,085	4,572	3,843	2,981	33,761
Investment income (loss) — net	(21,303)	(4,572)	(1,504)	1,937	46,792

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	252,099	54,465	11,802	35,018	358,639
Cost of investments sold	208,422	63,420	11,393	40,400	362,455
Net realized gain (loss) on sales of investments	43,677	(8,955)	409	(5,382)	(3,816)
Distributions from capital gains	84,476	—	24,287	178	—
Net change in unrealized appreciation (depreciation) of investments	470,000	60,330	36,467	28,647	389,944
Net gain (loss) on investments	598,153	51,375	61,163	23,443	386,128
Net increase (decrease) in net assets resulting from operations	$576,850	$46,803	$59,659	$25,380	$432,920

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Investment income
Dividend income	$—	$8,334	$5,088	$—	$—
Variable account expenses	102,452	3,847	3,204	128,373	926,974
Investment income (loss) — net	(102,452)	4,487	1,884	(128,373)	(926,974)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	893,896	19,982	14,209	3,291,960	10,449,270
Cost of investments sold	1,121,475	21,966	10,239	1,867,127	4,918,276
Net realized gain (loss) on sales of investments	(227,579)	(1,984)	3,970	1,424,833	5,530,994
Distributions from capital gains	—	—	14,154	—	—
Net change in unrealized appreciation (depreciation) of investments	394,543	41,751	18,232	128,206	4,363,627
Net gain (loss) on investments	166,964	39,767	36,356	1,553,039	9,894,621
Net increase (decrease) in net assets resulting from operations	$64,512	$44,254	$38,240	$1,424,666	$8,967,647

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	29

Statement of Operations

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	182,509	590,547	3,982	311	168,025
Investment income (loss) — net	(182,509)	(590,547)	(3,982)	(311)	(168,025)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,388,775	8,659,216	59,776	3,126	1,910,705
Cost of investments sold	3,199,443	7,462,593	55,618	2,573	1,800,901
Net realized gain (loss) on sales of investments	189,332	1,196,623	4,158	553	109,804
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	882,254	2,015,725	30,073	3,001	706,903
Net gain (loss) on investments	1,071,586	3,212,348	34,231	3,554	816,707
Net increase (decrease) in net assets resulting from operations	$889,077	$2,621,801	$30,249	$3,243	$648,682

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	441,794	1,224,811	2,483,487	2,517,332	9,007,018
Investment income (loss) — net	(441,794)	(1,224,811)	(2,483,487)	(2,517,332)	(9,007,018)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,874,438	11,443,515	24,940,787	30,325,314	101,626,299
Cost of investments sold	5,089,689	8,427,039	19,230,859	19,094,965	56,960,494
Net realized gain (loss) on sales of investments	784,749	3,016,476	5,709,928	11,230,349	44,665,805
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,928,415	8,421,502	13,004,207	12,171,646	29,486,148
Net gain (loss) on investments	2,713,164	11,437,978	18,714,135	23,401,995	74,151,953
Net increase (decrease) in net assets resulting from operations	$2,271,370	$10,213,167	$16,230,648	$20,884,663	$65,144,935

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	464,447	2,273,770	343,086	944,790	11,336
Investment income (loss) — net	(464,447)	(2,273,770)	(343,086)	(944,790)	(11,336)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,258,747	30,390,352	5,316,581	12,159,675	156,036
Cost of investments sold	3,865,095	14,670,747	4,172,682	8,208,688	59,199
Net realized gain (loss) on sales of investments	3,393,652	15,719,605	1,143,899	3,950,987	96,837
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,404,105	4,761,201	1,323,070	2,239,807	54,787
Net gain (loss) on investments	4,797,757	20,480,806	2,466,969	6,190,794	151,624
Net increase (decrease) in net assets resulting from operations	$4,333,310	$18,207,036	$2,123,883	$5,246,004	$140,288

See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Operations

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	139,315	5,273	37,949	23,712	81,571
Investment income (loss) — net	(139,315)	(5,273)	(37,949)	(23,712)	(81,571)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,362,534	127,794	864,488	265,947	920,262
Cost of investments sold	782,737	113,485	763,493	246,393	1,429,659
Net realized gain (loss) on sales of investments	579,797	14,309	100,995	19,554	(509,397)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	365,695	25,316	438,965	244,745	1,499,506
Net gain (loss) on investments	945,492	39,625	539,960	264,299	990,109
Net increase (decrease) in net assets resulting from operations	$806,177	$34,352	$502,011	$240,587	$908,538

Year ended December 31, 2023 (continued)	Wanger Intl
Investment income
Dividend income	$14,128
Variable account expenses	72,566
Investment income (loss) — net	(58,438)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	955,818
Cost of investments sold	1,228,733
Net realized gain (loss) on sales of investments	(272,915)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	989,988
Net gain (loss) on investments	717,073
Net increase (decrease) in net assets resulting from operations	$658,635

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	31

Statement of Changes in Net Assets

Year ended December 31, 2023	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$(1,046)	$(85,611)	$(33,180)	$(950)	$(12,018)
Net realized gain (loss) on sales of investments	(8,013)	(19,456)	72,177	49,872	17,198
Distributions from capital gains	14,312	—	183,975	341,426	54,390
Net change in unrealized appreciation (depreciation) of investments	25,256	1,204,261	464,929	22,514	52,267
Net increase (decrease) in net assets resulting from operations	30,509	1,099,194	687,901	412,862	111,837

Contract transactions
Contract purchase payments	75	5,133	850	480	107
Net transfers(1)	(10,363)	(585,932)	29,509	(31,414)	(6,720)
Adjustments to net assets allocated to contracts in payment period	—	(1,783)	—	—	—
Contract charges	(1,012)	(44,573)	(3,756)	(8,591)	(1,805)
Contract terminations:
Surrender benefits	(6,957)	(704,806)	(67,716)	(228,688)	(35,449)
Death benefits	(3,885)	(327,165)	(198,406)	(96,538)	(41,581)
Increase (decrease) from transactions	(22,142)	(1,659,126)	(239,519)	(364,751)	(85,448)
Net assets at beginning of year	284,260	9,059,372	2,175,149	4,322,523	850,086
Net assets at end of year	$292,627	$8,499,440	$2,623,531	$4,370,634	$876,475

Accumulation unit activity
Units outstanding at beginning of year	162,207	7,982,373	824,545	1,342,967	600,454
Units purchased	6,761	4,081	9,951	5,803	630
Units redeemed	(19,604)	(1,357,683)	(91,186)	(111,038)	(59,887)
Units outstanding at end of year	149,364	6,628,771	743,310	1,237,732	541,197

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 1	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$(4,470)	$(230,827)	$(24,652)	$549	$(1,816)
Net realized gain (loss) on sales of investments	(4,753)	(380,968)	72,237	(6,822)	(457,929)
Distributions from capital gains	37,800	1,624,589	172,913	—	—
Net change in unrealized appreciation (depreciation) of investments	70,133	3,230,366	553,301	23,992	887,761
Net increase (decrease) in net assets resulting from operations	98,710	4,243,160	773,799	17,719	428,016

Contract transactions
Contract purchase payments	—	25,193	9,376	—	8,092
Net transfers(1)	643	(683,075)	7,489	—	(164,785)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(1,003)
Contract charges	(466)	(51,339)	(3,013)	(266)	(11,488)
Contract terminations:
Surrender benefits	(56,396)	(1,125,169)	(257,758)	(2,745)	(373,106)
Death benefits	(42,677)	(720,174)	(612,588)	(5,600)	(151,352)
Increase (decrease) from transactions	(98,896)	(2,554,564)	(856,494)	(8,611)	(693,642)
Net assets at beginning of year	339,886	14,648,783	5,450,029	127,216	3,423,398
Net assets at end of year	$339,700	$16,337,379	$5,367,334	$136,324	$3,157,772

Accumulation unit activity
Units outstanding at beginning of year	110,687	3,105,065	2,146,971	70,718	1,891,020
Units purchased	190	3,974	33,233	—	3,981
Units redeemed	(26,506)	(466,027)	(344,976)	(4,287)	(363,600)
Units outstanding at end of year	84,371	2,643,012	1,835,228	66,431	1,531,401

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	33

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II
Operations
Investment income (loss) — net	$(6,583)	$(53,939)	$(44,840)	$232	$206,130
Net realized gain (loss) on sales of investments	3,140	84,899	(77,201)	(4,192)	(235,845)
Distributions from capital gains	42,479	337,628	—	—	—
Net change in unrealized appreciation (depreciation) of investments	70,356	518,384	198,686	15,223	225,170
Net increase (decrease) in net assets resulting from operations	109,392	886,972	76,645	11,263	195,455

Contract transactions
Contract purchase payments	—	15,458	847	2,124	9,938
Net transfers(1)	421	(97,365)	128,221	—	964,901
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(717)	(12,241)	(9,061)	(117)	(62,661)
Contract terminations:
Surrender benefits	(23,162)	(600,707)	(244,682)	(9,393)	(952,661)
Death benefits	(23,219)	(138,681)	(54,404)	(18,698)	(610,137)
Increase (decrease) from transactions	(46,677)	(833,536)	(179,079)	(26,084)	(650,620)
Net assets at beginning of year	452,374	4,033,542	3,124,586	184,983	12,833,794
Net assets at end of year	$515,089	$4,086,978	$3,022,152	$170,162	$12,378,629

Accumulation unit activity
Units outstanding at beginning of year	152,369	1,399,463	1,666,524	51,861	10,012,284
Units purchased	125	6,527	71,266	571	749,185
Units redeemed	(13,688)	(270,099)	(170,859)	(7,901)	(1,268,919)
Units outstanding at end of year	138,806	1,135,891	1,566,931	44,531	9,492,550

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I	AC VP Val, Cl II
Operations
Investment income (loss) — net	$171	$368	$(100,435)	$2,751	$1,366
Net realized gain (loss) on sales of investments	1,362	134	396,794	9,366	984
Distributions from capital gains	—	8,159	481,859	22,081	23,824
Net change in unrealized appreciation (depreciation) of investments	1,765	(5,502)	1,329,498	(14,152)	(4,600)
Net increase (decrease) in net assets resulting from operations	3,298	3,159	2,107,716	20,046	21,574

Contract transactions
Contract purchase payments	100	—	6,792	3,497	75
Net transfers(1)	(16)	(5)	(790,100)	—	2,069
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(121)	—	(25,756)	(190)	(32)
Contract terminations:
Surrender benefits	(29,982)	—	(468,007)	(15,308)	(1,782)
Death benefits	—	—	(227,214)	(11,024)	—
Increase (decrease) from transactions	(30,019)	(5)	(1,504,285)	(23,025)	330
Net assets at beginning of year	29,241	74,025	5,638,304	291,000	303,244
Net assets at end of year	$2,520	$77,179	$6,241,735	$288,021	$325,148

Accumulation unit activity
Units outstanding at beginning of year	14,511	26,754	1,559,583	57,159	105,291
Units purchased	—	—	1,537	662	719
Units redeemed	(14,511)	—	(336,582)	(5,232)	(579)
Units outstanding at end of year	—	26,754	1,224,538	52,589	105,431

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	35

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I
Operations
Investment income (loss) — net	$(665)	$(41,516)	$(2,491)	$(1,074)	$(1,598)
Net realized gain (loss) on sales of investments	40	70,858	2,453	(147)	965
Distributions from capital gains	2,125	—	44,658	9,356	—
Net change in unrealized appreciation (depreciation) of investments	9,024	1,106,131	32,180	10,775	7,008
Net increase (decrease) in net assets resulting from operations	10,524	1,135,473	76,800	18,910	6,375

Contract transactions
Contract purchase payments	—	1,487	18	—	125
Net transfers(1)	949	(498,028)	(3,975)	(5)	848
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	—	(11,591)	(397)	(10)	(106)
Contract terminations:
Surrender benefits	—	(191,402)	(5,310)	—	(6,018)
Death benefits	—	(123,973)	—	—	—
Increase (decrease) from transactions	949	(823,507)	(9,664)	(15)	(5,151)
Net assets at beginning of year	63,321	2,297,103	350,579	99,948	98,950
Net assets at end of year	$74,794	$2,609,069	$417,715	$118,843	$100,174

Accumulation unit activity
Units outstanding at beginning of year	20,390	685,008	170,329	27,700	31,612
Units purchased	361	348	313	—	273
Units redeemed	—	(187,710)	(4,493)	(2)	(1,950)
Units outstanding at end of year	20,751	497,646	166,149	27,698	29,935

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$(31,543)	$(200,781)	$(258,706)	$(92,033)	$3,026
Net realized gain (loss) on sales of investments	146,349	1,939,732	1,337,681	(435,122)	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	290,661	954,425	(587,266)	946,346	—
Net increase (decrease) in net assets resulting from operations	405,467	2,693,376	491,709	419,191	3,026

Contract transactions
Contract purchase payments	3,055	25,977	14,236	3,741	300
Net transfers(1)	(3,620)	(297,276)	905,658	143,496	(1,196)
Adjustments to net assets allocated to contracts in payment period	74	2,926	(2,922)	—	—
Contract charges	(3,119)	(47,922)	(70,014)	(27,652)	(63)
Contract terminations:
Surrender benefits	(209,469)	(1,356,098)	(1,388,525)	(461,123)	(2,023)
Death benefits	(25,870)	(711,304)	(635,751)	(209,354)	—
Increase (decrease) from transactions	(238,949)	(2,383,697)	(1,177,318)	(550,892)	(2,982)
Net assets at beginning of year	2,190,178	13,103,541	16,832,643	5,680,084	90,411
Net assets at end of year	$2,356,696	$13,413,220	$16,147,034	$5,548,383	$90,455

Accumulation unit activity
Units outstanding at beginning of year	705,129	4,862,425	4,702,423	2,507,293	92,303
Units purchased	712	30,408	304,861	69,636	301
Units redeemed	(69,057)	(858,089)	(633,565)	(298,262)	(3,318)
Units outstanding at end of year	636,784	4,034,744	4,373,719	2,278,667	89,286

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	37

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$546,965	$109,522	$9,183	$102,164	$46,475
Net realized gain (loss) on sales of investments	63	(59,514)	(8,361)	(181,637)	(251,108)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(63)	232,647	20,440	355,865	502,002
Net increase (decrease) in net assets resulting from operations	546,965	282,655	21,262	276,392	297,369

Contract transactions
Contract purchase payments	50,245	5,747	—	2,511	4,782
Net transfers(1)	175,699	89,673	(151)	12,927	151,808
Adjustments to net assets allocated to contracts in payment period	(1,991)	—	—	—	(3,130)
Contract charges	(59,313)	(12,893)	(36)	(17,695)	(30,732)
Contract terminations:
Surrender benefits	(2,089,637)	(217,767)	(19,246)	(361,489)	(610,823)
Death benefits	(855,007)	(131,251)	—	(137,815)	(156,948)
Increase (decrease) from transactions	(2,780,004)	(266,491)	(19,433)	(501,561)	(645,043)
Net assets at beginning of year	19,579,922	2,907,511	223,655	3,201,225	6,902,845
Net assets at end of year	$17,346,883	$2,923,675	$225,484	$2,976,056	$6,555,171

Accumulation unit activity
Units outstanding at beginning of year	20,809,527	1,280,085	205,504	1,551,734	4,622,524
Units purchased	434,851	45,542	—	19,369	157,254
Units redeemed	(3,354,113)	(158,012)	(17,484)	(256,815)	(584,502)
Units outstanding at end of year	17,890,265	1,167,615	188,020	1,314,288	4,195,276

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(3,852)	$(10,709)	$(71,044)	$1,191	$(1,807)
Net realized gain (loss) on sales of investments	168,919	43,546	583,278	(651)	16,666
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	(44,221)	182,211	668,930	40,013	(12,101)
Net increase (decrease) in net assets resulting from operations	120,846	215,048	1,181,164	40,553	2,758

Contract transactions
Contract purchase payments	—	—	—	5,168	—
Net transfers(1)	2,812	(13,024)	(32,685)	(98)	15
Adjustments to net assets allocated to contracts in payment period	—	—	(4,768)	—	—
Contract charges	(19)	(898)	(8,223)	(231)	(13)
Contract terminations:
Surrender benefits	(7,762)	(35,832)	(269,057)	(8,833)	(26,916)
Death benefits	(203,830)	—	(392,377)	(12,058)	—
Increase (decrease) from transactions	(208,799)	(49,754)	(707,110)	(16,052)	(26,914)
Net assets at beginning of year	324,536	553,012	5,299,633	303,045	119,106
Net assets at end of year	$236,583	$718,306	$5,773,687	$327,546	$94,950

Accumulation unit activity
Units outstanding at beginning of year	106,801	196,717	1,639,654	157,910	35,376
Units purchased	754	481	1,835	2,273	—
Units redeemed	(52,694)	(23,905)	(207,616)	(9,553)	(8,486)
Units outstanding at end of year	54,861	173,293	1,433,873	150,630	26,890

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	39

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1
Operations
Investment income (loss) — net	$(23,222)	$(479)	$(9,143)	$(9,234)	$(212)
Net realized gain (loss) on sales of investments	133,888	3,049	53,440	(18,626)	(57)
Distributions from capital gains	—	—	—	55,252	—
Net change in unrealized appreciation (depreciation) of investments	215,758	(202)	23,071	115,497	4,003
Net increase (decrease) in net assets resulting from operations	326,424	2,368	67,368	142,889	3,734

Contract transactions
Contract purchase payments	7,553	—	—	75	—
Net transfers(1)	(15,800)	76	1,440	(6,129)	1
Adjustments to net assets allocated to contracts in payment period	1,199	—	—	—	—
Contract charges	(3,886)	(94)	(1,293)	(4,804)	(8)
Contract terminations:
Surrender benefits	(106,609)	(4,577)	(51,634)	(54,748)	(54)
Death benefits	(48,552)	—	(29,664)	(10,969)	—
Increase (decrease) from transactions	(166,095)	(4,595)	(81,151)	(76,575)	(61)
Net assets at beginning of year	1,470,841	33,039	660,858	748,306	14,925
Net assets at end of year	$1,631,170	$30,812	$647,075	$814,620	$18,598

Accumulation unit activity
Units outstanding at beginning of year	426,491	13,292	206,629	249,548	2,856
Units purchased	1,856	32	511	1,129	—
Units redeemed	(45,137)	(2,131)	(25,023)	(24,418)	(10)
Units outstanding at end of year	383,210	11,193	182,117	226,259	2,846

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Operations
Investment income (loss) — net	$2,026	$46,681	$3,077	$92,535	$(15,657)
Net realized gain (loss) on sales of investments	(2,086)	(219,137)	(1,426)	(93,974)	112,597
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	5,158	322,780	(3,462)	27,490	215,264
Net increase (decrease) in net assets resulting from operations	5,098	150,324	(1,811)	26,051	312,204

Contract transactions
Contract purchase payments	—	12,297	—	—	—
Net transfers(1)	693	(98,420)	(8)	75,430	(111,187)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(961)	—
Contract charges	(45)	(11,823)	(2)	(11,271)	(6,523)
Contract terminations:
Surrender benefits	(6,360)	(495,740)	(1,303)	(149,751)	(76,892)
Death benefits	—	(279,616)	—	(17,926)	(13,271)
Increase (decrease) from transactions	(5,712)	(873,302)	(1,313)	(104,479)	(207,873)
Net assets at beginning of year	129,876	4,730,554	17,493	1,327,615	926,610
Net assets at end of year	$129,262	$4,007,576	$14,369	$1,249,187	$1,030,941

Accumulation unit activity
Units outstanding at beginning of year	136,074	4,308,733	25,063	1,053,588	502,522
Units purchased	734	131,336	—	78,962	—
Units redeemed	(7,070)	(942,652)	(2,416)	(165,231)	(95,960)
Units outstanding at end of year	129,738	3,497,417	22,647	967,319	406,562

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	41

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl
Operations
Investment income (loss) — net	$(419)	$38,788	$934	$11	$(24,509)
Net realized gain (loss) on sales of investments	568	(7,880)	663	3,182	79,179
Distributions from capital gains	—	—	8,324	5,020	97,499
Net change in unrealized appreciation (depreciation) of investments	1,945	22,563	32,507	15,366	600,301
Net increase (decrease) in net assets resulting from operations	2,094	53,471	42,428	23,579	752,470

Contract transactions
Contract purchase payments	—	2,200	—	—	600
Net transfers(1)	(6)	(9,114)	60	2,454	(1,409)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	—	(4,192)	(127)	(112)	(4,489)
Contract terminations:
Surrender benefits	(468)	(61,352)	(153)	(3,130)	(151,046)
Death benefits	—	(29,184)	—	(11,224)	(94,445)
Increase (decrease) from transactions	(474)	(101,642)	(220)	(12,012)	(250,789)
Net assets at beginning of year	26,125	622,396	213,338	125,600	2,484,821
Net assets at end of year	$27,745	$574,225	$255,546	$137,167	$2,986,502

Accumulation unit activity
Units outstanding at beginning of year	5,688	492,527	74,102	43,691	622,740
Units purchased	—	8	19	790	125
Units redeemed	(112)	(80,701)	(90)	(4,428)	(54,445)
Units outstanding at end of year	5,576	411,834	74,031	40,053	568,420

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl
Operations
Investment income (loss) — net	$(446,923)	$(9,231)	$1,174	$28	$(362)
Net realized gain (loss) on sales of investments	1,686,888	5,013	13,292	892	102
Distributions from capital gains	1,209,429	34,415	40,247	2,096	1,509
Net change in unrealized appreciation (depreciation) of investments	6,769,496	145,417	109,033	5,179	7,989
Net increase (decrease) in net assets resulting from operations	9,218,890	175,614	163,746	8,195	9,238

Contract transactions
Contract purchase payments	30,658	—	1,541	—	—
Net transfers(1)	(2,822,567)	50,641	(2,838)	41	250
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(132,575)	(960)	(1,505)	(25)	(27)
Contract terminations:
Surrender benefits	(2,584,322)	(19,583)	(18,963)	—	—
Death benefits	(1,106,457)	—	(7,486)	(1,942)	—
Increase (decrease) from transactions	(6,615,263)	30,098	(29,251)	(1,926)	223
Net assets at beginning of year	32,177,081	616,357	989,378	50,969	26,631
Net assets at end of year	$34,780,708	$822,069	$1,123,873	$57,238	$36,092

Accumulation unit activity
Units outstanding at beginning of year	7,453,515	142,650	335,164	15,408	7,933
Units purchased	6,702	10,962	671	—	67
Units redeemed	(1,346,040)	(4,172)	(9,978)	(601)	(7)
Units outstanding at end of year	6,114,177	149,440	325,857	14,807	7,993

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	43

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(24,857)	$26,342	$10,638	$44,249	$(36,372)
Net realized gain (loss) on sales of investments	60,891	(7,841)	(7,007)	(169,564)	56,595
Distributions from capital gains	91,451	—	—	—	122,565
Net change in unrealized appreciation (depreciation) of investments	400,593	34,139	17,974	366,335	436,792
Net increase (decrease) in net assets resulting from operations	528,078	52,640	21,605	241,020	579,580

Contract transactions
Contract purchase payments	582	—	—	28,688	1,776
Net transfers(1)	173,873	4,134	(36)	327,277	(19,167)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,114)	(1,072)	(522)	(31,129)	(5,450)
Contract terminations:
Surrender benefits	(181,163)	(25,567)	(25,339)	(487,357)	(304,721)
Death benefits	(33,212)	(2,867)	—	(309,270)	(293,444)
Increase (decrease) from transactions	(46,034)	(25,372)	(25,897)	(471,791)	(621,006)
Net assets at beginning of year	1,576,430	599,645	264,510	6,128,105	4,667,653
Net assets at end of year	$2,058,474	$626,913	$260,218	$5,897,334	$4,626,227

Accumulation unit activity
Units outstanding at beginning of year	357,695	337,317	124,063	4,748,996	699,947
Units purchased	30,535	2,151	—	286,448	1,184
Units redeemed	(44,135)	(16,044)	(11,827)	(654,417)	(88,242)
Units outstanding at end of year	344,095	323,424	112,236	4,381,027	612,889

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$(119,078)	$(324)	$(26,733)	$23,303	$149,770
Net realized gain (loss) on sales of investments	69,010	1,552	125,780	(62,705)	(31,344)
Distributions from capital gains	317,752	92	8,109	—	253,206
Net change in unrealized appreciation (depreciation) of investments	1,146,891	4,726	428,612	175,425	(108,126)
Net increase (decrease) in net assets resulting from operations	1,414,575	6,046	535,768	136,023	263,506

Contract transactions
Contract purchase payments	16,152	47	338	15	—
Net transfers(1)	118,948	(10,772)	(129,838)	52,361	200,453
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(4,548)
Contract charges	(32,159)	(145)	(17,885)	(2,217)	(3,832)
Contract terminations:
Surrender benefits	(953,106)	(1,026)	(275,992)	(143,939)	(272,581)
Death benefits	(364,167)	—	(92,765)	(9,403)	(111,712)
Increase (decrease) from transactions	(1,214,332)	(11,896)	(516,142)	(103,183)	(192,220)
Net assets at beginning of year	11,388,842	42,437	3,165,274	1,522,495	3,937,731
Net assets at end of year	$11,589,085	$36,587	$3,184,900	$1,555,335	$4,009,017

Accumulation unit activity
Units outstanding at beginning of year	2,325,546	28,124	1,554,956	601,891	1,367,880
Units purchased	35,915	26	190	21,468	62,731
Units redeemed	(274,841)	(7,048)	(227,309)	(62,697)	(135,843)
Units outstanding at end of year	2,086,620	21,102	1,327,837	560,662	1,294,768

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	45

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst
Operations
Investment income (loss) — net	$87,898	$(2,555)	$(23,655)	$(66,809)	$197
Net realized gain (loss) on sales of investments	(154,632)	17,989	(64,085)	(220,022)	(23)
Distributions from capital gains	1,462,654	20,180	160,246	—	—
Net change in unrealized appreciation (depreciation) of investments	528,964	(11,972)	229,761	1,432,653	2,323
Net increase (decrease) in net assets resulting from operations	1,924,884	23,642	302,267	1,145,822	2,497

Contract transactions
Contract purchase payments	39,961	—	2,537	2,084	—
Net transfers(1)	(93,059)	(165)	5,308	(124,077)	(1)
Adjustments to net assets allocated to contracts in payment period	—	(1,946)	—	—	—
Contract charges	(41,626)	(593)	(6,196)	(7,445)	(13)
Contract terminations:
Surrender benefits	(1,159,370)	(141,827)	(243,364)	(230,129)	(887)
Death benefits	(411,018)	—	(49,143)	(133,999)	—
Increase (decrease) from transactions	(1,665,112)	(144,531)	(290,858)	(493,566)	(901)
Net assets at beginning of year	17,183,671	323,325	2,924,532	4,814,748	15,062
Net assets at end of year	$17,443,443	$202,436	$2,935,941	$5,467,004	$16,658

Accumulation unit activity
Units outstanding at beginning of year	6,023,472	85,206	651,864	2,120,534	12,503
Units purchased	37,618	—	7,851	9,096	—
Units redeemed	(606,534)	(40,151)	(74,196)	(218,766)	(815)
Units outstanding at end of year	5,454,556	45,055	585,519	1,910,864	11,688

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$(53,624)	$(2,192)	$(10,157)	$(32,126)	$(9,992)
Net realized gain (loss) on sales of investments	(8,432)	(87)	10,979	(5,210)	(5,276)
Distributions from capital gains	231,490	6,176	—	53,057	14,877
Net change in unrealized appreciation (depreciation) of investments	711,814	42,617	303,826	764,345	196,968
Net increase (decrease) in net assets resulting from operations	881,248	46,514	304,648	780,066	196,577

Contract transactions
Contract purchase payments	4,106	30	—	235	200
Net transfers(1)	354,535	—	(69,953)	9,788	(18,488)
Adjustments to net assets allocated to contracts in payment period	(1,766)	—	—	(2,663)	—
Contract charges	(34,997)	(268)	(1,483)	(2,277)	(3,646)
Contract terminations:
Surrender benefits	(699,634)	(1,411)	(54,026)	(125,697)	(45,178)
Death benefits	(249,180)	—	(2,990)	(117,832)	—
Increase (decrease) from transactions	(626,936)	(1,649)	(128,452)	(238,446)	(67,112)
Net assets at beginning of year	9,384,914	116,987	1,437,522	2,086,033	547,273
Net assets at end of year	$9,639,226	$161,852	$1,613,718	$2,627,653	$676,738

Accumulation unit activity
Units outstanding at beginning of year	1,864,421	43,449	530,523	810,575	226,135
Units purchased	84,964	9	595	7,672	85
Units redeemed	(201,070)	(420)	(42,934)	(84,329)	(24,429)
Units outstanding at end of year	1,748,315	43,038	488,184	733,918	201,791

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	47

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(57,176)	$(11,229)	$(134,591)	$(22,907)	$(31,832)
Net realized gain (loss) on sales of investments	(143,072)	(10,540)	(231,932)	930,054	(27,742)
Distributions from capital gains	1,090,183	—	—	2,489,010	112,362
Net change in unrealized appreciation (depreciation) of investments	(211,770)	251,476	2,754,406	(1,197,421)	891,516
Net increase (decrease) in net assets resulting from operations	678,165	229,707	2,387,883	2,198,736	944,304

Contract transactions
Contract purchase payments	15,159	4,037	4,976	13,755	6,442
Net transfers(1)	(48,600)	(661)	(685,170)	461,059	30,532
Adjustments to net assets allocated to contracts in payment period	—	—	—	(7,761)	—
Contract charges	(21,805)	(492)	(35,267)	(103,407)	(4,586)
Contract terminations:
Surrender benefits	(478,811)	(48,425)	(630,636)	(1,723,869)	(311,646)
Death benefits	(164,619)	(37,106)	(296,036)	(902,746)	(363,647)
Increase (decrease) from transactions	(698,676)	(82,647)	(1,642,133)	(2,262,969)	(642,905)
Net assets at beginning of year	5,499,575	721,598	7,809,516	22,762,552	4,625,835
Net assets at end of year	$5,479,064	$868,658	$8,555,266	$22,698,319	$4,927,234

Accumulation unit activity
Units outstanding at beginning of year	5,407,181	178,506	2,608,688	6,421,844	1,773,358
Units purchased	55,718	857	4,341	141,162	14,799
Units redeemed	(722,689)	(18,394)	(465,790)	(754,869)	(240,626)
Units outstanding at end of year	4,740,210	160,969	2,147,239	5,808,137	1,547,531

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(293)	$(1,671)	$(5,898)	$(6,323)	$(8,564)
Net realized gain (loss) on sales of investments	(11)	(24,719)	(53,793)	6,291	701
Distributions from capital gains	1,009	—	—	380	390
Net change in unrealized appreciation (depreciation) of investments	7,358	33,056	109,994	79,140	88,271
Net increase (decrease) in net assets resulting from operations	8,063	6,666	50,303	79,488	80,798

Contract transactions
Contract purchase payments	—	44	450	5,052	—
Net transfers(1)	306	162	(94,802)	(245)	(24,305)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(164)	(84)	(2,188)	(207)	(4,788)
Contract terminations:
Surrender benefits	—	(1,453)	(83,083)	(12,421)	(49,339)
Death benefits	—	(77,153)	—	(20,771)	(11,130)
Increase (decrease) from transactions	142	(78,484)	(179,623)	(28,592)	(89,562)
Net assets at beginning of year	37,191	132,221	499,353	495,257	544,184
Net assets at end of year	$45,396	$60,403	$370,033	$546,153	$535,420

Accumulation unit activity
Units outstanding at beginning of year	15,136	109,899	415,631	193,686	458,761
Units purchased	125	167	2,903	1,820	—
Units redeemed	(65)	(65,223)	(143,614)	(12,183)	(70,074)
Units outstanding at end of year	15,196	44,843	274,920	183,323	388,687

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	49

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Gro & Inc, Ser II
Operations
Investment income (loss) — net	$(10)	$(23,738)	$(826)	$(180,021)	$(457)
Net realized gain (loss) on sales of investments	9	13,628	(1,540)	(375,405)	805
Distributions from capital gains	104	205,446	—	—	50,576
Net change in unrealized appreciation (depreciation) of investments	155	294,958	6,520	1,316,216	(9,961)
Net increase (decrease) in net assets resulting from operations	258	490,294	4,154	760,790	40,963

Contract transactions
Contract purchase payments	—	—	2,310	31,718	100
Net transfers(1)	(2)	(11,485)	—	75,029	1,436
Adjustments to net assets allocated to contracts in payment period	—	—	—	(1,921)	—
Contract charges	(6)	(3,386)	(25)	(53,937)	(1,442)
Contract terminations:
Surrender benefits	(54)	(159,160)	(2,770)	(953,550)	(7,519)
Death benefits	—	(23,021)	(2,041)	(381,358)	—
Increase (decrease) from transactions	(62)	(197,052)	(2,526)	(1,284,019)	(7,425)
Net assets at beginning of year	791	1,562,394	57,839	11,841,467	384,391
Net assets at end of year	$987	$1,855,636	$59,467	$11,318,238	$417,929

Accumulation unit activity
Units outstanding at beginning of year	188	488,131	30,027	7,935,918	103,823
Units purchased	—	1,089	1,164	104,490	444
Units redeemed	(11)	(52,739)	(2,438)	(950,212)	(2,432)
Units outstanding at end of year	177	436,481	28,753	7,090,196	101,835

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst
Operations
Investment income (loss) — net	$(632)	$(133)	$(10,099)	$(8,305)	$6,692
Net realized gain (loss) on sales of investments	(105)	(75)	(24,915)	37,426	114,411
Distributions from capital gains	—	1,698	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,271	3,226	106,552	255,585	33,110
Net increase (decrease) in net assets resulting from operations	534	4,716	71,538	284,706	154,213

Contract transactions
Contract purchase payments	—	—	168	13,029	2,361
Net transfers(1)	(2)	—	13,163	(118,813)	696
Adjustments to net assets allocated to contracts in payment period	—	—	—	(2,068)	—
Contract charges	(61)	(6)	(3,219)	(6,473)	(696)
Contract terminations:
Surrender benefits	(696)	(52)	(50,068)	(183,118)	(104,376)
Death benefits	—	—	(38,363)	(35,187)	(230,867)
Increase (decrease) from transactions	(759)	(58)	(78,319)	(332,630)	(332,882)
Net assets at beginning of year	44,213	21,940	621,834	1,957,451	1,313,313
Net assets at end of year	$43,988	$26,598	$615,053	$1,909,527	$1,134,644

Accumulation unit activity
Units outstanding at beginning of year	15,817	7,840	262,041	437,568	252,641
Units purchased	—	—	7,542	4,380	543
Units redeemed	(312)	(18)	(38,042)	(79,344)	(61,393)
Units outstanding at end of year	15,505	7,822	231,541	362,604	191,791

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(8,895)	$(3,887)	$(2,213)	$(159)	$(21,703)
Net realized gain (loss) on sales of investments	14,153	13,851	8,801	5,769	42,913
Distributions from capital gains	50,296	22,788	—	—	—
Net change in unrealized appreciation (depreciation) of investments	42,453	147,597	53,237	9,052	467,067
Net increase (decrease) in net assets resulting from operations	98,007	180,349	59,825	14,662	488,277

Contract transactions
Contract purchase payments	475	5,294	64	62	752
Net transfers(1)	275	—	(160)	1,130	(97,212)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,074)	(376)	(201)	(132)	(6,355)
Contract terminations:
Surrender benefits	(65,853)	(23,336)	(25,585)	(21,661)	(149,222)
Death benefits	(732)	(15,915)	(10,840)	(9,430)	(73,612)
Increase (decrease) from transactions	(66,909)	(34,333)	(36,722)	(30,031)	(325,649)
Net assets at beginning of year	652,683	737,590	132,872	169,837	1,366,607
Net assets at end of year	$683,781	$883,606	$155,975	$154,468	$1,529,235

Accumulation unit activity
Units outstanding at beginning of year	306,164	252,645	68,685	116,117	667,357
Units purchased	202	1,604	6	1,103	8,908
Units redeemed	(29,432)	(12,162)	(15,535)	(19,762)	(142,276)
Units outstanding at end of year	276,934	242,087	53,156	97,458	533,989

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Lazard Retire Intl Eq, Serv	LVIP Baron Gro Opp, Serv Cl	LVIP JPM US Eq, Std Cl(2)	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl
Operations
Investment income (loss) — net	$(168)	$(793)	$(417)	$(6,753)	$(5,259)
Net realized gain (loss) on sales of investments	(2,480)	933	759	82,405	5,243
Distributions from capital gains	—	847	970	47,555	37,626
Net change in unrealized appreciation (depreciation) of investments	8,371	7,016	29,538	18,616	66,332
Net increase (decrease) in net assets resulting from operations	5,723	8,003	30,850	141,823	103,942

Contract transactions
Contract purchase payments	6	—	1,660	—	600
Net transfers(1)	(2)	(2)	201,097	(5,960)	707
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(93)	(88)	(259)	(666)	(61)
Contract terminations:
Surrender benefits	(15,953)	(1,065)	(8,869)	(82,179)	(2,293)
Death benefits	—	—	—	(218,275)	(10,311)
Increase (decrease) from transactions	(16,042)	(1,155)	193,629	(307,080)	(11,358)
Net assets at beginning of year	44,782	50,176	—	996,468	610,317
Net assets at end of year	$34,463	$57,024	$224,479	$831,211	$702,901

Accumulation unit activity
Units outstanding at beginning of year	33,761	8,673	—	338,761	214,451
Units purchased	4	—	37,606	6,504	457
Units redeemed	(11,219)	(211)	(1,588)	(106,088)	(3,566)
Units outstanding at end of year	22,546	8,462	36,018	239,177	211,342

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl
Operations
Investment income (loss) — net	$(19,956)	$(4,658)	$(19,670)	$(2,258)	$258
Net realized gain (loss) on sales of investments	5,375	(21,327)	(88,904)	15,009	86
Distributions from capital gains	87,434	—	—	12,577	1,236
Net change in unrealized appreciation (depreciation) of investments	249,172	64,443	272,426	21,949	987
Net increase (decrease) in net assets resulting from operations	322,025	38,458	163,852	47,277	2,567

Contract transactions
Contract purchase payments	—	35	—	167	—
Net transfers(1)	60,262	2,605	5,719	10,277	(66)
Adjustments to net assets allocated to contracts in payment period	(1,991)	—	(1,095)	—	—
Contract charges	(2,455)	(715)	(4,618)	(415)	(49)
Contract terminations:
Surrender benefits	(42,364)	(31,921)	(90,062)	(7,102)	(882)
Death benefits	(100,975)	(26,142)	(36,918)	(78,712)	—
Increase (decrease) from transactions	(87,523)	(56,138)	(126,974)	(75,785)	(997)
Net assets at beginning of year	1,503,023	320,105	1,390,682	292,261	28,722
Net assets at end of year	$1,737,525	$302,425	$1,427,560	$263,753	$30,292

Accumulation unit activity
Units outstanding at beginning of year	704,347	97,517	420,974	94,344	9,443
Units purchased	28,189	880	1,704	2,910	—
Units redeemed	(65,686)	(15,602)	(40,872)	(26,316)	(320)
Units outstanding at end of year	666,850	82,795	381,806	70,938	9,123

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MFS Total Return, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$54,039	$49,854	$16,737	$(677)	$303
Net realized gain (loss) on sales of investments	18,357	36,353	10,373	(9,240)	(5,941)
Distributions from capital gains	514,048	129,124	49,086	—	—
Net change in unrealized appreciation (depreciation) of investments	410,709	(326,594)	(113,299)	24,274	16,215
Net increase (decrease) in net assets resulting from operations	997,153	(111,263)	(37,103)	14,357	10,577

Contract transactions
Contract purchase payments	41,440	102	150	—	75
Net transfers(1)	84,205	(209,693)	(71,908)	—	(4,250)
Adjustments to net assets allocated to contracts in payment period	—	(2,242)	(4,361)	—	—
Contract charges	(38,468)	(2,867)	(1,468)	(7)	(878)
Contract terminations:
Surrender benefits	(948,635)	(124,115)	(40,013)	(5,212)	(11,520)
Death benefits	(228,565)	(39,878)	(4,947)	—	(2,189)
Increase (decrease) from transactions	(1,090,023)	(378,693)	(122,547)	(5,219)	(18,762)
Net assets at beginning of year	12,248,540	2,612,359	1,015,509	36,296	134,769
Net assets at end of year	$12,155,670	$2,122,403	$855,859	$45,434	$126,584

Accumulation unit activity
Units outstanding at beginning of year	4,718,627	659,830	175,776	15,908	165,566
Units purchased	57,171	3,550	1,457	—	6,839
Units redeemed	(490,994)	(94,636)	(23,120)	(2,064)	(30,422)
Units outstanding at end of year	4,284,804	568,744	154,113	13,844	141,983

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	MS VIF US Real Est, Cl I	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB
Operations
Investment income (loss) — net	$1,405	$755	$6,910	$21,285	$6,811
Net realized gain (loss) on sales of investments	(1,995)	(16,928)	(14,582)	(33,182)	(13,218)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	20,130	63,183	44,429	25,102	10,472
Net increase (decrease) in net assets resulting from operations	19,540	47,010	36,757	13,205	4,065

Contract transactions
Contract purchase payments	—	—	19,314	396	66
Net transfers(1)	3,002	(695)	14,971	439	—
Adjustments to net assets allocated to contracts in payment period	—	—	—	(1,323)	—
Contract charges	(572)	(1,627)	(4,315)	(165)	(131)
Contract terminations:
Surrender benefits	(7,911)	(29,492)	(53,655)	(45,119)	(13,217)
Death benefits	(2,542)	(47,915)	(6,664)	(9,094)	(7,986)
Increase (decrease) from transactions	(8,023)	(79,729)	(30,349)	(54,866)	(21,268)
Net assets at beginning of year	158,053	426,679	608,665	435,708	153,527
Net assets at end of year	$169,570	$393,960	$615,073	$394,047	$136,324

Accumulation unit activity
Units outstanding at beginning of year	50,966	187,734	411,930	175,542	83,245
Units purchased	988	3,701	25,187	343	36
Units redeemed	(3,332)	(36,800)	(44,991)	(22,383)	(11,758)
Units outstanding at end of year	48,622	154,635	392,126	153,502	71,523

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Emerg Mkts Eq, Cl IB	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$(1,653)	$(1,706)	$(7,587)	$15,071	$3,388
Net realized gain (loss) on sales of investments	232	(5,633)	6,573	(15,241)	(4,490)
Distributions from capital gains	—	—	58,325	—	—
Net change in unrealized appreciation (depreciation) of investments	19,928	65,907	(6,688)	35,544	9,274
Net increase (decrease) in net assets resulting from operations	18,507	58,568	50,623	35,374	8,172

Contract transactions
Contract purchase payments	31	—	150	180	2,143
Net transfers(1)	5,195	(2,152)	(5,092)	114	—
Adjustments to net assets allocated to contracts in payment period	—	58	—	—	—
Contract charges	(221)	(165)	(2,599)	(123)	(59)
Contract terminations:
Surrender benefits	(8,116)	(25,808)	(45,250)	(36,381)	(7,318)
Death benefits	(10,684)	(1,620)	(42,458)	(5,611)	(7,499)
Increase (decrease) from transactions	(13,795)	(29,687)	(95,249)	(41,821)	(12,733)
Net assets at beginning of year	193,742	346,133	767,401	350,840	85,469
Net assets at end of year	$198,454	$375,014	$722,775	$344,393	$80,908

Accumulation unit activity
Units outstanding at beginning of year	181,441	154,693	172,099	104,561	35,403
Units purchased	4,686	—	288	84	850
Units redeemed	(15,843)	(12,540)	(22,379)	(11,947)	(5,940)
Units outstanding at end of year	170,284	142,153	150,008	92,698	30,313

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB
Operations
Investment income (loss) — net	$1,100	$(42,691)	$1	$(6,393)	$(12,908)
Net realized gain (loss) on sales of investments	(970)	11,106	13	8,603	13,489
Distributions from capital gains	—	—	—	5,965	12,627
Net change in unrealized appreciation (depreciation) of investments	606	530,526	24	149,268	304,917
Net increase (decrease) in net assets resulting from operations	736	498,941	38	157,443	318,125

Contract transactions
Contract purchase payments	—	1,972	—	—	3,929
Net transfers(1)	258	(70,604)	—	(1,745)	2,100
Adjustments to net assets allocated to contracts in payment period	—	(1,172)	—	1,127	—
Contract charges	(35)	(6,939)	—	(162)	(405)
Contract terminations:
Surrender benefits	(2,147)	(320,073)	—	(30,647)	(39,097)
Death benefits	—	(64,400)	—	(1,116)	(19,544)
Increase (decrease) from transactions	(1,924)	(461,216)	—	(32,543)	(53,017)
Net assets at beginning of year	25,602	3,168,300	218	380,048	769,754
Net assets at end of year	$24,414	$3,206,025	$256	$504,948	$1,034,862

Accumulation unit activity
Units outstanding at beginning of year	15,261	2,269,261	—	185,835	384,040
Units purchased	141	3,635	—	—	2,436
Units redeemed	(1,316)	(297,212)	—	(13,618)	(24,099)
Units outstanding at end of year	14,086	1,975,684	—	172,217	362,377

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Lg Cap Val, Cl IA	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$20,882	$19,046	$(243)	$(7,915)	$(15,649)
Net realized gain (loss) on sales of investments	25,596	22,919	5,062	(13,110)	30,368
Distributions from capital gains	138,983	149,250	—	65,385	72,670
Net change in unrealized appreciation (depreciation) of investments	139,983	160,533	5,611	67,763	439,323
Net increase (decrease) in net assets resulting from operations	325,444	351,748	10,430	112,123	526,712

Contract transactions
Contract purchase payments	1,273	1,374	125	100	744
Net transfers(1)	(4,972)	(24,862)	1,277	2,646	(1,727)
Adjustments to net assets allocated to contracts in payment period	3,959	(4,831)	—	—	(33)
Contract charges	(1,120)	(5,819)	(203)	(692)	(1,042)
Contract terminations:
Surrender benefits	(181,957)	(134,424)	(10,372)	(42,268)	(84,348)
Death benefits	(27,120)	(10,154)	—	—	(48,838)
Increase (decrease) from transactions	(209,937)	(178,716)	(9,173)	(40,214)	(135,244)
Net assets at beginning of year	2,415,634	2,602,497	44,855	533,346	2,204,980
Net assets at end of year	$2,531,141	$2,775,529	$46,112	$605,255	$2,596,448

Accumulation unit activity
Units outstanding at beginning of year	1,460,926	1,584,469	11,849	215,674	304,529
Units purchased	729	4,623	569	1,969	93
Units redeemed	(125,060)	(106,375)	(3,100)	(16,359)	(16,977)
Units outstanding at end of year	1,336,595	1,482,717	9,318	201,284	287,645

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2
Operations
Investment income (loss) — net	$(21,303)	$(4,572)	$(1,504)	$1,937	$46,792
Net realized gain (loss) on sales of investments	43,677	(8,955)	409	(5,382)	(3,816)
Distributions from capital gains	84,476	—	24,287	178	—
Net change in unrealized appreciation (depreciation) of investments	470,000	60,330	36,467	28,647	389,944
Net increase (decrease) in net assets resulting from operations	576,850	46,803	59,659	25,380	432,920

Contract transactions
Contract purchase payments	810	1,629	1,651	240	2,346
Net transfers(1)	(274)	839	(168)	—	(66,027)
Adjustments to net assets allocated to contracts in payment period	(2,750)	—	—	—	—
Contract charges	(2,516)	(807)	(564)	(413)	(7,081)
Contract terminations:
Surrender benefits	(96,760)	(49,301)	(8,261)	(23,275)	(178,032)
Death benefits	(114,914)	—	—	(8,348)	(70,098)
Increase (decrease) from transactions	(216,404)	(47,640)	(7,342)	(31,796)	(318,892)
Net assets at beginning of year	2,465,786	320,260	250,916	229,100	2,387,252
Net assets at end of year	$2,826,232	$319,423	$303,233	$222,684	$2,501,280

Accumulation unit activity
Units outstanding at beginning of year	649,812	69,604	46,784	93,977	1,570,374
Units purchased	449	522	309	88	1,586
Units redeemed	(51,234)	(11,566)	(1,550)	(11,960)	(192,589)
Units outstanding at end of year	599,027	58,560	45,543	82,105	1,379,371

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Temp Global Bond, Cl 2	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4
Operations
Investment income (loss) — net	$(102,452)	$4,487	$1,884	$(128,373)	$(926,974)
Net realized gain (loss) on sales of investments	(227,579)	(1,984)	3,970	1,424,833	5,530,994
Distributions from capital gains	—	—	14,154	—	—
Net change in unrealized appreciation (depreciation) of investments	394,543	41,751	18,232	128,206	4,363,627
Net increase (decrease) in net assets resulting from operations	64,512	44,254	38,240	1,424,666	8,967,647

Contract transactions
Contract purchase payments	3,152	—	213	—	88,586
Net transfers(1)	359,583	(2,409)	(110)	(965,148)	(2,894,581)
Adjustments to net assets allocated to contracts in payment period	(1,033)	—	—	—	—
Contract charges	(32,062)	(356)	(381)	(122,901)	(430,470)
Contract terminations:
Surrender benefits	(477,601)	(12,989)	(10,475)	(2,019,281)	(4,907,208)
Death benefits	(268,010)	—	—	—	(913,280)
Increase (decrease) from transactions	(415,971)	(15,754)	(10,753)	(3,107,330)	(9,056,953)
Net assets at beginning of year	6,478,799	238,938	204,853	10,225,519	62,848,446
Net assets at end of year	$6,127,340	$267,438	$232,340	$8,542,855	$62,759,140

Accumulation unit activity
Units outstanding at beginning of year	4,102,341	165,716	58,264	5,040,343	31,593,159
Units purchased	241,248	51	56	26,166	125,722
Units redeemed	(511,393)	(9,760)	(2,768)	(1,427,505)	(4,363,546)
Units outstanding at end of year	3,832,196	156,007	55,552	3,639,004	27,355,335

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(182,509)	$(590,547)	$(3,982)	$(311)	$(168,025)
Net realized gain (loss) on sales of investments	189,332	1,196,623	4,158	553	109,804
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	882,254	2,015,725	30,073	3,001	706,903
Net increase (decrease) in net assets resulting from operations	889,077	2,621,801	30,249	3,243	648,682

Contract transactions
Contract purchase payments	231,341	246,224	—	—	—
Net transfers(1)	245,731	(607,977)	(2)	(6)	598,661
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(190,898)	(493,083)	(6,397)	(434)	(107,189)
Contract terminations:
Surrender benefits	(2,626,511)	(5,168,502)	(49,395)	(2,375)	(1,272,094)
Death benefits	(292,538)	(1,455,339)	—	—	(306,283)
Increase (decrease) from transactions	(2,632,875)	(7,478,677)	(55,794)	(2,815)	(1,086,905)
Net assets at beginning of year	14,300,570	43,017,490	315,673	26,131	11,073,208
Net assets at end of year	$12,556,772	$38,160,614	$290,128	$26,559	$10,634,985

Accumulation unit activity
Units outstanding at beginning of year	12,028,143	36,585,087	300,340	22,246	10,960,960
Units purchased	436,867	478,050	—	—	630,267
Units redeemed	(2,596,362)	(6,707,454)	(51,430)	(2,308)	(1,703,830)
Units outstanding at end of year	9,868,648	30,355,683	248,910	19,938	9,887,397

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(441,794)	$(1,224,811)	$(2,483,487)	$(2,517,332)	$(9,007,018)
Net realized gain (loss) on sales of investments	784,749	3,016,476	5,709,928	11,230,349	44,665,805
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,928,415	8,421,502	13,004,207	12,171,646	29,486,148
Net increase (decrease) in net assets resulting from operations	2,271,370	10,213,167	16,230,648	20,884,663	65,144,935

Contract transactions
Contract purchase payments	25,610	49,583	14,496	354,504	731,370
Net transfers(1)	(610,329)	121,070	1,139,293	1,879,959	7,795,433
Adjustments to net assets allocated to contracts in payment period	—	—	—	(4,514)	(4,157)
Contract charges	(297,526)	(917,638)	(1,606,461)	(2,989,884)	(7,182,777)
Contract terminations:
Surrender benefits	(3,518,709)	(8,003,806)	(16,059,279)	(20,621,951)	(67,754,750)
Death benefits	(690,047)	(880,581)	(4,494,592)	(2,868,587)	(17,156,716)
Increase (decrease) from transactions	(5,091,001)	(9,631,372)	(21,006,543)	(24,250,473)	(83,571,597)
Net assets at beginning of year	30,540,912	84,426,428	165,779,974	194,674,449	623,767,191
Net assets at end of year	$27,721,281	$85,008,223	$161,004,079	$191,308,639	$605,340,529

Accumulation unit activity
Units outstanding at beginning of year	28,273,236	69,477,081	143,791,125	121,162,951	396,064,237
Units purchased	322,579	321,388	1,139,066	1,297,484	5,282,397
Units redeemed	(4,875,499)	(7,865,483)	(18,681,502)	(15,718,943)	(56,275,346)
Units outstanding at end of year	23,720,316	61,932,986	126,248,689	106,741,492	345,071,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(464,447)	$(2,273,770)	$(343,086)	$(944,790)	$(11,336)
Net realized gain (loss) on sales of investments	3,393,652	15,719,605	1,143,899	3,950,987	96,837
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	1,404,105	4,761,201	1,323,070	2,239,807	54,787
Net increase (decrease) in net assets resulting from operations	4,333,310	18,207,036	2,123,883	5,246,004	140,288

Contract transactions
Contract purchase payments	179,803	201,984	—	30,816	—
Net transfers(1)	(1,701,910)	(5,416,676)	303,008	(333,703)	(45,584)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(276,991)	(1,033,770)	(398,172)	(700,806)	(6,109)
Contract terminations:
Surrender benefits	(3,247,600)	(16,271,869)	(4,378,642)	(6,938,389)	(62,497)
Death benefits	(739,624)	(4,188,527)	(128,775)	(2,566,625)	(13,234)
Increase (decrease) from transactions	(5,786,322)	(26,708,858)	(4,602,581)	(10,508,707)	(127,424)
Net assets at beginning of year	35,392,083	152,423,463	26,304,791	65,858,953	683,994
Net assets at end of year	$33,939,071	$143,921,641	$23,826,093	$60,596,250	$696,858

Accumulation unit activity
Units outstanding at beginning of year	19,679,654	86,560,638	19,163,176	48,642,608	333,708
Units purchased	366,811	361,324	209,372	496,207	—
Units redeemed	(3,377,275)	(14,620,268)	(3,489,086)	(8,051,423)	(56,627)
Units outstanding at end of year	16,669,190	72,301,694	15,883,462	41,087,392	277,081

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn
Operations
Investment income (loss) — net	$(139,315)	$(5,273)	$(37,949)	$(23,712)	$(81,571)
Net realized gain (loss) on sales of investments	579,797	14,309	100,995	19,554	(509,397)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments	365,695	25,316	438,965	244,745	1,499,506
Net increase (decrease) in net assets resulting from operations	806,177	34,352	502,011	240,587	908,538

Contract transactions
Contract purchase payments	18,121	—	—	—	3,475
Net transfers(1)	545,106	(57,184)	1,549	342,120	13,640
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(41,267)	(9,440)	(54,611)	(42,667)	(23,799)
Contract terminations:
Surrender benefits	(715,641)	(55,897)	(461,007)	(173,257)	(420,372)
Death benefits	(309,257)	—	—	—	(182,748)
Increase (decrease) from transactions	(502,938)	(122,521)	(514,069)	126,196	(609,804)
Net assets at beginning of year	8,464,294	442,141	3,667,779	1,771,916	4,790,415
Net assets at end of year	$8,767,533	$353,972	$3,655,721	$2,138,699	$5,089,149

Accumulation unit activity
Units outstanding at beginning of year	3,047,082	400,545	2,821,029	1,468,678	1,597,329
Units purchased	216,649	—	91,247	275,216	16,362
Units redeemed	(374,380)	(109,270)	(475,347)	(172,030)	(197,191)
Units outstanding at end of year	2,889,351	291,275	2,436,929	1,571,864	1,416,500

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2023 (continued)	Wanger Intl
Operations
Investment income (loss) — net	$(58,438)
Net realized gain (loss) on sales of investments	(272,915)
Distributions from capital gains	—
Net change in unrealized appreciation (depreciation) of investments	989,988
Net increase (decrease) in net assets resulting from operations	658,635

Contract transactions
Contract purchase payments	5,057
Net transfers(1)	1,913
Adjustments to net assets allocated to contracts in payment period	—
Contract charges	(20,668)
Contract terminations:
Surrender benefits	(350,391)
Death benefits	(184,309)
Increase (decrease) from transactions	(548,398)
Net assets at beginning of year	4,524,262
Net assets at end of year	$4,634,499

Accumulation unit activity
Units outstanding at beginning of year	1,750,556
Units purchased	12,546
Units redeemed	(203,100)
Units outstanding at end of year	1,560,002

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Bal Hedged Alloc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	AB VPS Relative Val, Cl B	AB VPS Sus Gbl Thematic, Cl B
Operations
Investment income (loss) — net	$6,250	$234,325	$(34,030)	$(9,060)	$(13,324)
Net realized gain (loss) on sales of investments	(7,153)	(77,430)	82,648	97,432	24,972
Distributions from capital gains	33,643	—	328,204	708,649	101,420
Net change in unrealized appreciation or depreciation of investments	(105,122)	(1,866,018)	(1,363,135)	(1,065,296)	(476,632)
Net increase (decrease) in net assets resulting from operations	(72,382)	(1,709,123)	(986,313)	(268,275)	(363,564)

Contract transactions
Contract purchase payments	75	36,367	623	1,259	144
Net transfers(1)	102,493	142,672	(67,041)	3,906	(28,099)
Adjustments to net assets allocated to contracts in payment period	—	(1,719)	—	—	—
Contract charges	(1,133)	(48,532)	(4,067)	(8,506)	(2,589)
Contract terminations:
Surrender benefits	(31,457)	(931,177)	(116,507)	(146,179)	(25,081)
Death benefits	(7,097)	(375,364)	(50,296)	(111,169)	(9,192)
Increase (decrease) from transactions	62,881	(1,177,753)	(237,288)	(260,689)	(64,817)
Net assets at beginning of year	293,761	11,946,248	3,398,750	4,851,487	1,278,467
Net assets at end of year	$284,260	$9,059,372	$2,175,149	$4,322,523	$850,086

Accumulation unit activity
Units outstanding at beginning of year	134,545	8,927,250	892,761	1,428,040	615,617
Units purchased	49,854	245,110	9,665	18,011	24,525
Units redeemed	(22,192)	(1,189,987)	(77,881)	(103,084)	(39,688)
Units outstanding at end of year	162,207	7,982,373	824,545	1,342,967	600,454

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Dis All Cap Gro, Cl 1	Allspg VT Dis All Cap Gro, Cl 2	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 1	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$(5,240)	$(248,276)	$(46,446)	$3,758	$75,846
Net realized gain (loss) on sales of investments	7,499	86,497	80,439	(4,914)	(321,559)
Distributions from capital gains	99,993	3,973,161	695,822	—	—
Net change in unrealized appreciation or depreciation of investments	(349,305)	(12,861,170)	(2,007,050)	(18,164)	(294,282)
Net increase (decrease) in net assets resulting from operations	(247,053)	(9,049,788)	(1,277,235)	(19,320)	(539,995)

Contract transactions
Contract purchase payments	—	7,004	—	7	5,784
Net transfers(1)	677	1,591,409	(128,285)	—	16,007
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(915)
Contract charges	(604)	(50,161)	(3,701)	(266)	(11,077)
Contract terminations:
Surrender benefits	(59,607)	(1,173,729)	(188,312)	(2,507)	(223,023)
Death benefits	(33,244)	(525,816)	(161,594)	(4,319)	(73,794)
Increase (decrease) from transactions	(92,778)	(151,293)	(481,892)	(7,085)	(287,018)
Net assets at beginning of year	679,717	23,849,864	7,209,156	153,621	4,250,411
Net assets at end of year	$339,886	$14,648,783	$5,450,029	$127,216	$3,423,398

Accumulation unit activity
Units outstanding at beginning of year	137,505	3,109,723	2,327,163	74,597	2,041,419
Units purchased	186	319,730	2,806	4	50,320
Units redeemed	(27,004)	(324,388)	(182,998)	(3,883)	(200,719)
Units outstanding at end of year	110,687	3,105,065	2,146,971	70,718	1,891,020

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	AC VP Disciplined Core Val, Cl I	AC VP Inflation Prot, Cl II
Operations
Investment income (loss) — net	$(6,339)	$(59,246)	$(50,632)	$722	$470,145
Net realized gain (loss) on sales of investments	9,564	85,569	(5,578)	2,930	(30,114)
Distributions from capital gains	93,646	860,610	608,927	48,781	82,776
Net change in unrealized appreciation or depreciation of investments	(224,487)	(2,078,215)	(2,255,183)	(83,631)	(2,876,240)
Net increase (decrease) in net assets resulting from operations	(127,616)	(1,191,282)	(1,702,466)	(31,198)	(2,353,433)

Contract transactions
Contract purchase payments	711	7,939	3,735	24	52,298
Net transfers(1)	332	(14,907)	262,838	—	(662,614)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(628)	(13,674)	(9,520)	(146)	(72,577)
Contract terminations:
Surrender benefits	(3,518)	(264,256)	(155,057)	(9,160)	(1,568,042)
Death benefits	(24,486)	(64,333)	(39,934)	(14,353)	(562,806)
Increase (decrease) from transactions	(27,589)	(349,231)	62,062	(23,635)	(2,813,741)
Net assets at beginning of year	607,579	5,574,055	4,764,990	239,816	18,000,968
Net assets at end of year	$452,374	$4,033,542	$3,124,586	$184,983	$12,833,794

Accumulation unit activity
Units outstanding at beginning of year	160,158	1,511,650	1,641,029	57,852	12,003,676
Units purchased	354	5,855	112,361	7	37,519
Units redeemed	(8,143)	(118,042)	(86,866)	(5,998)	(2,028,911)
Units outstanding at end of year	152,369	1,399,463	1,666,524	51,861	10,012,284

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Intl, Cl II	AC VP Mid Cap Val, Cl II	AC VP Ultra, Cl II	AC VP Val, Cl I	AC VP Val, Cl II
Operations
Investment income (loss) — net	$(160)	$324	$(105,391)	$2,031	$448
Net realized gain (loss) on sales of investments	(2)	1,328	307,857	4,615	4,245
Distributions from capital gains	4,751	10,173	721,451	23,310	24,217
Net change in unrealized appreciation or depreciation of investments	(15,027)	(14,235)	(3,710,335)	(32,422)	(33,560)
Net increase (decrease) in net assets resulting from operations	(10,438)	(2,410)	(2,786,418)	(2,466)	(4,650)

Contract transactions
Contract purchase payments	—	150	40,373	24	—
Net transfers(1)	(11)	375	840,595	—	(7,229)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(108)	(3)	(27,695)	(198)	(33)
Contract terminations:
Surrender benefits	—	(5,029)	(643,940)	(6,759)	(830)
Death benefits	—	—	(114,294)	(756)	—
Increase (decrease) from transactions	(119)	(4,507)	95,039	(7,689)	(8,092)
Net assets at beginning of year	39,798	80,942	8,329,683	301,155	315,986
Net assets at end of year	$29,241	$74,025	$5,638,304	$291,000	$303,244

Accumulation unit activity
Units outstanding at beginning of year	14,570	28,463	1,531,222	58,648	107,977
Units purchased	—	135	213,437	5	—
Units redeemed	(59)	(1,844)	(185,076)	(1,494)	(2,686)
Units outstanding at end of year	14,511	26,754	1,559,583	57,159	105,291

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	BNY Mellon IP MidCap Stock, Serv	BNY Mellon IP Tech Gro, Serv	BNY Mellon Sus US Eq, Init	BNY Mellon VIF Appr, Serv	CB Var Sm Cap Gro, Cl I
Operations
Investment income (loss) — net	$(722)	$(41,723)	$(3,329)	$(1,084)	$(1,688)
Net realized gain (loss) on sales of investments	706	29,914	16,597	2,063	826
Distributions from capital gains	16,773	272,430	27,066	30,966	2,094
Net change in unrealized appreciation or depreciation of investments	(28,780)	(2,030,111)	(156,741)	(57,164)	(42,956)
Net increase (decrease) in net assets resulting from operations	(12,023)	(1,769,490)	(116,407)	(25,219)	(41,724)

Contract transactions
Contract purchase payments	—	8,968	—	200	—
Net transfers(1)	(2,678)	918,241	5,511	(4)	3,791
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1)	(10,114)	(416)	(14)	(130)
Contract terminations:
Surrender benefits	(1,975)	(233,731)	(3,513)	(5,418)	(3,191)
Death benefits	—	(92,249)	(40,056)	(3,794)	—
Increase (decrease) from transactions	(4,654)	591,115	(38,474)	(9,030)	470
Net assets at beginning of year	79,998	3,475,478	505,460	134,197	140,204
Net assets at end of year	$63,321	$2,297,103	$350,579	$99,948	$98,950

Accumulation unit activity
Units outstanding at beginning of year	21,843	544,950	187,937	30,124	31,340
Units purchased	—	216,859	3,043	—	1,256
Units redeemed	(1,453)	(76,801)	(20,651)	(2,424)	(984)
Units outstanding at end of year	20,390	685,008	170,329	27,700	31,612

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$(40,224)	$(219,954)	$(299,666)	$(99,901)	$(256)
Net realized gain (loss) on sales of investments	356,835	1,574,234	3,403,454	(183,041)	—
Distributions from capital gains	—	—	—	1,859,908	—
Net change in unrealized appreciation or depreciation of investments	(924,192)	(4,848,463)	(3,676,191)	(4,264,796)	—
Net increase (decrease) in net assets resulting from operations	(607,581)	(3,494,183)	(572,403)	(2,687,830)	(256)

Contract transactions
Contract purchase payments	1,026	58,215	51,618	19,804	300
Net transfers(1)	6,675	(279,106)	(2,901,304)	1,642,597	(57)
Adjustments to net assets allocated to contracts in payment period	(2,039)	(720)	(2,862)	—	—
Contract charges	(7,325)	(54,473)	(81,925)	(28,338)	(122)
Contract terminations:
Surrender benefits	(74,837)	(1,142,427)	(1,656,648)	(578,678)	(43,483)
Death benefits	(530,583)	(445,251)	(602,854)	(244,244)	(3,902)
Increase (decrease) from transactions	(607,083)	(1,863,762)	(5,193,975)	811,141	(47,264)
Net assets at beginning of year	3,404,842	18,461,486	22,599,021	7,556,773	137,931
Net assets at end of year	$2,190,178	$13,103,541	$16,832,643	$5,680,084	$90,411

Accumulation unit activity
Units outstanding at beginning of year	973,742	5,462,223	6,151,420	2,202,603	140,687
Units purchased	2,358	20,690	31,296	632,205	307
Units redeemed	(270,971)	(620,488)	(1,480,293)	(327,515)	(48,691)
Units outstanding at end of year	705,129	4,862,425	4,702,423	2,507,293	92,303

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$(83,645)	$110,555	$9,758	$125,094	$122,618
Net realized gain (loss) on sales of investments	74	(57,576)	(2,970)	(225,257)	(171,350)
Distributions from capital gains	—	22,607	8,470	128,464	5,127
Net change in unrealized appreciation or depreciation of investments	(73)	(535,883)	(43,943)	(540,102)	(1,597,160)
Net increase (decrease) in net assets resulting from operations	(83,644)	(460,297)	(28,685)	(511,801)	(1,640,765)

Contract transactions
Contract purchase payments	137,811	4,390	—	25,052	3,570
Net transfers(1)	(11,927)	(103,487)	57	(207,740)	150,261
Adjustments to net assets allocated to contracts in payment period	(2,065)	—	—	—	(3,305)
Contract charges	(68,081)	(14,973)	(33)	(21,738)	(35,471)
Contract terminations:
Surrender benefits	(2,161,755)	(339,461)	(5,686)	(568,050)	(520,275)
Death benefits	(712,468)	(140,125)	—	(203,920)	(430,890)
Increase (decrease) from transactions	(2,818,485)	(593,656)	(5,662)	(976,396)	(836,110)
Net assets at beginning of year	22,482,051	3,961,464	258,002	4,689,422	9,379,720
Net assets at end of year	$19,579,922	$2,907,511	$223,655	$3,201,225	$6,902,845

Accumulation unit activity
Units outstanding at beginning of year	23,910,440	1,535,733	210,688	2,005,551	5,136,804
Units purchased	996,298	6,801	53	12,041	104,716
Units redeemed	(4,097,211)	(262,449)	(5,237)	(465,858)	(618,996)
Units outstanding at end of year	20,809,527	1,280,085	205,504	1,551,734	4,622,524

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(4,555)	$(10,745)	$(84,626)	$(2,014)	$(2,233)
Net realized gain (loss) on sales of investments	14,289	36,938	1,393,961	(906)	10,238
Distributions from capital gains	—	—	—	23,628	—
Net change in unrealized appreciation or depreciation of investments	(167,053)	(305,025)	(2,871,916)	(81,231)	(13,345)
Net increase (decrease) in net assets resulting from operations	(157,319)	(278,832)	(1,562,581)	(60,523)	(5,340)

Contract transactions
Contract purchase payments	—	2,002	24,261	126	—
Net transfers(1)	554	10,522	(41,861)	236	(1)
Adjustments to net assets allocated to contracts in payment period	—	—	(4,855)	—	—
Contract charges	(26)	(782)	(11,642)	(252)	—
Contract terminations:
Surrender benefits	(14,432)	(21,246)	(818,142)	(9,183)	(15,637)
Death benefits	—	(34,543)	(867,820)	(6,758)	—
Increase (decrease) from transactions	(13,904)	(44,047)	(1,720,059)	(15,831)	(15,638)
Net assets at beginning of year	495,759	875,891	8,582,273	379,399	140,084
Net assets at end of year	$324,536	$553,012	$5,299,633	$303,045	$119,106

Accumulation unit activity
Units outstanding at beginning of year	110,552	222,699	2,077,653	165,275	40,282
Units purchased	140	3,740	11,856	175	—
Units redeemed	(3,891)	(29,722)	(449,855)	(7,540)	(4,906)
Units outstanding at end of year	106,801	196,717	1,639,654	157,910	35,376

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP Sm Cap Val, Cl 2	Col VP Sm Co Gro, Cl 1
Operations
Investment income (loss) — net	$(24,372)	$(592)	$(9,701)	$(9,918)	$(211)
Net realized gain (loss) on sales of investments	136,098	3,602	22,729	9,046	101
Distributions from capital gains	—	—	—	324,430	6,624
Net change in unrealized appreciation or depreciation of investments	(827,546)	(7,518)	(142,327)	(427,215)	(15,520)
Net increase (decrease) in net assets resulting from operations	(715,820)	(4,508)	(129,299)	(103,657)	(9,006)

Contract transactions
Contract purchase payments	509	—	4	—	—
Net transfers(1)	99,502	(1,115)	(10,793)	(37,248)	—
Adjustments to net assets allocated to contracts in payment period	(319)	—	—	—	—
Contract charges	(4,128)	(124)	(1,209)	(5,568)	(7)
Contract terminations:
Surrender benefits	(112,582)	(4,136)	(15,623)	(60,871)	(873)
Death benefits	(59,175)	—	(1,687)	(84,319)	—
Increase (decrease) from transactions	(76,193)	(5,375)	(29,308)	(188,006)	(880)
Net assets at beginning of year	2,262,854	42,922	819,465	1,039,969	24,811
Net assets at end of year	$1,470,841	$33,039	$660,858	$748,306	$14,925

Accumulation unit activity
Units outstanding at beginning of year	444,922	15,631	214,944	311,469	3,010
Units purchased	27,505	—	196	515	—
Units redeemed	(45,936)	(2,339)	(8,511)	(62,436)	(154)
Units outstanding at end of year	426,491	13,292	206,629	249,548	2,856

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 3	CS Commodity Return, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Prin Blue Chip Gro, Cl 1
Operations
Investment income (loss) — net	$1,292	$24,745	$2,833	$43,611	$(17,387)
Net realized gain (loss) on sales of investments	(314)	(71,016)	(2,785)	(77,958)	106,671
Distributions from capital gains	—	—	—	28,762	—
Net change in unrealized appreciation or depreciation of investments	(24,300)	(867,899)	2,405	(324,917)	(500,821)
Net increase (decrease) in net assets resulting from operations	(23,322)	(914,170)	2,453	(330,502)	(411,537)

Contract transactions
Contract purchase payments	—	1,183	125	2,543	—
Net transfers(1)	366	95,912	(9)	(12,644)	79,690
Adjustments to net assets allocated to contracts in payment period	—	—	—	(1,098)	—
Contract charges	(45)	(13,842)	(2)	(13,148)	(6,806)
Contract terminations:
Surrender benefits	(861)	(364,740)	(389)	(112,079)	(68,604)
Death benefits	—	(145,958)	(3,045)	(122,240)	(90,752)
Increase (decrease) from transactions	(540)	(427,445)	(3,320)	(258,666)	(86,472)
Net assets at beginning of year	153,738	6,072,169	18,360	1,916,783	1,424,619
Net assets at end of year	$129,876	$4,730,554	$17,493	$1,327,615	$926,610

Accumulation unit activity
Units outstanding at beginning of year	136,595	4,710,394	30,916	1,236,561	547,465
Units purchased	359	125,518	—	30,268	55,850
Units redeemed	(880)	(527,179)	(5,853)	(213,241)	(100,793)
Units outstanding at end of year	136,074	4,308,733	25,063	1,053,588	502,522

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	EV VT Floating-Rate Inc, Init Cl	Fid VIP Bal, Serv Cl	Fid VIP Bal, Serv Cl 2	Fid VIP Contrafund, Serv Cl
Operations
Investment income (loss) — net	$(417)	$20,870	$(113)	$(541)	$(24,001)
Net realized gain (loss) on sales of investments	575	(11,044)	601	1,116	48,532
Distributions from capital gains	—	—	13,644	8,350	134,127
Net change in unrealized appreciation or depreciation of investments	(1,385)	(44,569)	(64,315)	(39,529)	(1,128,826)
Net increase (decrease) in net assets resulting from operations	(1,227)	(34,743)	(50,183)	(30,604)	(970,168)

Contract transactions
Contract purchase payments	—	533	—	—	608
Net transfers(1)	(4)	(41,042)	60	2,606	(6,217)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	—	(4,959)	(134)	(113)	(4,153)
Contract terminations:
Surrender benefits	(500)	(58,215)	(12)	(4,100)	(84,497)
Death benefits	—	(77,421)	—	—	(46,817)
Increase (decrease) from transactions	(504)	(181,104)	(86)	(1,607)	(141,076)
Net assets at beginning of year	27,856	838,243	263,607	157,811	3,596,065
Net assets at end of year	$26,125	$622,396	$213,338	$125,600	$2,484,821

Accumulation unit activity
Units outstanding at beginning of year	5,811	638,112	74,132	44,226	654,614
Units purchased	—	8,570	19	837	135
Units redeemed	(123)	(154,155)	(49)	(1,372)	(32,009)
Units outstanding at end of year	5,688	492,527	74,102	43,691	622,740

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Dyn Appr, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Gro, Serv Cl
Operations
Investment income (loss) — net	$(467,844)	$(8,445)	$959	$(204)	$(197)
Net realized gain (loss) on sales of investments	1,277,622	7,742	19,127	2,089	85
Distributions from capital gains	1,792,841	87,725	20,377	1,104	2,179
Net change in unrealized appreciation or depreciation of investments	(15,558,759)	(265,308)	(109,845)	(9,413)	(11,105)
Net increase (decrease) in net assets resulting from operations	(12,956,140)	(178,286)	(69,382)	(6,424)	(9,038)

Contract transactions
Contract purchase payments	89,690	—	30	100	—
Net transfers(1)	1,607,224	760	(13,215)	(15)	251
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(138,536)	(995)	(1,702)	(280)	(27)
Contract terminations:
Surrender benefits	(2,730,929)	(25,700)	(31,956)	(18,319)	—
Death benefits	(1,601,178)	—	(3,300)	—	—
Increase (decrease) from transactions	(2,773,729)	(25,935)	(50,143)	(18,514)	224
Net assets at beginning of year	47,906,950	820,578	1,108,903	75,907	35,445
Net assets at end of year	$32,177,081	$616,357	$989,378	$50,969	$26,631

Accumulation unit activity
Units outstanding at beginning of year	8,010,338	147,978	351,402	21,750	7,876
Units purchased	411,457	177	24	—	64
Units redeemed	(968,280)	(5,505)	(16,262)	(6,342)	(7)
Units outstanding at end of year	7,453,515	142,650	335,164	15,408	7,933

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Gro, Serv Cl 2	Fid VIP Hi Inc, Serv Cl	Fid VIP Hi Inc, Serv Cl 2	Fid VIP Invest Gr, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$(17,982)	$23,780	$10,408	$19,589	$(44,677)
Net realized gain (loss) on sales of investments	57,037	(3,221)	(1,549)	(202,656)	36,201
Distributions from capital gains	144,232	—	—	410,899	328,771
Net change in unrealized appreciation or depreciation of investments	(775,052)	(108,757)	(47,357)	(1,408,522)	(1,261,999)
Net increase (decrease) in net assets resulting from operations	(591,765)	(88,198)	(38,498)	(1,180,690)	(941,704)

Contract transactions
Contract purchase payments	—	—	—	46,226	727
Net transfers(1)	(24,790)	(2,616)	8,438	(138,680)	(9,487)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(6,608)	(1,116)	(519)	(37,378)	(5,650)
Contract terminations:
Surrender benefits	(125,462)	(7,835)	(2,881)	(814,114)	(237,576)
Death benefits	(96,130)	—	(2,109)	(316,078)	(61,142)
Increase (decrease) from transactions	(252,990)	(11,567)	2,929	(1,260,024)	(313,128)
Net assets at beginning of year	2,421,185	699,410	300,079	8,568,819	5,922,485
Net assets at end of year	$1,576,430	$599,645	$264,510	$6,128,105	$4,667,653

Accumulation unit activity
Units outstanding at beginning of year	403,079	343,317	122,666	5,665,949	746,595
Units purchased	3,243	—	3,879	43,455	1,180
Units redeemed	(48,627)	(6,000)	(2,482)	(960,408)	(47,828)
Units outstanding at end of year	357,695	337,317	124,063	4,748,996	699,947

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$(142,895)	$(272)	$(27,378)	$16,971	$142,522
Net realized gain (loss) on sales of investments	100,952	998	123,829	(41,754)	22,870
Distributions from capital gains	838,019	481	32,110	121,551	83,177
Net change in unrealized appreciation or depreciation of investments	(3,185,154)	(18,407)	(1,283,967)	(681,400)	(556,335)
Net increase (decrease) in net assets resulting from operations	(2,389,078)	(17,200)	(1,155,406)	(584,632)	(307,766)

Contract transactions
Contract purchase payments	14,596	48	13,771	2,305	—
Net transfers(1)	(260,414)	239	346,442	94,399	35,051
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(4,614)
Contract charges	(34,229)	(141)	(19,614)	(4,068)	(4,028)
Contract terminations:
Surrender benefits	(637,442)	(1,626)	(409,334)	(246,375)	(243,063)
Death benefits	(364,103)	(6,083)	(188,636)	(10,081)	(189,355)
Increase (decrease) from transactions	(1,281,592)	(7,563)	(257,371)	(163,820)	(406,009)
Net assets at beginning of year	15,059,512	67,200	4,578,051	2,270,947	4,651,506
Net assets at end of year	$11,388,842	$42,437	$3,165,274	$1,522,495	$3,937,731

Accumulation unit activity
Units outstanding at beginning of year	2,578,036	33,720	1,665,637	671,186	1,515,710
Units purchased	6,130	179	172,925	38,843	15,320
Units redeemed	(258,620)	(5,775)	(283,606)	(108,138)	(163,150)
Units outstanding at end of year	2,325,546	28,124	1,554,956	601,891	1,367,880

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Rising Divd, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	GS VIT Intl Eq Insights, Inst
Operations
Investment income (loss) — net	$91,212	$(3,318)	$(11,400)	$(69,011)	$223
Net realized gain (loss) on sales of investments	39,340	1,712	(60,822)	(116,309)	(916)
Distributions from capital gains	2,050,055	41,679	613,220	1,400,288	—
Net change in unrealized appreciation or depreciation of investments	(3,942,272)	(85,652)	(987,898)	(3,801,443)	(3,365)
Net increase (decrease) in net assets resulting from operations	(1,761,665)	(45,579)	(446,900)	(2,586,475)	(4,058)

Contract transactions
Contract purchase payments	7,214	—	2,531	2,315	—
Net transfers(1)	(136,765)	(1,967)	(231,927)	192,718	—
Adjustments to net assets allocated to contracts in payment period	—	(1,800)	—	—	—
Contract charges	(49,348)	(560)	(8,536)	(8,163)	(14)
Contract terminations:
Surrender benefits	(835,718)	(576)	(304,338)	(328,200)	(5,906)
Death benefits	(950,296)	—	(6,197)	(56,749)	—
Increase (decrease) from transactions	(1,964,913)	(4,903)	(548,467)	(198,079)	(5,920)
Net assets at beginning of year	20,910,249	373,807	3,919,899	7,599,302	25,040
Net assets at end of year	$17,183,671	$323,325	$2,924,532	$4,814,748	$15,062

Accumulation unit activity
Units outstanding at beginning of year	6,695,790	86,084	779,105	2,207,573	18,696
Units purchased	47,239	—	3,077	80,342	—
Units redeemed	(719,557)	(878)	(130,318)	(167,381)	(6,193)
Units outstanding at end of year	6,023,472	85,206	651,864	2,120,534	12,503

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Strategic Gro, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II
Operations
Investment income (loss) — net	$(97,418)	$(2,195)	$(8,673)	$(33,081)	$(10,303)
Net realized gain (loss) on sales of investments	316,153	(1,211)	25,398	44,273	195
Distributions from capital gains	1,456,294	23,077	8,138	657,225	179,707
Net change in unrealized appreciation or depreciation of investments	(3,067,068)	(83,518)	(425,138)	(1,715,524)	(442,180)
Net increase (decrease) in net assets resulting from operations	(1,392,039)	(63,847)	(400,275)	(1,047,107)	(272,581)

Contract transactions
Contract purchase payments	31,845	30	—	351	1,913
Net transfers(1)	(769,213)	2	(2,993)	(98,078)	(12,378)
Adjustments to net assets allocated to contracts in payment period	(1,719)	—	—	(2,643)	—
Contract charges	(39,715)	(270)	(2,101)	(2,606)	(3,466)
Contract terminations:
Surrender benefits	(917,322)	(1,624)	(113,202)	(86,736)	(3,690)
Death benefits	(310,741)	(9,242)	(85,482)	(84,943)	—
Increase (decrease) from transactions	(2,006,865)	(11,104)	(203,778)	(274,655)	(17,621)
Net assets at beginning of year	12,783,818	191,938	2,041,575	3,407,795	837,475
Net assets at end of year	$9,384,914	$116,987	$1,437,522	$2,086,033	$547,273

Accumulation unit activity
Units outstanding at beginning of year	2,279,715	47,483	596,452	900,791	234,341
Units purchased	6,622	8	1,054	7,947	7,980
Units redeemed	(421,916)	(4,042)	(66,983)	(98,163)	(16,186)
Units outstanding at end of year	1,864,421	43,449	530,523	810,575	226,135

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI American Value, Ser II	Invesco VI Cap Appr, Ser I	Invesco VI Cap Appr, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(58,249)	$(11,673)	$(144,510)	$(90,961)	$(23,181)
Net realized gain (loss) on sales of investments	(19,951)	9,102	210,986	2,691,067	33,975
Distributions from capital gains	1,057,763	291,367	3,223,196	750,320	798,885
Net change in unrealized appreciation or depreciation of investments	(1,274,212)	(634,168)	(7,037,140)	(3,511,395)	(2,165,577)
Net increase (decrease) in net assets resulting from operations	(294,649)	(345,372)	(3,747,468)	(160,969)	(1,355,898)

Contract transactions
Contract purchase payments	29,355	162	45,862	87,827	789
Net transfers(1)	(369,560)	963	901,282	(4,688,601)	(61,022)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(7,838)	—
Contract charges	(25,860)	(540)	(37,341)	(119,450)	(4,668)
Contract terminations:
Surrender benefits	(546,920)	(27,215)	(867,785)	(2,306,930)	(262,436)
Death benefits	(136,168)	(14,680)	(320,794)	(873,432)	(140,516)
Increase (decrease) from transactions	(1,049,153)	(41,310)	(278,776)	(7,908,424)	(467,853)
Net assets at beginning of year	6,843,377	1,108,280	11,835,760	30,831,945	6,449,586
Net assets at end of year	$5,499,575	$721,598	$7,809,516	$22,762,552	$4,625,835

Accumulation unit activity
Units outstanding at beginning of year	6,442,721	187,127	2,685,348	8,645,788	1,944,872
Units purchased	65,374	261	292,044	26,763	921
Units redeemed	(1,100,914)	(8,882)	(368,704)	(2,250,707)	(172,435)
Units outstanding at end of year	5,407,181	178,506	2,608,688	6,421,844	1,773,358

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Core Eq, Ser II	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Dis Mid Cap Gro, Ser II	Invesco VI EQV Intl Eq, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$(260)	$(2,039)	$(7,702)	$1,597	$(1,292)
Net realized gain (loss) on sales of investments	146	(380)	(1,860)	7,006	2,263
Distributions from capital gains	6,364	40,547	168,932	56,751	68,231
Net change in unrealized appreciation or depreciation of investments	(17,693)	(100,631)	(396,697)	(190,253)	(220,860)
Net increase (decrease) in net assets resulting from operations	(11,443)	(62,503)	(237,327)	(124,899)	(151,658)

Contract transactions
Contract purchase payments	75	42	1,198	126	125
Net transfers(1)	(4,275)	330	10,137	567	38,361
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(157)	(85)	(2,999)	(223)	(5,372)
Contract terminations:
Surrender benefits	—	(1,114)	(10,552)	(15,536)	(49,704)
Death benefits	—	—	—	(10,704)	(61,610)
Increase (decrease) from transactions	(4,357)	(827)	(2,216)	(25,770)	(78,200)
Net assets at beginning of year	52,991	195,551	738,896	645,926	774,042
Net assets at end of year	$37,191	$132,221	$499,353	$495,257	$544,184

Accumulation unit activity
Units outstanding at beginning of year	17,172	110,614	417,602	203,506	522,724
Units purchased	90	259	8,516	268	31,603
Units redeemed	(2,126)	(974)	(10,487)	(10,088)	(95,566)
Units outstanding at end of year	15,136	109,899	415,631	193,686	458,761

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Gro & Inc, Ser II
Operations
Investment income (loss) — net	$(12)	$(23,923)	$(853)	$(202,954)	$(767)
Net realized gain (loss) on sales of investments	—	29,953	(1,289)	(567,145)	9,222
Distributions from capital gains	165	308,017	—	—	37,376
Net change in unrealized appreciation or depreciation of investments	(565)	(1,121,391)	(6,620)	(1,241,788)	(79,308)
Net increase (decrease) in net assets resulting from operations	(412)	(807,344)	(8,762)	(2,011,887)	(33,477)

Contract transactions
Contract purchase payments	—	—	210	61,658	—
Net transfers(1)	—	37,278	—	(118,044)	(6,069)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(1,843)	—
Contract charges	(5)	(3,579)	(25)	(62,426)	(2,330)
Contract terminations:
Surrender benefits	(66)	(101,122)	(3,268)	(1,298,701)	(42,599)
Death benefits	—	(65,418)	(92)	(530,737)	—
Increase (decrease) from transactions	(71)	(132,841)	(3,175)	(1,950,093)	(50,998)
Net assets at beginning of year	1,274	2,502,579	69,776	15,803,447	468,866
Net assets at end of year	$791	$1,562,394	$57,839	$11,841,467	$384,391

Accumulation unit activity
Units outstanding at beginning of year	204	521,185	31,626	9,231,293	118,541
Units purchased	—	11,221	107	72,220	16
Units redeemed	(16)	(44,275)	(1,706)	(1,367,595)	(14,734)
Units outstanding at end of year	188	488,131	30,027	7,935,918	103,823

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Hlth, Ser II	Invesco VI Main St, Ser I	Invesco VI Mn St Mid Cap, Ser II	Invesco VI Mn St Sm Cap, Ser II	Janus Henderson VIT Bal, Inst
Operations
Investment income (loss) — net	$(652)	$(109)	$(11,681)	$(22,939)	$(2,256)
Net realized gain (loss) on sales of investments	103	7,840	(13,208)	71,858	46,543
Distributions from capital gains	6,564	9,072	151,123	247,398	44,177
Net change in unrealized appreciation or depreciation of investments	(13,836)	(25,737)	(264,842)	(743,290)	(379,437)
Net increase (decrease) in net assets resulting from operations	(7,821)	(8,934)	(138,608)	(446,973)	(290,973)

Contract transactions
Contract purchase payments	—	—	7,971	2,744	210
Net transfers(1)	2	(1,675)	(29,263)	17,882	(26,178)
Adjustments to net assets allocated to contracts in payment period	—	—	—	(2,159)	—
Contract charges	(61)	(6)	(3,998)	(7,521)	(776)
Contract terminations:
Surrender benefits	(846)	(68)	(121,109)	(208,954)	(38,502)
Death benefits	—	(33,152)	(15,663)	(55,770)	(39,555)
Increase (decrease) from transactions	(905)	(34,901)	(162,062)	(253,778)	(104,801)
Net assets at beginning of year	52,939	65,775	922,504	2,658,202	1,709,087
Net assets at end of year	$44,213	$21,940	$621,834	$1,957,451	$1,313,313

Accumulation unit activity
Units outstanding at beginning of year	16,176	18,508	326,523	486,014	271,033
Units purchased	—	—	3,285	4,796	38
Units redeemed	(359)	(10,668)	(67,767)	(53,242)	(18,430)
Units outstanding at end of year	15,817	7,840	262,041	437,568	252,641

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Gbl Res, Inst	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$(9,231)	$(2,713)	$(2,527)	$314	$(24,217)
Net realized gain (loss) on sales of investments	9,837	13,623	2,610	1,743	19,394
Distributions from capital gains	122,423	86,962	31,087	—	295,603
Net change in unrealized appreciation or depreciation of investments	(263,745)	(292,509)	(120,023)	(23,094)	(927,765)
Net increase (decrease) in net assets resulting from operations	(140,716)	(194,637)	(88,853)	(21,037)	(636,985)

Contract transactions
Contract purchase payments	218	126	55	104	755
Net transfers(1)	252	(2,855)	101	(4,641)	120,570
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,027)	(392)	(252)	(163)	(6,606)
Contract terminations:
Surrender benefits	(18,438)	(15,549)	(5,424)	(7,487)	(85,698)
Death benefits	(8,070)	(9,773)	(8,716)	(5,918)	(67,752)
Increase (decrease) from transactions	(27,065)	(28,443)	(14,236)	(18,105)	(38,731)
Net assets at beginning of year	820,464	960,670	235,961	208,979	2,042,323
Net assets at end of year	$652,683	$737,590	$132,872	$169,837	$1,366,607

Accumulation unit activity
Units outstanding at beginning of year	319,576	261,499	75,646	128,567	686,609
Units purchased	207	41	70	67	44,950
Units redeemed	(13,619)	(8,895)	(7,031)	(12,517)	(64,202)
Units outstanding at end of year	306,164	252,645	68,685	116,117	667,357

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Lazard Retire Intl Eq, Serv	LVIP Baron Gro Opp, Serv Cl	MFS Inv Trust, Init Cl	MFS Inv Trust, Serv Cl	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$1,001	$(806)	$(7,858)	$(5,320)	$(21,388)
Net realized gain (loss) on sales of investments	(136)	11,781	51,023	18,906	10,055
Distributions from capital gains	5,132	4,010	136,571	74,719	227,052
Net change in unrealized appreciation or depreciation of investments	(14,515)	(35,945)	(402,849)	(205,356)	(623,395)
Net increase (decrease) in net assets resulting from operations	(8,518)	(20,960)	(223,113)	(117,051)	(407,676)

Contract transactions
Contract purchase payments	24	—	446	71,011	—
Net transfers(1)	2,496	(2)	(33,649)	(3,209)	(15,666)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(1,858)
Contract charges	(79)	(107)	(1,567)	(47)	(3,085)
Contract terminations:
Surrender benefits	—	(18,413)	(31,290)	(36,214)	(59,746)
Death benefits	—	(616)	(20,489)	—	(13,979)
Increase (decrease) from transactions	2,441	(19,138)	(86,549)	31,541	(94,334)
Net assets at beginning of year	50,859	90,274	1,306,130	695,827	2,005,033
Net assets at end of year	$44,782	$50,176	$996,468	$610,317	$1,503,023

Accumulation unit activity
Units outstanding at beginning of year	32,055	11,285	365,272	200,759	747,532
Units purchased	1,766	—	9,664	26,754	7,342
Units redeemed	(60)	(2,612)	(36,175)	(13,062)	(50,527)
Units outstanding at end of year	33,761	8,673	338,761	214,451	704,347

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS New Dis, Init Cl	MFS New Dis, Serv Cl	MFS Research, Init Cl	MFS Total Return, Init Cl	MFS Total Return, Serv Cl
Operations
Investment income (loss) — net	$(5,542)	$(20,573)	$(2,909)	$166	$15,448
Net realized gain (loss) on sales of investments	(11,328)	(17,954)	3,349	317	157,185
Distributions from capital gains	114,231	547,069	39,747	2,564	1,133,627
Net change in unrealized appreciation or depreciation of investments	(250,427)	(1,137,328)	(107,159)	(6,640)	(2,915,848)
Net increase (decrease) in net assets resulting from operations	(153,066)	(628,786)	(66,972)	(3,593)	(1,609,588)

Contract transactions
Contract purchase payments	153	—	179	—	2,262
Net transfers(1)	9,331	28,175	(152)	(626)	(55,387)
Adjustments to net assets allocated to contracts in payment period	—	(1,195)	—	—	—
Contract charges	(739)	(4,561)	(415)	(53)	(41,767)
Contract terminations:
Surrender benefits	(15,147)	(36,624)	(8,133)	(1,056)	(507,023)
Death benefits	(20,573)	(667)	—	—	(419,762)
Increase (decrease) from transactions	(26,975)	(14,872)	(8,521)	(1,735)	(1,021,677)
Net assets at beginning of year	500,146	2,034,340	367,754	34,050	14,879,805
Net assets at end of year	$320,105	$1,390,682	$292,261	$28,722	$12,248,540

Accumulation unit activity
Units outstanding at beginning of year	104,982	423,549	96,954	10,004	5,095,276
Units purchased	2,709	8,270	53	—	6,904
Units redeemed	(10,174)	(10,845)	(2,663)	(561)	(383,553)
Units outstanding at end of year	97,517	420,974	94,344	9,443	4,718,627

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	MS VIF US Real Est, Cl I
Operations
Investment income (loss) — net	$26,089	$7,609	$(880)	$4,177	$(1,277)
Net realized gain (loss) on sales of investments	67,892	36,763	(4,555)	(1,883)	21,027
Distributions from capital gains	98,469	38,135	25,463	5,978	41,780
Net change in unrealized appreciation or depreciation of investments	(203,452)	(97,382)	(86,776)	(59,353)	(166,391)
Net increase (decrease) in net assets resulting from operations	(11,002)	(14,875)	(66,748)	(51,081)	(104,861)

Contract transactions
Contract purchase payments	167	—	75	—	—
Net transfers(1)	248,086	44,982	(1)	11,142	(144,208)
Adjustments to net assets allocated to contracts in payment period	(2,225)	(4,610)	—	—	—
Contract charges	(3,181)	(1,837)	(11)	(985)	(728)
Contract terminations:
Surrender benefits	(80,647)	(59,558)	(3,161)	(8,895)	(12,569)
Death benefits	(121,960)	(23,513)	—	(11,828)	(1,927)
Increase (decrease) from transactions	40,240	(44,536)	(3,098)	(10,566)	(159,432)
Net assets at beginning of year	2,583,121	1,074,920	106,142	196,416	422,346
Net assets at end of year	$2,612,359	$1,015,509	$36,296	$134,769	$158,053

Accumulation unit activity
Units outstanding at beginning of year	656,139	185,708	17,066	174,690	96,219
Units purchased	51,508	12,852	—	14,497	227
Units redeemed	(47,817)	(22,784)	(1,158)	(23,621)	(45,480)
Units outstanding at end of year	659,830	175,776	15,908	165,566	50,966

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MS VIF US Real Est, Cl II	PIMCO VIT All Asset, Advisor Cl	Put VT Div Inc, Cl IA	Put VT Div Inc, Cl IB	Put VT Emerg Mkts Eq, Cl IB
Operations
Investment income (loss) — net	$(3,976)	$40,753	$25,250	$8,896	$(2,986)
Net realized gain (loss) on sales of investments	30,399	(12,588)	(11,738)	(8,082)	(49)
Distributions from capital gains	101,669	55,379	9,532	3,527	25,969
Net change in unrealized appreciation or depreciation of investments	(290,593)	(188,958)	(38,567)	(10,371)	(105,951)
Net increase (decrease) in net assets resulting from operations	(162,501)	(105,414)	(15,523)	(6,030)	(83,017)

Contract transactions
Contract purchase payments	—	—	396	66	148
Net transfers(1)	34,443	(20,310)	(626)	—	9,141
Adjustments to net assets allocated to contracts in payment period	—	—	(1,420)	—	—
Contract charges	(2,063)	(4,984)	(180)	(141)	(241)
Contract terminations:
Surrender benefits	(73,380)	(52,786)	(8,942)	(14,797)	(5,648)
Death benefits	(43,423)	(57,833)	(9,008)	—	(12,394)
Increase (decrease) from transactions	(84,423)	(135,913)	(19,780)	(14,872)	(8,994)
Net assets at beginning of year	673,603	849,992	471,011	174,429	285,753
Net assets at end of year	$426,679	$608,665	$435,708	$153,527	$193,742

Accumulation unit activity
Units outstanding at beginning of year	211,617	498,149	182,827	91,072	190,974
Units purchased	17,334	1,632	159	35	9,048
Units redeemed	(41,217)	(87,851)	(7,444)	(7,862)	(18,581)
Units outstanding at end of year	187,734	411,930	175,542	83,245	181,441

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Focused Intl Eq, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB	Put VT Inc, Cl IB
Operations
Investment income (loss) — net	$2,553	$(7,786)	$14,711	$3,653	$1,219
Net realized gain (loss) on sales of investments	(1,846)	32,646	(4,227)	(2,447)	(447)
Distributions from capital gains	146,626	74,920	711	188	—
Net change in unrealized appreciation or depreciation of investments	(230,607)	(159,463)	(62,527)	(14,757)	(5,427)
Net increase (decrease) in net assets resulting from operations	(83,274)	(59,683)	(51,332)	(13,363)	(4,655)

Contract transactions
Contract purchase payments	—	—	180	30	—
Net transfers(1)	—	(4,005)	(200)	—	58
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(161)	(2,572)	(135)	(72)	(38)
Contract terminations:
Surrender benefits	(3,854)	(21,395)	(10,032)	(8,825)	(1,361)
Death benefits	(11,992)	(209,311)	(554)	—	—
Increase (decrease) from transactions	(16,007)	(237,283)	(10,741)	(8,867)	(1,341)
Net assets at beginning of year	445,414	1,064,367	412,913	107,699	31,598
Net assets at end of year	$346,133	$767,401	$350,840	$85,469	$25,602

Accumulation unit activity
Units outstanding at beginning of year	160,981	226,928	107,550	38,883	15,937
Units purchased	—	2,750	52	12	34
Units redeemed	(6,288)	(57,579)	(3,041)	(3,492)	(710)
Units outstanding at end of year	154,693	172,099	104,561	35,403	15,261

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Intl Eq, Cl IB	Put VT Intl Val, Cl IB	Put VT Lg Cap Gro, Cl IA	Put VT Lg Cap Gro, Cl IB	Put VT Lg Cap Val, Cl IA
Operations
Investment income (loss) — net	$6,889	$—	$(6,088)	$(12,391)	$6,986
Net realized gain (loss) on sales of investments	(158)	—	5,930	13,710	42,456
Distributions from capital gains	362,189	8	76,730	157,417	207,104
Net change in unrealized appreciation or depreciation of investments	(1,003,157)	(28)	(253,279)	(521,907)	(369,879)
Net increase (decrease) in net assets resulting from operations	(634,237)	(20)	(176,707)	(363,171)	(113,333)

Contract transactions
Contract purchase payments	2,973	—	—	18	180
Net transfers(1)	2,935	—	—	100	(89,460)
Adjustments to net assets allocated to contracts in payment period	(1,134)	—	(442)	—	(729)
Contract charges	(6,756)	—	(168)	(432)	(1,176)
Contract terminations:
Surrender benefits	(225,373)	—	(5,133)	(18,403)	(68,477)
Death benefits	(18,627)	—	(14,535)	(25,372)	(36,939)
Increase (decrease) from transactions	(245,982)	—	(20,278)	(44,089)	(196,601)
Net assets at beginning of year	4,048,519	238	577,033	1,177,014	2,725,568
Net assets at end of year	$3,168,300	$218	$380,048	$769,754	$2,415,634

Accumulation unit activity
Units outstanding at beginning of year	2,434,969	—	193,605	402,444	1,578,521
Units purchased	30,467	—	—	253	109
Units redeemed	(196,175)	—	(7,770)	(18,657)	(117,704)
Units outstanding at end of year	2,269,261	—	185,835	384,040	1,460,926

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Lg Cap Val, Cl IB	Put VT Research, Cl IB	Put VT Sm Cap Val, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$4,825	$(363)	$(8,694)	$(13,841)	$(20,998)
Net realized gain (loss) on sales of investments	31,133	6,640	(7,475)	52,752	60,825
Distributions from capital gains	217,224	3,745	85,497	356,671	430,667
Net change in unrealized appreciation or depreciation of investments	(364,874)	(21,708)	(164,942)	(1,121,535)	(1,296,147)
Net increase (decrease) in net assets resulting from operations	(111,692)	(11,686)	(95,614)	(725,953)	(825,653)

Contract transactions
Contract purchase payments	328	985	100	744	810
Net transfers(1)	104,914	(604)	(7,773)	(67,302)	(23,255)
Adjustments to net assets allocated to contracts in payment period	(4,853)	—	—	—	(2,840)
Contract charges	(5,235)	(223)	(849)	(1,125)	(2,679)
Contract terminations:
Surrender benefits	(84,597)	(8,744)	(50,417)	(60,738)	(110,211)
Death benefits	(43,709)	(5,726)	(11,894)	(53,000)	(81,632)
Increase (decrease) from transactions	(33,152)	(14,312)	(70,833)	(181,421)	(219,807)
Net assets at beginning of year	2,747,341	70,853	699,793	3,112,354	3,511,246
Net assets at end of year	$2,602,497	$44,855	$533,346	$2,204,980	$2,465,786

Accumulation unit activity
Units outstanding at beginning of year	1,596,100	15,156	240,843	327,576	703,348
Units purchased	85,570	265	55	97	4,623
Units redeemed	(97,201)	(3,572)	(25,224)	(23,144)	(58,159)
Units outstanding at end of year	1,584,469	11,849	215,674	304,529	649,812

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Royce Micro-Cap, Invest Cl	Royce Sm-Cap, Invest Cl	Temp Dev Mkts, Cl 2	Temp Foreign, Cl 2	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$(5,165)	$(2,753)	$3,198	$42,061	$(119,428)
Net realized gain (loss) on sales of investments	5,356	(1,125)	(862)	(13,359)	(433,409)
Distributions from capital gains	104,650	4,516	18,258	—	—
Net change in unrealized appreciation or depreciation of investments	(210,158)	(33,680)	(89,322)	(267,328)	52,909
Net increase (decrease) in net assets resulting from operations	(105,317)	(33,042)	(68,728)	(238,626)	(499,928)

Contract transactions
Contract purchase payments	—	115	833	1,439	24,662
Net transfers(1)	5,250	1	—	14,602	(519,086)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	(1,109)
Contract charges	(871)	(594)	(405)	(7,402)	(37,893)
Contract terminations:
Surrender benefits	(24,146)	(21,758)	(2,376)	(102,042)	(780,447)
Death benefits	—	—	—	(46,663)	(333,375)
Increase (decrease) from transactions	(19,767)	(22,236)	(1,948)	(140,066)	(1,647,248)
Net assets at beginning of year	445,344	306,194	299,776	2,765,944	8,625,975
Net assets at end of year	$320,260	$250,916	$229,100	$2,387,252	$6,478,799

Accumulation unit activity
Units outstanding at beginning of year	73,523	51,099	94,665	1,653,360	5,108,666
Units purchased	1,778	22	342	16,580	15,356
Units redeemed	(5,697)	(4,337)	(1,030)	(99,566)	(1,021,681)
Units outstanding at end of year	69,604	46,784	93,977	1,570,374	4,102,341

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Temp Gro, Cl 2	Third Ave VST Third Ave Value	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(3,467)	$(21)	$(157,157)	$(1,029,785)	$(223,293)
Net realized gain (loss) on sales of investments	(5,519)	2,609	992,368	5,437,405	267,987
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(28,741)	23,548	(3,595,920)	(20,725,847)	(3,089,373)
Net increase (decrease) in net assets resulting from operations	(37,727)	26,136	(2,760,709)	(16,318,227)	(3,044,679)

Contract transactions
Contract purchase payments	225	185	—	4,800	66,442
Net transfers(1)	4	(619)	(1,111,066)	(2,025,380)	2,417,931
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(386)	(457)	(148,068)	(459,744)	(194,310)
Contract terminations:
Surrender benefits	(10,090)	(20,179)	(726,396)	(4,996,167)	(3,468,092)
Death benefits	(14,928)	—	—	(260,600)	(437,306)
Increase (decrease) from transactions	(25,175)	(21,070)	(1,985,530)	(7,737,091)	(1,615,335)
Net assets at beginning of year	301,840	199,787	14,971,758	86,903,764	18,960,584
Net assets at end of year	$238,938	$204,853	$10,225,519	$62,848,446	$14,300,570

Accumulation unit activity
Units outstanding at beginning of year	184,082	64,938	5,958,433	35,238,569	13,302,342
Units purchased	981	57	80,590	137,609	2,081,329
Units redeemed	(19,347)	(6,731)	(998,680)	(3,783,019)	(3,355,528)
Units outstanding at end of year	165,716	58,264	5,040,343	31,593,159	12,028,143

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Conserv, Cl 4	VP Man Risk, Cl 2	VP Man Risk US, Cl 2	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(730,700)	$(4,634)	$(346)	$(187,892)	$(524,383)
Net realized gain (loss) on sales of investments	3,045,401	4,082	464	149,324	1,100,595
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(12,177,208)	(79,800)	(6,305)	(2,252,180)	(8,071,393)
Net increase (decrease) in net assets resulting from operations	(9,862,507)	(80,352)	(6,187)	(2,290,748)	(7,495,181)

Contract transactions
Contract purchase payments	101,904	—	—	100	—
Net transfers(1)	3,645,723	(2)	(1)	1,336,857	1,156,494
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(555,080)	(6,793)	(438)	(111,688)	(320,562)
Contract terminations:
Surrender benefits	(7,186,490)	(18,975)	(1,957)	(932,942)	(3,161,120)
Death benefits	(5,738,781)	(36,959)	—	(466,735)	(2,105,325)
Increase (decrease) from transactions	(9,732,724)	(62,729)	(2,396)	(174,408)	(4,430,513)
Net assets at beginning of year	62,612,721	458,754	34,714	13,538,364	42,466,606
Net assets at end of year	$43,017,490	$315,673	$26,131	$11,073,208	$30,540,912

Accumulation unit activity
Units outstanding at beginning of year	44,394,452	355,751	24,211	11,095,408	32,135,236
Units purchased	4,057,861	—	—	1,265,649	998,236
Units redeemed	(11,867,226)	(55,411)	(1,965)	(1,400,097)	(4,860,236)
Units outstanding at end of year	36,585,087	300,340	22,246	10,960,960	28,273,236

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$(1,390,704)	$(2,873,897)	$(2,807,808)	$(10,400,950)	$(568,372)
Net realized gain (loss) on sales of investments	3,684,421	6,476,137	10,209,415	49,625,468	4,901,429
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(26,184,055)	(47,452,926)	(52,235,979)	(188,212,108)	(14,172,033)
Net increase (decrease) in net assets resulting from operations	(23,890,338)	(43,850,686)	(44,834,372)	(148,987,590)	(9,838,976)

Contract transactions
Contract purchase payments	47,379	141,667	109,621	685,064	7,971
Net transfers(1)	(429,265)	(1,657,880)	3,819,916	2,442,070	(4,132,040)
Adjustments to net assets allocated to contracts in payment period	—	—	(4,762)	(15,745)	—
Contract charges	(1,002,727)	(1,751,468)	(3,070,706)	(7,793,846)	(345,351)
Contract terminations:
Surrender benefits	(8,044,034)	(17,272,790)	(18,482,202)	(71,335,542)	(5,667,683)
Death benefits	(2,319,530)	(2,975,446)	(2,170,395)	(17,052,011)	(322,341)
Increase (decrease) from transactions	(11,748,177)	(23,515,917)	(19,798,528)	(93,070,010)	(10,459,444)
Net assets at beginning of year	120,064,943	233,146,577	259,307,349	865,824,791	55,690,503
Net assets at end of year	$84,426,428	$165,779,974	$194,674,449	$623,767,191	$35,392,083

Accumulation unit activity
Units outstanding at beginning of year	78,466,530	162,991,077	132,829,827	452,164,768	25,188,434
Units purchased	159,513	472,980	2,549,700	3,896,606	2,644
Units redeemed	(9,148,962)	(19,672,932)	(14,216,576)	(59,997,137)	(5,511,424)
Units outstanding at end of year	69,477,081	143,791,125	121,162,951	396,064,237	19,679,654

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(2,665,501)	$(418,368)	$(1,127,471)	$(12,862)	$(157,911)
Net realized gain (loss) on sales of investments	16,579,338	1,283,262	4,263,283	99,724	1,005,937
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(54,075,224)	(7,026,829)	(18,508,215)	(264,397)	(2,450,809)
Net increase (decrease) in net assets resulting from operations	(40,161,387)	(6,161,935)	(15,372,403)	(177,535)	(1,602,783)

Contract transactions
Contract purchase payments	312,568	—	79,634	—	44,988
Net transfers(1)	(7,414,843)	(140,059)	388,368	(5,887)	(548,585)
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(1,250,869)	(430,505)	(778,751)	(6,797)	(46,735)
Contract terminations:
Surrender benefits	(15,912,846)	(2,307,617)	(7,411,198)	(59,669)	(985,619)
Death benefits	(4,000,065)	(1,035,069)	(2,065,095)	(57,898)	(331,987)
Increase (decrease) from transactions	(28,266,055)	(3,913,250)	(9,787,042)	(130,251)	(1,867,938)
Net assets at beginning of year	220,850,905	36,379,976	91,018,398	991,780	11,935,015
Net assets at end of year	$152,423,463	$26,304,791	$65,858,953	$683,994	$8,464,294

Accumulation unit activity
Units outstanding at beginning of year	101,714,539	21,919,815	55,536,118	393,196	3,667,969
Units purchased	172,241	10,688	627,348	1,026	15,939
Units redeemed	(15,326,142)	(2,767,327)	(7,520,858)	(60,514)	(636,826)
Units outstanding at end of year	86,560,638	19,163,176	48,642,608	333,708	3,047,082

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP US Flex Conserv Gro, Cl 2	VP US Flex Gro, Cl 2	VP US Flex Mod Gro, Cl 2	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$(5,460)	$(41,165)	$(23,542)	$(87,810)	$(34,178)
Net realized gain (loss) on sales of investments	6,493	128,226	38,388	(478,783)	(177,153)
Distributions from capital gains	—	—	—	1,945,179	885,729
Net change in unrealized appreciation or depreciation of investments	(85,737)	(865,053)	(489,765)	(3,787,419)	(2,937,887)
Net increase (decrease) in net assets resulting from operations	(84,704)	(777,992)	(474,919)	(2,408,833)	(2,263,489)

Contract transactions
Contract purchase payments	—	—	4	20,561	34,789
Net transfers(1)	90,547	962,863	(358,972)	1,193,344	1,129,095
Adjustments to net assets allocated to contracts in payment period	—	—	—	—	—
Contract charges	(7,931)	(62,093)	(32,739)	(24,821)	(22,581)
Contract terminations:
Surrender benefits	(43,926)	(203,218)	(166,135)	(529,270)	(493,534)
Death benefits	—	—	(36,228)	(193,673)	(179,069)
Increase (decrease) from transactions	38,690	697,552	(594,070)	466,141	468,700
Net assets at beginning of year	488,155	3,748,219	2,840,905	6,733,107	6,319,051
Net assets at end of year	$442,141	$3,667,779	$1,771,916	$4,790,415	$4,524,262

Accumulation unit activity
Units outstanding at beginning of year	363,186	2,316,153	1,916,148	1,470,531	1,594,876
Units purchased	81,916	746,645	20,164	348,209	394,805
Units redeemed	(44,557)	(241,769)	(467,634)	(221,411)	(239,125)
Units outstanding at end of year	400,545	2,821,029	1,468,678	1,597,329	1,750,556

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life. The following is a list of each variable annuity product funded through the Account.

Evergreen Essential Variable Annuity (EG Essential)

Evergreen New Solutions Variable Annuity (EG New Solutions)

Evergreen New Solutions Select Variable Annuity (EG New Solutions Select)

Evergreen Pathways Variable Annuity (EG Pathways)

Evergreen Pathways Select Variable Annuity (EG Pathways Select)

Evergreen Privilege Variable Annuity (EG Privilege)

RiverSource® AccessChoice Select Variable Annuity (AccessChoice Select)

RiverSource® Builder Select Variable Annuity (Builder Select)

RiverSource® Endeavor Select Variable Annuity (Endeavor Select)

RiverSource® FlexChoice Variable Annuity (FlexChoice)

RiverSource® FlexChoice Select Variable Annuity (FlexChoice Select)

RiverSource® Galaxy Premier Variable Annuity (Galaxy)

RiverSource® Innovations Variable Annuity (Innovations)

RiverSource® Innovations Select Variable Annuity (Innovations Select)

RiverSource® Innovations Classic Variable Annuity (Innovations Classic)

RiverSource® Innovations Classic Select Variable Annuity (Innovations Classic Select)

RiverSource® New Solutions Variable Annuity (New Solutions)

RiverSource® Personal Portfolio Variable Annuity (Personal Portfolio)*

RiverSource® Personal Portfolio Plus Variable Annuity (Personal Portfolio Plus)*

RiverSource® Personal Portfolio Plus2 Variable Annuity (Personal Portfolio Plus2)*

RiverSource® Pinnacle Variable Annuity (Pinnacle)

RiverSource® Platinum Variable Annuity (Platinum)*

RiverSource® Preferred Variable Annuity (Preferred)*

RiverSource® Signature Variable Annuity (Signature)

RiverSource® Signature Select Variable Annuity (Signature Select)

RiverSource® Signature One Variable Annuity (Signature One)

RiverSource® Signature One Select Variable Annuity (Signature One Select)

Wells Fargo Advantage Variable Annuity (Wells Advantage)

Wells Fargo Advantage Select Variable Annuity (Wells Advantage Select)

Wells Fargo Advantage Builder Variable Annuity (Wells Builder)

Wells Fargo Advantage Choice Variable Annuity (Wells Choice)

Wells Fargo Advantage Choice Select Variable Annuity (Wells Choice Select)

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2023, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Bal Hedged Alloc, Cl B	AB VPS Balanced Hedged Allocation Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	101

Division	Fund
AB VPS Relative Val, Cl B	AB VPS Relative Value Portfolio (Class B) (previously AB VPS Growth and Income Portfolio (Class B))
AB VPS Sus Gbl Thematic, Cl B	AB VPS Sustainable Global Thematic Portfolio (Class B)
Allspg VT Dis All Cap Gro, Cl 1	Allspring VT Discovery All Cap Growth Fund – Class 1 (previously Allspring VT Omega Growth Fund – Class 1)
Allspg VT Dis All Cap Gro, Cl 2	Allspring VT Discovery All Cap Growth Fund – Class 2 (previously Allspring VT Omega Growth Fund – Class 2)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Intl Eq, Cl 1	Allspring VT International Equity Fund – Class 1(1)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2(2)
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
AC VP Disciplined Core Val, Cl I	American Century VP Disciplined Core Value, Class I(3)
AC VP Inflation Prot, Cl II	American Century VP Inflation Protection, Class II(4)
AC VP Intl, Cl II	American Century VP International, Class II(5)
AC VP Mid Cap Val, Cl II	American Century VP Mid Cap Value, Class II(6)
AC VP Ultra, Cl II	American Century VP Ultra®, Class II(7)
AC VP Val, Cl I	American Century VP Value, Class I(8)
AC VP Val, Cl II	American Century VP Value, Class II(9)
BNY Mellon IP MidCap Stock, Serv	BNY Mellon Investment Portfolios, MidCap Stock Portfolio – Service Shares
BNY Mellon IP Tech Gro, Serv	BNY Mellon Investment Portfolios, Technology Growth Portfolio – Service Shares
BNY Mellon Sus US Eq, Init	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares
BNY Mellon VIF Appr, Serv	BNY Mellon Variable Investment Fund, Appreciation Portfolio – Service Shares
CB Var Sm Cap Gro, Cl I	ClearBridge Variable Small Cap Growth Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sm Cap Val, Cl 2	Columbia Variable Portfolio – Small Cap Value Fund (Class 2)
Col VP Sm Co Gro, Cl 1	Columbia Variable Portfolio – Small Company Growth Fund (Class 1)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return, Cl 1	Credit Suisse Trust – Commodity Return Strategy Portfolio, Class 1
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Bal, Serv Cl	Fidelity® VIP Balanced Portfolio Service Class
Fid VIP Bal, Serv Cl 2	Fidelity® VIP Balanced Portfolio Service Class 2
Fid VIP Contrafund, Serv Cl	Fidelity® VIP ContrafundSM Portfolio Service Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Dyn Appr, Serv Cl 2	Fidelity® VIP Dynamic Capital Appreciation Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2

102	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Division	Fund
Fid VIP Gro, Serv Cl	Fidelity® VIP Growth Portfolio Service Class
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Hi Inc, Serv Cl	Fidelity® VIP High Income Portfolio Service Class
Fid VIP Hi Inc, Serv Cl 2	Fidelity® VIP High Income Portfolio Service Class 2
Fid VIP Invest Gr, Serv Cl 2	Fidelity® VIP Investment Grade Bond Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Rising Divd, Cl 2	Franklin Rising Dividends VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
GS VIT Intl Eq Insights, Inst	Goldman Sachs VIT International Equity Insights Fund – Institutional Shares
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Strategic Gro, Inst	Goldman Sachs VIT Strategic Growth Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI American Value, Ser II	Invesco V.I. American Value Fund, Series II Shares
Invesco VI Cap Appr, Ser I	Invesco V.I. Capital Appreciation Fund, Series I Shares
Invesco VI Cap Appr, Ser II	Invesco V.I. Capital Appreciation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser II	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares
Invesco VI EQV Intl Eq, Ser I	Invesco V.I. EQV International Equity Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Gro & Inc, Ser II	Invesco V.I. Growth and Income Fund, Series II Shares
Invesco VI Hlth, Ser II	Invesco V.I. Health Care Fund, Series II Shares
Invesco VI Main St, Ser I	Invesco V.I. Main Street Fund®, Series I Shares
Invesco VI Mn St Mid Cap, Ser II	Invesco V.I. Main Street Mid Cap Fund®, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Gbl Res, Inst	Janus Henderson VIT Global Research Portfolio: Institutional Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Retire Intl Eq, Serv	Lazard Retirement International Equity Portfolio – Service Shares
LVIP Baron Gro Opp, Serv Cl	LVIP Baron Growth Opportunities Fund – Service Class
LVIP JPM US Eq, Std Cl	LVIP JPMorgan U.S. Equity Fund – Standard Class(10),(11)
MFS Inv Trust, Init Cl	MFS® Investors Trust Series – Initial Class
MFS Inv Trust, Serv Cl	MFS® Investors Trust Series – Service Class
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Init Cl	MFS® New Discovery Series – Initial Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Research, Init Cl	MFS® Research Series – Initial Class
MFS Total Return, Init Cl	MFS® Total Return Series – Initial Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	103

Division	Fund
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF US Real Est, Cl I	Morgan Stanley VIF U.S. Real Estate Portfolio, Class I Shares
MS VIF US Real Est, Cl II	Morgan Stanley VIF U.S. Real Estate Portfolio, Class II Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Emerg Mkts Eq, Cl IB	Putnam VT Emerging Markets Equity Fund – Class IB Shares
Put VT Focused Intl Eq, Cl IA	Putnam VT Focused International Equity Fund – Class IA Shares
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Inc, Cl IB	Putnam VT Income Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Intl Val, Cl IB	Putnam VT International Value Fund – Class IB Shares
Put VT Lg Cap Gro, Cl IA	Putnam VT Large Cap Growth Fund – Class IA Shares (previously Putnam VT Growth Opportunities Fund – Class IA Shares)
Put VT Lg Cap Gro, Cl IB	Putnam VT Large Cap Growth Fund – Class IB Shares (previously Putnam VT Growth Opportunities Fund – Class IB Shares)
Put VT Lg Cap Val, Cl IA	Putnam VT Large Cap Value Fund – Class IA Shares
Put VT Lg Cap Val, Cl IB	Putnam VT Large Cap Value Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares
Put VT Sm Cap Val, Cl IB	Putnam VT Small Cap Value Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Royce Sm-Cap, Invest Cl	Royce Capital Fund – Small-Cap Portfolio, Investment Class
Temp Dev Mkts, Cl 2	Templeton Developing Markets VIP Fund – Class 2
Temp Foreign, Cl 2	Templeton Foreign VIP Fund – Class 2
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Temp Gro, Cl 2	Templeton Growth VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Risk, Cl 2	Variable Portfolio – Managed Risk Fund (Class 2)
VP Man Risk US, Cl 2	Variable Portfolio – Managed Risk U.S. Fund (Class 2)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 2	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
VP US Flex Gro, Cl 2	Variable Portfolio – U.S. Flexible Growth Fund (Class 2)
VP US Flex Mod Gro, Cl 2	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
Wanger Acorn	Wanger Acorn
Wanger Intl	Wanger International

(1)	Allspring VT International Equity Fund – Class 1 is scheduled to liquidate sometime during the second quarter of 2024.
(2)	Allspring VT International Equity Fund – Class 2 is scheduled to liquidate sometime during the second quarter of 2024.
(3)	American Century VP Disciplined Core Value, Class I is scheduled to reorganize into LVIP American Century Disciplined Core Value Fund, Standard Class II sometime during the second quarter of 2024.

104	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

(4)	American Century VP Inflation Protection, Class II is scheduled to reorganize into LVIP American Century Inflation Protection Fund, Service Class sometime during the second quarter of 2024.
(5)	American Century VP International, Class II is scheduled to reorganize into LVIP American Century International Fund, Service Class sometime during the second quarter of 2024.
(6)	American Century VP Mid Cap Value, Class II is scheduled to reorganize into LVIP American Century Mid Cap Value Fund, Service Class sometime during the second quarter of 2024.
(7)	American Century VP Ultra®, Class II is scheduled to reorganize into LVIP American Century Ultra® Fund, Service Class sometime during the second quarter of 2024.
(8)	American Century VP Value, Class I is scheduled to reorganize into LVIP American Century Value Fund, Standard Class II sometime during the second quarter of 2024.
(9)	American Century VP Value, Class II is scheduled to reorganize into LVIP American Century Value Fund, Service Class sometime during the second quarter of 2024.
(10)	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares merged into LVIP JPMorgan U.S. Equity Fund – Standard Class on April 28, 2023.
(11)	For the period April 28, 2023 (commencement of operations) to December 31, 2023.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2023.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	105

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee and a daily administrative charge equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.

Product	Mortality and expense risk fee	Administrative charge
EG Essential	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
EG New Solutions Select	1.00% to 1.75% (depending on the contract and death benefit option selected)	0.15%
EG Pathways	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
EG Pathways Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
EG Privilege	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
AccessChoice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Builder Select	1.25% to 1.95% (depending on the contract and death benefit option selected)	0.15%
Endeavor Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
FlexChoice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
FlexChoice Select	1.55% to 2.10% (depending on the contract and death benefit option selected)	0.15%
Galaxy	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Innovations	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Select	0.85% to 1.85% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic	0.85% to 1.70% (depending on the contract and death benefit option selected)	0.15%
Innovations Classic Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
New Solutions	0.85% to 1.20% (depending on the contract and death benefit option selected)	0.15%
Personal Portfolio	1.25%	0.15%
Personal Portfolio Plus	1.25%	0.15%
Personal Portfolio Plus[2]	1.25%	0.15%
Pinnacle	1.00% to 1.10% (depending on the contract and death benefit option selected)	0.15%
Platinum	1.25%	0.15%
Preferred	1.25%	0.15%
Signature	1.25%	0.15%
Signature Select	1.30% to 1.75% (depending on the contract and death benefit option selected)	0.15%

106	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Product	Mortality and expense risk fee	Administrative charge
Signature One	1.35% to 1.45% (depending on the contract and death benefit option selected)	0.15%
Signature One Select	1.30% to 2.05% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage	1.05% to 1.50% (depending on the contract and death benefit option selected)	0.15%
Wells Advantage Select	0.90% to 1.75% (depending on the contract and death benefit option selected)	0.15%
Wells Builder	1.10% to 1.55% (depending on the contract and death benefit option selected)	0.15%
Wells Choice	1.25% to 1.65% (depending on the contract and death benefit option selected)	0.15%
Wells Choice Select	1.55% to 2.05% (depending on the contract and death benefit option selected)	0.15%

4. CONTRACT CHARGES

RiverSource Life deducts a contract administrative charge of $50 per year on the contract anniversary depending upon the product selected. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary.

5. WITHDRAWAL CHARGES

RiverSource Life may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2023 were as follows:

Division	Purchases
AB VPS Bal Hedged Alloc, Cl B	$29,636
AB VPS Intl Val, Cl B	396,635
AB VPS Lg Cap Gro, Cl B	231,490
AB VPS Relative Val, Cl B	420,227
AB VPS Sus Gbl Thematic, Cl B	56,100
Allspg VT Dis All Cap Gro, Cl 1	38,443
Allspg VT Dis All Cap Gro, Cl 2	1,770,165
Allspg VT Index Asset Alloc, Cl 2	290,948
Allspg VT Intl Eq, Cl 1	2,291
Allspg VT Intl Eq, Cl 2	94,464
Allspg VT Opp, Cl 1	43,079
Allspg VT Opp, Cl 2	360,312

Division	Purchases
Allspg VT Sm Cap Gro, Cl 2	$144,646
AC VP Disciplined Core Val, Cl I	4,473
AC VP Inflation Prot, Cl II	1,434,069
AC VP Intl, Cl II	488
AC VP Mid Cap Val, Cl II	9,771
AC VP Ultra, Cl II	597,424
AC VP Val, Cl I	31,906
AC VP Val, Cl II	33,343
BNY Mellon IP MidCap Stock, Serv	4,547
BNY Mellon IP Tech Gro, Serv	39,702
BNY Mellon Sus US Eq, Init	49,440
BNY Mellon VIF Appr, Serv	9,397

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	107

Division	Purchases
CB Var Sm Cap Gro, Cl I	$978
Col VP Bal, Cl 3	4,826
Col VP Disciplined Core, Cl 3	233,101
Col VP Divd Opp, Cl 3	1,028,713
Col VP Emer Mkts, Cl 3	284,021
Col VP Govt Money Mkt, Cl 1	4,411
Col VP Govt Money Mkt, Cl 3	1,598,550
Col VP Hi Yield Bond, Cl 3	311,202
Col VP Inc Opp, Cl 1	12,292
Col VP Inc Opp, Cl 3	269,889
Col VP Inter Bond, Cl 3	406,048
Col VP Lg Cap Gro, Cl 1	2,812
Col VP Lg Cap Gro, Cl 3	3,498
Col VP Lg Cap Index, Cl 3	6,684
Col VP Overseas Core, Cl 3	10,704
Col VP Select Lg Cap Val, Cl 3	19
Col VP Select Mid Cap Gro, Cl 3	25,301
Col VP Select Mid Cap Val, Cl 3	80
Col VP Select Sm Cap Val, Cl 3	2,814
Col VP Sm Cap Val, Cl 2	110,745
Col VP Sm Co Gro, Cl 1	1
Col VP US Govt Mtge, Cl 1	4,324
Col VP US Govt Mtge, Cl 3	326,008
CS Commodity Return, Cl 1	3,324
CTIVP BR Gl Infl Prot Sec, Cl 3	222,412
CTIVP Prin Blue Chip Gro, Cl 1	1,706
CTIVP Vty Sycamore Estb Val, Cl 3	1
EV VT Floating-Rate Inc, Init Cl	57,816
Fid VIP Bal, Serv Cl	12,241
Fid VIP Bal, Serv Cl 2	9,542
Fid VIP Contrafund, Serv Cl	103,015
Fid VIP Contrafund, Serv Cl 2	1,644,150
Fid VIP Dyn Appr, Serv Cl 2	85,567
Fid VIP Gro & Inc, Serv Cl	58,551
Fid VIP Gro & Inc, Serv Cl 2	2,937
Fid VIP Gro, Serv Cl	1,770
Fid VIP Gro, Serv Cl 2	277,856
Fid VIP Hi Inc, Serv Cl	39,015
Fid VIP Hi Inc, Serv Cl 2	14,334
Fid VIP Invest Gr, Serv Cl 2	532,897
Fid VIP Mid Cap, Serv Cl	155,889
Fid VIP Mid Cap, Serv Cl 2	579,521
Fid VIP Overseas, Serv Cl	514
Fid VIP Overseas, Serv Cl 2	167,809
Frank Global Real Est, Cl 2	104,347
Frank Inc, Cl 2	666,221
Frank Mutual Shares, Cl 2	1,928,964
Frank Rising Divd, Cl 2	22,025
Frank Sm Cap Val, Cl 2	215,900
Frank Sm Mid Cap Gro, Cl 2	48,301
GS VIT Intl Eq Insights, Inst	430
GS VIT Mid Cap Val, Inst	754,983
GS VIT Strategic Gro, Inst	6,198
GS VIT U.S. Eq Insights, Inst	11,332
Invesco VI Am Fran, Ser I	80,481
Invesco VI Am Fran, Ser II	17,780
Invesco VI American Value, Ser II	1,296,190
Invesco VI Cap Appr, Ser I	3,880
Invesco VI Cap Appr, Ser II	221,241

Division	Purchases
Invesco VI Comstock, Ser II	$3,751,290
Invesco VI Core Eq, Ser I	201,200
Invesco VI Core Eq, Ser II	1,492
Invesco VI Dis Mid Cap Gro, Ser I	195
Invesco VI Dis Mid Cap Gro, Ser II	4,246
Invesco VI EQV Intl Eq, Ser I	6,046
Invesco VI EQV Intl Eq, Ser II	22,698
Invesco VI Global, Ser I	106
Invesco VI Global, Ser II	212,103
Invesco VI Gbl Strat Inc, Ser I	2,216
Invesco VI Gbl Strat Inc, Ser II	330,813
Invesco VI Gro & Inc, Ser II	57,921
Invesco VI Hlth, Ser II	4
Invesco VI Main St, Ser I	1,908
Invesco VI Mn St Mid Cap, Ser II	28,580
Invesco VI Mn St Sm Cap, Ser II	40,085
Janus Henderson VIT Bal, Inst	25,704
Janus Henderson VIT Enter, Serv	51,660
Janus Henderson VIT Gbl Res, Inst	34,589
Janus Hend VIT Gbl Tech Innov, Srv	63
Janus Henderson VIT Overseas, Serv	5,268
Janus Henderson VIT Res, Serv	33,808
Lazard Retire Intl Eq, Serv	437
LVIP Baron Gro Opp, Serv Cl	846
LVIP JPM US Eq, Std Cl	205,391
MFS Inv Trust, Init Cl	76,034
MFS Inv Trust, Serv Cl	41,972
MFS Mass Inv Gro Stock, Serv Cl	161,765
MFS New Dis, Init Cl	2,688
MFS New Dis, Serv Cl	6,966
MFS Research, Init Cl	28,391
MFS Total Return, Init Cl	1,830
MFS Total Return, Serv Cl	859,640
MFS Utilities, Init Cl	233,426
MFS Utilities, Serv Cl	86,091
MS VIF Dis, Cl II	5
MS VIF Global Real Est, Cl II	10,295
MS VIF US Real Est, Cl I	6,558
MS VIF US Real Est, Cl II	30,104
PIMCO VIT All Asset, Advisor Cl	51,960
Put VT Div Inc, Cl IA	27,818
Put VT Div Inc, Cl IB	8,861
Put VT Emerg Mkts Eq, Cl IB	6,190
Put VT Focused Intl Eq, Cl IA	5,734
Put VT Global Hlth Care, Cl IB	68,590
Put VT Hi Yield, Cl IA	20,352
Put VT Hi Yield, Cl IB	6,582
Put VT Inc, Cl IB	1,666
Put VT Intl Eq, Cl IB	16,991
Put VT Intl Val, Cl IB	71
Put VT Lg Cap Gro, Cl IA	7,708
Put VT Lg Cap Gro, Cl IB	16,779
Put VT Lg Cap Val, Cl IA	200,708
Put VT Lg Cap Val, Cl IB	215,612
Put VT Research, Cl IB	3,501
Put VT Sm Cap Val, Cl IB	80,216
Put VT Sus Leaders, Cl IA	92,571
Put VT Sus Leaders, Cl IB	98,868
Royce Micro-Cap, Invest Cl	2,253

108	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

Division	Purchases
Royce Sm-Cap, Invest Cl	$27,243
Temp Dev Mkts, Cl 2	5,337
Temp Foreign, Cl 2	86,539
Temp Global Bond, Cl 2	375,473
Temp Gro, Cl 2	8,715
Third Ave VST Third Ave Value	19,494
VP Aggr, Cl 2	56,257
VP Aggr, Cl 4	465,343
VP Conserv, Cl 2	573,391
VP Conserv, Cl 4	589,992
VP Man Risk, Cl 2	—
VP Man Risk US, Cl 2	—
VP Man Vol Conserv, Cl 2	655,775
VP Man Vol Conserv Gro, Cl 2	341,643
VP Man Vol Gro, Cl 2	587,332

Division	Purchases
VP Man Vol Mod Gro, Cl 2	$1,450,757
VP Mod, Cl 2	3,557,509
VP Mod, Cl 4	9,047,684
VP Mod Aggr, Cl 2	1,007,978
VP Mod Aggr, Cl 4	1,407,724
VP Mod Conserv, Cl 2	370,914
VP Mod Conserv, Cl 4	706,178
VP Ptnrs Core Eq, Cl 3	17,276
VP Ptnrs Sm Cap Val, Cl 3	720,281
VP US Flex Conserv Gro, Cl 2	—
VP US Flex Gro, Cl 2	312,470
VP US Flex Mod Gro, Cl 2	368,431
Wanger Acorn	228,887
Wanger Intl	348,982

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Bal Hedged Alloc, Cl B
2023	149	$2.03	to	$1.69	$293	0.91%	1.00%	to	2.20%	11.54%	to	10.21%
2022	162	$1.82	to	$1.53	$284	3.35%	1.00%	to	2.20%	(19.97%)	to	(20.93%)
2021	135	$2.28	to	$1.94	$294	0.26%	1.00%	to	2.20%	12.23%	to	10.91%
2020	136	$2.03	to	$1.75	$265	2.19%	1.00%	to	2.20%	8.17%	to	6.88%
2019	159	$1.87	to	$1.64	$288	2.23%	1.00%	to	2.20%	17.02%	to	15.63%
AB VPS Intl Val, Cl B
2023	6,629	$1.24	to	$1.04	$8,499	0.67%	1.00%	to	2.25%	13.69%	to	12.28%
2022	7,982	$1.09	to	$0.93	$9,059	4.11%	1.00%	to	2.25%	(14.65%)	to	(15.71%)
2021	8,927	$1.28	to	$1.10	$11,946	1.66%	1.00%	to	2.25%	9.75%	to	8.39%
2020	9,957	$1.16	to	$1.01	$12,212	1.58%	1.00%	to	2.25%	1.20%	to	(0.06%)
2019	9,839	$1.15	to	$1.01	$12,003	0.77%	1.00%	to	2.25%	15.62%	to	14.18%
AB VPS Lg Cap Gro, Cl B
2023	743	$3.43	to	$6.56	$2,624	—	1.00%	to	1.85%	33.45%	to	32.33%
2022	825	$2.57	to	$4.96	$2,175	—	1.00%	to	1.85%	(29.40%)	to	(29.99%)
2021	893	$3.64	to	$7.09	$3,399	—	1.00%	to	1.85%	27.37%	to	26.30%
2020	1,047	$2.86	to	$5.61	$3,111	—	1.00%	to	1.85%	33.80%	to	32.67%
2019	1,267	$2.14	to	$4.23	$2,801	—	1.00%	to	1.85%	33.03%	to	31.90%
AB VPS Relative Val, Cl B
2023	1,238	$3.64	to	$3.33	$4,371	1.28%	1.00%	to	2.25%	10.61%	to	9.24%
2022	1,343	$3.29	to	$3.05	$4,323	1.09%	1.00%	to	2.25%	(5.37%)	to	(6.54%)
2021	1,428	$3.48	to	$3.27	$4,851	0.63%	1.00%	to	2.25%	26.57%	to	24.99%
2020	1,731	$2.75	to	$2.61	$4,648	1.31%	1.00%	to	2.25%	1.45%	to	0.19%
2019	1,948	$2.71	to	$2.61	$5,165	1.02%	1.00%	to	2.25%	22.38%	to	20.86%
AB VPS Sus Gbl Thematic, Cl B
2023	541	$1.21	to	$2.33	$876	0.03%	1.00%	to	2.25%	14.55%	to	13.14%
2022	600	$1.05	to	$2.06	$850	—	1.00%	to	2.25%	(27.89%)	to	(28.79%)
2021	616	$1.46	to	$2.90	$1,278	—	1.00%	to	2.25%	21.35%	to	19.84%
2020	707	$1.20	to	$2.42	$1,197	0.47%	1.00%	to	2.25%	37.70%	to	35.98%
2019	851	$0.88	to	$1.78	$1,005	0.16%	1.00%	to	2.25%	28.49%	to	26.90%
Allspg VT Dis All Cap Gro, Cl 1
2023	84	$4.25	to	$3.91	$340	—	1.00%	to	1.35%	32.17%	to	31.71%
2022	111	$3.21	to	$2.97	$340	—	1.00%	to	1.35%	(37.67%)	to	(37.89%)
2021	138	$5.15	to	$4.78	$680	—	1.00%	to	1.35%	14.12%	to	13.72%
2020	225	$4.52	to	$4.20	$969	—	1.00%	to	1.35%	41.98%	to	41.49%
2019	248	$3.18	to	$2.97	$752	—	1.00%	to	1.35%	36.03%	to	35.55%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	109

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Dis All Cap Gro, Cl 2
2023	2,643	$7.62	to	$4.48	$16,337	—	1.00%	to	2.20%	31.85%	to	30.28%
2022	3,105	$5.78	to	$3.44	$14,649	—	1.00%	to	2.20%	(37.82%)	to	(38.57%)
2021	3,110	$9.30	to	$5.60	$23,850	—	1.00%	to	2.20%	13.83%	to	12.47%
2020	3,403	$8.17	to	$4.98	$22,973	—	1.00%	to	2.20%	41.76%	to	40.07%
2019	4,076	$5.76	to	$3.55	$19,489	—	1.00%	to	2.20%	35.68%	to	34.06%
Allspg VT Index Asset Alloc, Cl 2
2023	1,835	$2.87	to	$2.65	$5,367	0.97%	1.05%	to	2.20%	15.48%	to	14.16%
2022	2,147	$2.48	to	$2.32	$5,450	0.63%	1.05%	to	2.20%	(17.89%)	to	(18.83%)
2021	2,327	$3.03	to	$2.86	$7,209	0.59%	1.05%	to	2.20%	14.78%	to	13.47%
2020	2,480	$2.64	to	$2.52	$6,719	0.82%	1.05%	to	2.20%	15.37%	to	14.07%
2019	2,576	$2.29	to	$2.21	$6,063	1.09%	1.05%	to	2.20%	18.90%	to	17.54%
Allspg VT Intl Eq, Cl 1
2023	66	$2.19	to	$2.04	$136	1.74%	1.00%	to	1.35%	14.66%	to	14.26%
2022	71	$1.91	to	$1.78	$127	4.16%	1.00%	to	1.35%	(12.36%)	to	(12.67%)
2021	75	$2.18	to	$2.04	$154	1.41%	1.00%	to	1.35%	6.32%	to	5.95%
2020	45	$2.05	to	$1.93	$87	2.97%	1.00%	to	1.35%	3.85%	to	3.48%
2019	55	$1.97	to	$1.86	$104	4.28%	1.00%	to	1.35%	14.35%	to	13.95%
Allspg VT Intl Eq, Cl 2
2023	1,531	$2.40	to	$1.54	$3,158	1.45%	1.00%	to	2.20%	14.42%	to	13.05%
2022	1,891	$2.10	to	$1.36	$3,423	3.61%	1.00%	to	2.20%	(12.76%)	to	(13.80%)
2021	2,041	$2.41	to	$1.58	$4,250	1.06%	1.00%	to	2.20%	5.81%	to	4.55%
2020	2,301	$2.28	to	$1.51	$4,551	2.62%	1.00%	to	2.20%	3.89%	to	2.64%
2019	2,426	$2.19	to	$1.47	$4,668	3.66%	1.00%	to	2.20%	14.34%	to	12.97%
Allspg VT Opp, Cl 1
2023	139	$3.87	to	$3.70	$515	—	1.00%	to	1.35%	25.57%	to	25.14%
2022	152	$3.08	to	$2.96	$452	—	1.00%	to	1.35%	(21.40%)	to	(21.67%)
2021	160	$3.92	to	$3.78	$608	0.25%	1.00%	to	1.35%	23.82%	to	23.39%
2020	190	$3.16	to	$3.06	$586	0.70%	1.00%	to	1.35%	20.12%	to	19.70%
2019	193	$2.63	to	$2.56	$495	0.53%	1.00%	to	1.35%	30.50%	to	30.04%
Allspg VT Opp, Cl 2
2023	1,136	$3.75	to	$3.23	$4,087	—	1.00%	to	2.20%	25.24%	to	23.76%
2022	1,399	$2.99	to	$2.61	$4,034	—	1.00%	to	2.20%	(21.59%)	to	(22.53%)
2021	1,512	$3.82	to	$3.37	$5,574	0.04%	1.00%	to	2.20%	23.54%	to	22.07%
2020	1,742	$3.09	to	$2.76	$5,217	0.43%	1.00%	to	2.20%	19.80%	to	18.38%
2019	1,934	$2.58	to	$2.33	$4,853	0.28%	1.00%	to	2.20%	30.16%	to	28.60%
Allspg VT Sm Cap Gro, Cl 2
2023	1,567	$3.29	to	$3.43	$3,022	—	1.00%	to	2.20%	3.07%	to	1.85%
2022	1,667	$3.19	to	$3.37	$3,125	—	1.00%	to	2.20%	(35.07%)	to	(35.85%)
2021	1,641	$4.92	to	$5.25	$4,765	—	1.00%	to	2.20%	6.57%	to	5.30%
2020	1,834	$4.61	to	$4.98	$5,022	—	1.00%	to	2.20%	56.22%	to	54.35%
2019	2,143	$2.95	to	$3.23	$3,828	—	1.00%	to	2.20%	23.59%	to	22.11%
AC VP Disciplined Core Val, Cl I
2023	45	$3.83	to	$3.83	$170	1.54%	1.40%	to	1.40%	7.15%	to	7.15%
2022	52	$3.57	to	$3.57	$185	1.76%	1.40%	to	1.40%	(13.95%)	to	(13.95%)
2021	58	$4.15	to	$4.15	$240	1.07%	1.40%	to	1.40%	21.93%	to	21.93%
2020	66	$3.40	to	$3.40	$223	1.93%	1.40%	to	1.40%	10.25%	to	10.25%
2019	75	$3.09	to	$3.09	$231	2.01%	1.40%	to	1.40%	22.23%	to	22.23%
AC VP Inflation Prot, Cl II
2023	9,493	$1.41	to	$1.18	$12,379	3.31%	1.05%	to	2.20%	2.32%	to	1.15%
2022	10,012	$1.38	to	$1.17	$12,834	4.91%	1.05%	to	2.20%	(13.98%)	to	(14.96%)
2021	12,004	$1.60	to	$1.37	$18,001	3.14%	1.05%	to	2.20%	5.16%	to	3.96%
2020	12,277	$1.53	to	$1.32	$17,608	1.34%	1.05%	to	2.20%	8.41%	to	7.17%
2019	13,733	$1.41	to	$1.23	$18,292	2.30%	1.05%	to	2.20%	7.76%	to	6.53%

110	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl II
2023	—	$1.70	to	$1.94	$3	3.15%	1.05%	to	2.20%	11.25%	to	9.98%
2022	15	$1.52	to	$1.76	$29	1.31%	1.05%	to	2.20%	(25.64%)	to	(26.50%)
2021	15	$2.05	to	$2.40	$40	0.01%	1.05%	to	2.20%	7.47%	to	6.24%
2020	16	$1.91	to	$2.26	$41	0.38%	1.05%	to	2.20%	24.33%	to	22.93%
2019	16	$1.53	to	$1.84	$33	0.74%	1.05%	to	2.20%	26.81%	to	25.34%
AC VP Mid Cap Val, Cl II
2023	27	$3.72	to	$3.12	$77	2.18%	1.00%	to	2.25%	4.97%	to	3.67%
2022	27	$3.54	to	$3.01	$74	2.10%	1.00%	to	2.25%	(2.36%)	to	(3.58%)
2021	28	$3.63	to	$3.12	$81	1.02%	1.00%	to	2.25%	21.79%	to	20.29%
2020	30	$2.98	to	$2.59	$71	1.69%	1.00%	to	2.25%	0.10%	to	(1.14%)
2019	44	$2.98	to	$2.62	$103	1.83%	1.00%	to	2.25%	27.71%	to	26.13%
AC VP Ultra, Cl II
2023	1,225	$6.32	to	$5.30	$6,242	—	1.00%	to	2.25%	41.85%	to	40.09%
2022	1,560	$4.45	to	$3.78	$5,638	—	1.00%	to	2.25%	(33.13%)	to	(33.96%)
2021	1,531	$6.66	to	$5.73	$8,330	—	1.00%	to	2.25%	21.77%	to	20.26%
2020	1,798	$5.47	to	$4.76	$8,073	—	1.00%	to	2.25%	48.07%	to	46.23%
2019	2,659	$3.69	to	$3.26	$8,109	—	1.00%	to	2.25%	33.12%	to	31.47%
AC VP Val, Cl I
2023	53	$5.48	to	$5.48	$288	2.38%	1.40%	to	1.40%	7.59%	to	7.59%
2022	57	$5.09	to	$5.09	$291	2.10%	1.40%	to	1.40%	(0.85%)	to	(0.85%)
2021	59	$5.14	to	$5.14	$301	1.75%	1.40%	to	1.40%	22.78%	to	22.78%
2020	61	$4.19	to	$4.19	$254	2.26%	1.40%	to	1.40%	(0.43%)	to	(0.43%)
2019	72	$4.20	to	$4.20	$302	2.11%	1.40%	to	1.40%	25.27%	to	25.27%
AC VP Val, Cl II
2023	105	$3.44	to	$2.88	$325	2.25%	1.00%	to	2.25%	7.94%	to	6.60%
2022	105	$3.18	to	$2.70	$303	1.94%	1.00%	to	2.25%	(0.69%)	to	(1.91%)
2021	108	$3.21	to	$2.76	$316	1.58%	1.00%	to	2.25%	23.05%	to	21.52%
2020	56	$2.61	to	$2.27	$138	2.21%	1.00%	to	2.25%	(0.17%)	to	(1.42%)
2019	54	$2.61	to	$2.30	$136	1.94%	1.00%	to	2.25%	25.66%	to	24.11%
BNY Mellon IP MidCap Stock, Serv
2023	21	$2.74	to	$2.90	$75	0.53%	1.05%	to	2.20%	16.76%	to	15.43%
2022	20	$2.35	to	$2.52	$63	0.44%	1.05%	to	2.20%	(15.17%)	to	(16.15%)
2021	22	$2.77	to	$3.00	$80	0.45%	1.05%	to	2.20%	24.25%	to	22.83%
2020	24	$2.23	to	$2.44	$69	0.52%	1.05%	to	2.20%	6.72%	to	5.50%
2019	23	$2.09	to	$2.31	$64	0.39%	1.05%	to	2.20%	18.60%	to	17.24%
BNY Mellon IP Tech Gro, Serv
2023	498	$5.31	to	$4.72	$2,609	—	1.05%	to	2.20%	57.35%	to	55.56%
2022	685	$3.37	to	$3.04	$2,297	—	1.05%	to	2.20%	(47.08%)	to	(47.68%)
2021	545	$6.37	to	$5.81	$3,475	—	1.05%	to	2.20%	11.47%	to	10.19%
2020	595	$5.72	to	$5.27	$3,425	0.08%	1.05%	to	2.20%	67.80%	to	65.88%
2019	959	$3.41	to	$3.18	$3,308	—	1.05%	to	2.20%	24.20%	to	22.78%
BNY Mellon Sus US Eq, Init
2023	166	$2.54	to	$4.80	$418	0.73%	1.20%	to	1.80%	22.35%	to	21.62%
2022	170	$2.08	to	$3.95	$351	0.51%	1.20%	to	1.80%	(23.79%)	to	(24.25%)
2021	188	$2.73	to	$5.21	$505	0.78%	1.20%	to	1.80%	25.48%	to	24.73%
2020	217	$2.17	to	$4.18	$464	1.10%	1.20%	to	1.80%	22.66%	to	21.93%
2019	232	$1.77	to	$3.43	$404	1.57%	1.20%	to	1.80%	32.84%	to	32.05%
BNY Mellon VIF Appr, Serv
2023	28	$3.98	to	$3.47	$119	0.49%	1.05%	to	2.20%	19.41%	to	18.05%
2022	28	$3.34	to	$2.94	$100	0.43%	1.05%	to	2.20%	(19.11%)	to	(20.03%)
2021	30	$4.12	to	$3.68	$134	0.21%	1.05%	to	2.20%	25.45%	to	24.02%
2020	33	$3.29	to	$2.97	$118	0.55%	1.05%	to	2.20%	22.09%	to	20.70%
2019	35	$2.69	to	$2.46	$101	0.92%	1.05%	to	2.20%	34.37%	to	32.83%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	111

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CB Var Sm Cap Gro, Cl I
2023	30	$4.44	to	$3.72	$100	—	1.00%	to	2.25%	7.33%		to	6.00%
2022	32	$4.14	to	$3.51	$99	—	1.00%	to	2.25%	(29.55%)		to	(30.43%)
2021	31	$5.87	to	$5.05	$140	—	1.00%	to	2.25%	11.49%		to	10.11%
2020	31	$5.27	to	$4.58	$126	—	1.00%	to	2.25%	41.84%		to	40.08%
2019	38	$3.71	to	$3.27	$108	—	1.00%	to	2.25%	25.61%		to	24.05%
Col VP Bal, Cl 3
2023	637	$2.89	to	$2.65	$2,357	—	1.00%	to	1.80%	20.03%		to	19.07%
2022	705	$2.41	to	$2.22	$2,190	—	1.00%	to	1.80%	(17.57%)		to	(18.23%)
2021	974	$2.92	to	$2.72	$3,405	—	1.00%	to	1.80%	13.60%		to	12.69%
2020	956	$2.57	to	$2.41	$2,990	—	1.00%	to	1.80%	16.42%		to	15.49%
2019	1,022	$2.21	to	$2.09	$2,782	—	1.00%	to	1.80%	21.56%		to	20.59%
Col VP Disciplined Core, Cl 3
2023	4,035	$3.62	to	$3.99	$13,413	—	1.00%	to	2.25%	23.00%		to	21.47%
2022	4,862	$2.94	to	$3.28	$13,104	—	1.00%	to	2.25%	(19.64%)		to	(20.63%)
2021	5,462	$3.66	to	$4.14	$18,461	—	1.00%	to	2.25%	31.25%		to	29.62%
2020	6,340	$2.79	to	$3.19	$16,343	—	1.00%	to	2.25%	12.85%		to	11.45%
2019	7,176	$2.47	to	$2.86	$16,470	—	1.00%	to	2.25%	23.39%		to	21.86%
Col VP Divd Opp, Cl 3
2023	4,374	$4.04	to	$2.57	$16,147	—	1.00%	to	2.25%	3.91%		to	2.62%
2022	4,702	$3.89	to	$2.50	$16,833	—	1.00%	to	2.25%	(2.22%)		to	(3.43%)
2021	6,151	$3.98	to	$2.59	$22,599	—	1.00%	to	2.25%	24.76%		to	23.22%
2020	7,295	$3.19	to	$2.10	$21,475	—	1.00%	to	2.25%	0.02%		to	(1.22%)
2019	7,598	$3.19	to	$2.13	$22,528	—	1.00%	to	2.25%	22.69%		to	21.16%
Col VP Emer Mkts, Cl 3
2023	2,279	$1.30	to	$1.09	$5,548	—	1.00%	to	2.25%	8.22%		to	6.88%
2022	2,507	$1.20	to	$1.02	$5,680	—	1.00%	to	2.25%	(33.65%)		to	(34.47%)
2021	2,203	$1.82	to	$1.56	$7,557	0.92%	1.00%	to	2.25%	(8.25%)		to	(9.40%)
2020	2,157	$1.98	to	$1.72	$8,111	0.57%	1.00%	to	2.25%	32.04%		to	30.39%
2019	2,839	$1.50	to	$1.32	$8,155	0.18%	1.00%	to	2.25%	30.12%		to	28.50%
Col VP Govt Money Mkt, Cl 1
2023	89	$1.02	to	$1.01	$90	4.63%	1.15%	to	1.25%	3.53%		to	3.43%
2022	92	$0.98	to	$0.98	$90	1.00%	1.15%	to	1.25%	0.06%		to	(0.05%)
2021	141	$0.98	to	$0.98	$138	0.01%	1.15%	to	1.25%	(1.12%)		to	(1.22%)
2020	188	$0.99	to	$0.99	$187	0.01%	1.15%	to	1.25%	(0.74	%)(5)	to	(0.81	%)(5)
Col VP Govt Money Mkt, Cl 3
2023	17,890	$1.10	to	$0.80	$17,347	4.50%	1.00%	to	2.25%	3.56%		to	2.27%
2022	20,810	$1.06	to	$0.78	$19,580	1.11%	1.00%	to	2.25%	0.16%		to	(1.09%)
2021	23,910	$1.06	to	$0.79	$22,482	0.01%	1.00%	to	2.25%	(0.98%)		to	(2.22%)
2020	26,018	$1.07	to	$0.81	$24,763	0.24%	1.00%	to	2.25%	(0.72%)		to	(1.95%)
2019	26,398	$1.08	to	$0.83	$25,503	1.72%	1.00%	to	2.25%	0.76%		to	(0.50%)
Col VP Hi Yield Bond, Cl 3
2023	1,168	$2.01	to	$1.69	$2,924	5.40%	1.00%	to	2.25%	10.97%		to	9.59%
2022	1,280	$1.81	to	$1.54	$2,908	5.02%	1.00%	to	2.25%	(11.59%)		to	(12.69%)
2021	1,536	$2.05	to	$1.76	$3,961	4.99%	1.00%	to	2.25%	3.82%		to	2.53%
2020	1,654	$1.98	to	$1.72	$4,134	5.69%	1.00%	to	2.25%	5.49%		to	4.18%
2019	1,950	$1.87	to	$1.65	$4,667	5.73%	1.00%	to	2.25%	15.57%		to	14.12%
Col VP Inc Opp, Cl 1
2023	188	$1.21	to	$1.20	$225	5.29%	1.15%	to	1.25%	10.29%		to	10.18%
2022	206	$1.10	to	$1.09	$224	5.42%	1.15%	to	1.25%	(11.04%)		to	(11.13%)
2021	211	$1.23	to	$1.22	$258	9.00%	1.15%	to	1.25%	3.30%		to	3.20%
2020	224	$1.19	to	$1.19	$265	4.62%	1.15%	to	1.25%	4.69%		to	4.58%
2019	235	$1.14	to	$1.13	$266	5.11%	1.15%	to	1.25%	15.13%		to	15.02%

112	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inc Opp, Cl 3
2023	1,314	$1.93	to	$1.62	$2,976	5.02%	1.00%	to	2.25%	10.40%	to	9.03%
2022	1,552	$1.75	to	$1.48	$3,201	5.06%	1.00%	to	2.25%	(11.11%)	to	(12.21%)
2021	2,006	$1.96	to	$1.69	$4,689	9.01%	1.00%	to	2.25%	3.44%	to	2.15%
2020	2,084	$1.90	to	$1.65	$4,740	4.59%	1.00%	to	2.25%	4.69%	to	3.39%
2019	2,203	$1.81	to	$1.60	$4,828	5.01%	1.00%	to	2.25%	15.08%	to	13.64%
Col VP Inter Bond, Cl 3
2023	4,195	$1.66	to	$1.08	$6,555	2.19%	1.00%	to	2.25%	5.14%	to	3.84%
2022	4,623	$1.58	to	$1.04	$6,903	3.08%	1.00%	to	2.25%	(17.99%)	to	(19.01%)
2021	5,137	$1.92	to	$1.28	$9,380	3.21%	1.00%	to	2.25%	(1.34%)	to	(2.57%)
2020	5,262	$1.95	to	$1.31	$9,819	2.75%	1.00%	to	2.25%	11.33%	to	9.95%
2019	5,885	$1.75	to	$1.20	$9,882	3.14%	1.00%	to	2.25%	8.03%	to	6.69%
Col VP Lg Cap Gro, Cl 1
2023	55	$4.34	to	$4.29	$237	—	1.15%	to	1.25%	41.53%	to	41.39%
2022	107	$3.07	to	$3.03	$325	—	1.15%	to	1.25%	(32.17%)	to	(32.24%)
2021	111	$4.52	to	$4.47	$496	—	1.15%	to	1.25%	27.26%	to	27.13%
2020	112	$3.55	to	$3.52	$395	—	1.15%	to	1.25%	33.19%	to	33.06%
2019	128	$2.67	to	$2.65	$340	—	1.15%	to	1.25%	34.35%	to	34.21%
Col VP Lg Cap Gro, Cl 3
2023	173	$5.18	to	$4.79	$718	—	1.00%	to	2.25%	41.53%	to	39.78%
2022	197	$3.66	to	$3.42	$553	—	1.00%	to	2.25%	(32.13%)	to	(32.97%)
2021	223	$5.39	to	$5.11	$876	—	1.00%	to	2.25%	27.26%	to	25.68%
2020	219	$4.24	to	$4.06	$713	—	1.00%	to	2.25%	33.23%	to	31.57%
2019	333	$3.18	to	$3.09	$703	—	1.00%	to	2.25%	34.41%	to	32.74%
Col VP Lg Cap Index, Cl 3
2023	1,434	$3.73	to	$3.95	$5,774	—	1.00%	to	2.25%	24.57%	to	23.02%
2022	1,640	$3.00	to	$3.21	$5,300	—	1.00%	to	2.25%	(19.26%)	to	(20.26%)
2021	2,078	$3.71	to	$4.03	$8,582	—	1.00%	to	2.25%	26.94%	to	25.37%
2020	2,328	$2.92	to	$3.21	$7,562	—	1.00%	to	2.25%	16.73%	to	15.28%
2019	2,595	$2.50	to	$2.79	$7,296	—	1.00%	to	2.25%	29.65%	to	28.04%
Col VP Overseas Core, Cl 3
2023	151	$1.80	to	$1.51	$328	1.83%	1.00%	to	2.25%	14.32%	to	12.90%
2022	158	$1.57	to	$1.33	$303	0.80%	1.00%	to	2.25%	(15.64%)	to	(16.70%)
2021	165	$1.86	to	$1.60	$379	1.17%	1.00%	to	2.25%	8.78%	to	7.43%
2020	183	$1.71	to	$1.49	$380	1.56%	1.00%	to	2.25%	7.83%	to	6.50%
2019	214	$1.59	to	$1.40	$407	1.96%	1.00%	to	2.25%	24.06%	to	22.53%
Col VP Select Lg Cap Val, Cl 3
2023	27	$3.20	to	$3.12	$95	—	1.05%	to	2.20%	4.13%	to	2.95%
2022	35	$3.07	to	$3.04	$119	—	1.05%	to	2.20%	(2.97%)	to	(4.08%)
2021	40	$3.17	to	$3.16	$140	—	1.05%	to	2.20%	24.83%	to	23.40%
2020	41	$2.54	to	$2.56	$116	—	1.05%	to	2.20%	5.84%	to	4.63%
2019	51	$2.40	to	$2.45	$137	—	1.05%	to	2.20%	25.22%	to	23.79%
Col VP Select Mid Cap Gro, Cl 3
2023	383	$4.83	to	$3.06	$1,631	—	1.00%	to	2.20%	23.84%	to	22.37%
2022	426	$3.90	to	$2.50	$1,471	—	1.00%	to	2.20%	(31.61%)	to	(32.42%)
2021	445	$5.70	to	$3.71	$2,263	—	1.00%	to	2.20%	15.25%	to	13.87%
2020	481	$4.95	to	$3.25	$2,126	—	1.00%	to	2.20%	33.89%	to	32.29%
2019	569	$3.70	to	$2.46	$1,881	—	1.00%	to	2.20%	33.68%	to	32.08%
Col VP Select Mid Cap Val, Cl 3
2023	11	$3.71	to	$3.11	$31	—	1.00%	to	2.25%	9.09%	to	7.74%
2022	13	$3.40	to	$2.89	$33	—	1.00%	to	2.25%	(10.46%)	to	(11.57%)
2021	16	$3.80	to	$3.26	$43	—	1.00%	to	2.25%	30.82%	to	29.20%
2020	23	$2.90	to	$2.53	$47	—	1.00%	to	2.25%	6.34%	to	5.02%
2019	26	$2.73	to	$2.41	$50	—	1.00%	to	2.25%	30.11%	to	28.50%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	113

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 3
2023	182	$4.05	to	$3.65	$647	—	1.00%	to	1.80%	11.85%	to	10.97%
2022	207	$3.62	to	$3.29	$661	—	1.00%	to	1.80%	(15.67%)	to	(16.34%)
2021	215	$4.29	to	$3.93	$819	—	1.00%	to	1.80%	29.50%	to	28.47%
2020	244	$3.31	to	$3.06	$730	—	1.00%	to	1.80%	7.97%	to	7.11%
2019	252	$3.07	to	$2.85	$701	—	1.00%	to	1.80%	16.42%	to	15.49%
Col VP Sm Cap Val, Cl 2
2023	226	$3.67	to	$3.08	$815	0.43%	1.00%	to	2.25%	20.46%	to	18.96%
2022	250	$3.05	to	$2.59	$748	0.48%	1.00%	to	2.25%	(9.88%)	to	(11.00%)
2021	311	$3.38	to	$2.90	$1,040	0.49%	1.00%	to	2.25%	27.52%	to	25.94%
2020	407	$2.65	to	$2.31	$1,077	0.36%	1.00%	to	2.25%	7.52%	to	6.18%
2019	422	$2.46	to	$2.17	$1,041	0.27%	1.00%	to	2.25%	19.78%	to	18.29%
Col VP Sm Co Gro, Cl 1
2023	3	$6.66	to	$6.52	$19	—	1.15%	to	1.25%	25.19%	to	25.06%
2022	3	$5.32	to	$5.22	$15	—	1.15%	to	1.25%	(36.50%)	to	(36.56%)
2021	3	$8.38	to	$8.22	$25	—	1.15%	to	1.25%	(4.01%)	to	(4.11%)
2020	3	$8.73	to	$8.58	$26	—	1.15%	to	1.25%	69.17%	to	69.00%
2019	3	$5.16	to	$5.07	$15	—	1.15%	to	1.25%	39.09%	to	38.95%
Col VP US Govt Mtge, Cl 1
2023	130	$1.01	to	$1.00	$129	2.82%	1.15%	to	1.25%	4.49%	to	4.39%
2022	136	$0.97	to	$0.96	$130	2.17%	1.15%	to	1.25%	(15.12%)	to	(15.20%)
2021	137	$1.14	to	$1.13	$154	1.97%	1.15%	to	1.25%	(2.09%)	to	(2.18%)
2020	163	$1.16	to	$1.15	$187	2.50%	1.15%	to	1.25%	3.89%	to	3.79%
2019	156	$1.12	to	$1.11	$173	2.88%	1.15%	to	1.25%	5.51%	to	5.41%
Col VP US Govt Mtge, Cl 3
2023	3,497	$1.33	to	$0.87	$4,008	2.59%	1.00%	to	2.25%	4.50%	to	3.21%
2022	4,309	$1.27	to	$0.84	$4,731	1.97%	1.00%	to	2.25%	(15.11%)	to	(16.17%)
2021	4,710	$1.50	to	$1.01	$6,072	1.90%	1.00%	to	2.25%	(2.05%)	to	(3.27%)
2020	5,149	$1.53	to	$1.04	$6,849	2.44%	1.00%	to	2.25%	3.91%	to	2.63%
2019	5,475	$1.47	to	$1.01	$7,065	2.63%	1.00%	to	2.25%	5.55%	to	4.24%
CS Commodity Return, Cl 1
2023	23	$0.71	to	$0.59	$14	21.09%	1.00%	to	2.25%	(10.01%)	to	(11.13%)
2022	25	$0.79	to	$0.67	$17	16.13%	1.00%	to	2.25%	14.88%	to	13.45%
2021	31	$0.69	to	$0.59	$18	3.61%	1.00%	to	2.25%	26.63%	to	25.06%
2020	57	$0.54	to	$0.47	$26	5.82%	1.00%	to	2.25%	(2.47%)	to	(3.67%)
2019	60	$0.56	to	$0.49	$27	0.84%	1.00%	to	2.25%	5.63%	to	4.31%
CTIVP BR Gl Infl Prot Sec, Cl 3
2023	967	$1.22	to	$1.02	$1,249	8.82%	1.00%	to	2.25%	2.92%	to	1.65%
2022	1,054	$1.19	to	$1.01	$1,328	4.46%	1.00%	to	2.25%	(18.40%)	to	(19.41%)
2021	1,237	$1.45	to	$1.25	$1,917	0.69%	1.00%	to	2.25%	3.44%	to	2.14%
2020	1,287	$1.40	to	$1.22	$1,942	0.54%	1.00%	to	2.25%	8.03%	to	6.68%
2019	1,459	$1.30	to	$1.14	$2,049	3.16%	1.00%	to	2.25%	6.75%	to	5.41%
CTIVP Prin Blue Chip Gro, Cl 1
2023	407	$2.65	to	$2.41	$1,031	—	1.00%	to	2.25%	38.15%	to	36.44%
2022	503	$1.92	to	$1.76	$927	—	1.00%	to	2.25%	(28.72%)	to	(29.61%)
2021	547	$2.69	to	$2.50	$1,425	—	1.00%	to	2.25%	17.39%	to	15.93%
2020	651	$2.29	to	$2.16	$1,452	—	1.00%	to	2.25%	30.62%	to	29.00%
2019	846	$1.75	to	$1.67	$1,453	—	1.00%	to	2.25%	30.44%	to	28.82%
CTIVP Vty Sycamore Estb Val, Cl 3
2023	6	$4.59	to	$3.85	$28	—	1.00%	to	2.25%	8.72%	to	7.37%
2022	6	$4.22	to	$3.58	$26	—	1.00%	to	2.25%	(3.85%)	to	(5.04%)
2021	6	$4.39	to	$3.77	$28	—	1.00%	to	2.25%	30.44%	to	28.82%
2020	4	$3.37	to	$2.93	$16	—	1.00%	to	2.25%	6.83%	to	5.50%
2019	5	$3.15	to	$2.78	$17	—	1.00%	to	2.25%	26.74%	to	25.16%

114	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
EV VT Floating-Rate Inc, Init Cl
2023	412	$1.52	to	$1.27	$574	8.20%	1.00%	to	2.25%	10.10%	to	8.75%
2022	493	$1.38	to	$1.17	$622	4.52%	1.00%	to	2.25%	(3.70%)	to	(4.90%)
2021	638	$1.43	to	$1.23	$838	2.90%	1.00%	to	2.25%	2.59%	to	1.32%
2020	646	$1.40	to	$1.22	$832	3.30%	1.00%	to	2.25%	0.99%	to	(0.27%)
2019	691	$1.39	to	$1.22	$885	4.31%	1.00%	to	2.25%	6.02%	to	4.70%
Fid VIP Bal, Serv Cl
2023	74	$3.53	to	$3.45	$256	1.66%	1.15%	to	1.25%	20.01%	to	19.89%
2022	74	$2.95	to	$2.88	$213	1.19%	1.15%	to	1.25%	(18.96%)	to	(19.04%)
2021	74	$3.63	to	$3.55	$264	0.86%	1.15%	to	1.25%	16.78%	to	16.66%
2020	74	$3.11	to	$3.05	$226	1.40%	1.15%	to	1.25%	20.92%	to	20.80%
2019	75	$2.57	to	$2.52	$190	1.47%	1.15%	to	1.25%	22.88%	to	22.76%
Fid VIP Bal, Serv Cl 2
2023	40	$3.53	to	$3.14	$137	1.50%	1.40%	to	1.80%	19.55%	to	19.08%
2022	44	$2.95	to	$2.64	$126	1.08%	1.40%	to	1.80%	(19.32%)	to	(19.64%)
2021	44	$3.66	to	$3.28	$158	0.74%	1.40%	to	1.80%	16.35%	to	15.89%
2020	45	$3.14	to	$2.83	$137	1.28%	1.40%	to	1.80%	20.43%	to	19.95%
2019	44	$2.61	to	$2.36	$112	1.59%	1.40%	to	1.80%	22.39%	to	21.90%
Fid VIP Contrafund, Serv Cl
2023	568	$5.60	to	$5.16	$2,987	0.39%	1.00%	to	1.35%	32.02%	to	31.56%
2022	623	$4.25	to	$3.92	$2,485	0.40%	1.00%	to	1.35%	(27.11%)	to	(27.37%)
2021	655	$5.83	to	$5.40	$3,596	0.05%	1.00%	to	1.35%	26.44%	to	26.00%
2020	741	$4.61	to	$4.29	$3,230	0.15%	1.00%	to	1.35%	29.13%	to	28.68%
2019	849	$3.57	to	$3.33	$2,871	0.35%	1.00%	to	1.35%	30.14%	to	29.69%
Fid VIP Contrafund, Serv Cl 2
2023	6,114	$6.19	to	$3.84	$34,781	0.24%	1.00%	to	2.25%	31.80%	to	30.16%
2022	7,454	$4.70	to	$2.95	$32,177	0.26%	1.00%	to	2.25%	(27.22%)	to	(28.12%)
2021	8,010	$6.45	to	$4.10	$47,907	0.03%	1.00%	to	2.25%	26.24%	to	24.67%
2020	9,481	$5.11	to	$3.29	$45,009	0.08%	1.00%	to	2.25%	28.94%	to	27.34%
2019	12,002	$3.96	to	$2.58	$44,221	0.21%	1.00%	to	2.25%	29.97%	to	28.35%
Fid VIP Dyn Appr, Serv Cl 2
2023	149	$5.70	to	$5.98	$822	0.11%	1.20%	to	1.80%	27.19%	to	26.43%
2022	143	$4.48	to	$4.73	$616	0.11%	1.20%	to	1.80%	(21.99%)	to	(22.46%)
2021	148	$5.74	to	$6.10	$821	0.12%	1.20%	to	1.80%	22.79%	to	22.05%
2020	147	$4.68	to	$4.99	$667	0.04%	1.20%	to	1.80%	31.75%	to	30.96%
2019	153	$3.55	to	$3.81	$526	0.37%	1.20%	to	1.80%	28.27%	to	27.52%
Fid VIP Gro & Inc, Serv Cl
2023	326	$3.63	to	$3.39	$1,124	1.61%	1.15%	to	1.60%	17.23%	to	16.70%
2022	335	$3.10	to	$2.91	$989	1.58%	1.15%	to	1.60%	(6.11%)	to	(6.53%)
2021	351	$3.30	to	$3.11	$1,109	2.32%	1.15%	to	1.60%	24.33%	to	23.77%
2020	372	$2.65	to	$2.51	$948	1.94%	1.15%	to	1.60%	6.50%	to	6.03%
2019	465	$2.49	to	$2.37	$1,113	3.35%	1.15%	to	1.60%	28.46%	to	27.88%
Fid VIP Gro & Inc, Serv Cl 2
2023	15	$3.86	to	$3.54	$57	1.51%	1.40%	to	1.80%	16.73%	to	16.26%
2022	15	$3.31	to	$3.05	$51	1.18%	1.40%	to	1.80%	(6.49%)	to	(6.86%)
2021	22	$3.54	to	$3.27	$76	2.21%	1.40%	to	1.80%	23.89%	to	23.40%
2020	23	$2.86	to	$2.65	$65	1.89%	1.40%	to	1.80%	6.10%	to	5.68%
2019	26	$2.69	to	$2.51	$69	3.60%	1.40%	to	1.80%	27.88%	to	27.37%
Fid VIP Gro, Serv Cl
2023	8	$4.56	to	$4.45	$36	0.04%	1.15%	to	1.25%	34.54%	to	34.41%
2022	8	$3.39	to	$3.31	$27	0.51%	1.15%	to	1.25%	(25.39%)	to	(25.46%)
2021	8	$4.54	to	$4.44	$35	—	1.15%	to	1.25%	21.68%	to	21.55%
2020	8	$3.73	to	$3.65	$31	0.06%	1.15%	to	1.25%	42.11%	to	41.97%
2019	8	$2.62	to	$2.57	$22	0.16%	1.15%	to	1.25%	32.65%	to	32.52%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	115

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Gro, Serv Cl 2
2023	344	$5.94	to	$4.85	$2,058	0.00%	1.00%	to	2.20%	34.54%	to	32.95%
2022	358	$4.41	to	$3.65	$1,576	0.37%	1.00%	to	2.20%	(25.39%)	to	(26.28%)
2021	403	$5.92	to	$4.95	$2,421	—	1.00%	to	2.20%	21.68%	to	20.23%
2020	432	$4.86	to	$4.11	$2,132	0.04%	1.00%	to	2.20%	42.12%	to	40.43%
2019	478	$3.42	to	$2.93	$1,656	0.05%	1.00%	to	2.20%	32.64%	to	31.06%
Fid VIP Hi Inc, Serv Cl
2023	323	$2.08	to	$1.91	$627	5.61%	1.00%	to	1.35%	9.41%	to	9.03%
2022	337	$1.90	to	$1.75	$600	5.07%	1.00%	to	1.35%	(12.43%)	to	(12.74%)
2021	343	$2.17	to	$2.01	$699	5.00%	1.00%	to	1.35%	3.46%	to	3.10%
2020	405	$2.09	to	$1.95	$801	4.92%	1.00%	to	1.35%	1.63%	to	1.27%
2019	417	$2.06	to	$1.92	$814	5.13%	1.00%	to	1.35%	13.78%	to	13.38%
Fid VIP Hi Inc, Serv Cl 2
2023	112	$2.43	to	$2.23	$260	5.51%	1.20%	to	1.80%	8.93%	to	8.28%
2022	124	$2.23	to	$2.06	$265	5.24%	1.20%	to	1.80%	(12.73%)	to	(13.24%)
2021	123	$2.55	to	$2.37	$300	5.27%	1.20%	to	1.80%	3.04%	to	2.43%
2020	124	$2.48	to	$2.31	$295	4.89%	1.20%	to	1.80%	1.20%	to	0.60%
2019	134	$2.45	to	$2.30	$316	5.14%	1.20%	to	1.80%	13.40%	to	12.73%
Fid VIP Invest Gr, Serv Cl 2
2023	4,381	$1.27	to	$1.06	$5,897	2.44%	1.00%	to	2.25%	4.95%	to	3.65%
2022	4,749	$1.21	to	$1.02	$6,128	1.97%	1.00%	to	2.25%	(14.07%)	to	(15.14%)
2021	5,666	$1.40	to	$1.21	$8,569	1.78%	1.00%	to	2.25%	(1.88%)	to	(3.10%)
2020	5,763	$1.43	to	$1.24	$8,930	2.05%	1.00%	to	2.25%	8.09%	to	6.75%
2019	6,479	$1.32	to	$1.17	$9,351	2.44%	1.00%	to	2.25%	8.32%	to	6.98%
Fid VIP Mid Cap, Serv Cl
2023	613	$7.29	to	$6.01	$4,626	0.50%	1.00%	to	1.60%	13.86%	to	13.18%
2022	700	$6.41	to	$5.31	$4,668	0.40%	1.00%	to	1.60%	(15.70%)	to	(16.20%)
2021	747	$7.60	to	$6.34	$5,922	0.48%	1.00%	to	1.60%	24.26%	to	23.51%
2020	919	$6.12	to	$5.13	$5,803	0.56%	1.00%	to	1.60%	16.86%	to	16.16%
2019	1,005	$5.23	to	$4.42	$5,429	0.76%	1.00%	to	1.60%	22.12%	to	21.39%
Fid VIP Mid Cap, Serv Cl 2
2023	2,087	$5.82	to	$2.82	$11,589	0.38%	1.00%	to	2.25%	13.66%	to	12.26%
2022	2,326	$5.12	to	$2.51	$11,389	0.26%	1.00%	to	2.25%	(15.81%)	to	(16.86%)
2021	2,578	$6.08	to	$3.02	$15,060	0.34%	1.00%	to	2.25%	24.06%	to	22.52%
2020	3,090	$4.90	to	$2.46	$14,489	0.39%	1.00%	to	2.25%	16.69%	to	15.24%
2019	3,503	$4.20	to	$2.14	$14,116	0.66%	1.00%	to	2.25%	21.95%	to	20.43%
Fid VIP Overseas, Serv Cl
2023	21	$1.99	to	$1.54	$37	0.75%	1.40%	to	1.60%	18.74%	to	18.50%
2022	28	$1.68	to	$1.30	$42	0.91%	1.40%	to	1.60%	(25.63%)	to	(25.78%)
2021	34	$2.26	to	$1.75	$67	0.29%	1.40%	to	1.60%	17.91%	to	17.68%
2020	64	$1.91	to	$1.49	$104	0.23%	1.40%	to	1.60%	13.89%	to	13.66%
2019	87	$1.68	to	$1.31	$175	1.59%	1.40%	to	1.60%	25.90%	to	25.65%
Fid VIP Overseas, Serv Cl 2
2023	1,328	$2.64	to	$1.70	$3,185	0.78%	1.00%	to	2.25%	19.03%	to	17.55%
2022	1,555	$2.22	to	$1.45	$3,165	0.83%	1.00%	to	2.25%	(25.43%)	to	(26.36%)
2021	1,666	$2.97	to	$1.97	$4,578	0.31%	1.00%	to	2.25%	18.20%	to	16.74%
2020	1,906	$2.52	to	$1.69	$4,454	0.21%	1.00%	to	2.25%	14.19%	to	12.77%
2019	2,170	$2.20	to	$1.49	$4,476	1.42%	1.00%	to	2.25%	26.23%	to	24.66%
Frank Global Real Est, Cl 2
2023	561	$2.17	to	$1.41	$1,555	2.91%	1.00%	to	2.20%	10.33%	to	9.02%
2022	602	$1.97	to	$1.30	$1,522	2.32%	1.00%	to	2.20%	(26.79%)	to	(27.67%)
2021	671	$2.69	to	$1.79	$2,271	0.91%	1.00%	to	2.20%	25.53%	to	24.04%
2020	739	$2.14	to	$1.45	$2,002	3.29%	1.00%	to	2.20%	(6.33%)	to	(7.44%)
2019	739	$2.29	to	$1.56	$2,118	2.67%	1.00%	to	2.20%	21.16%	to	19.71%

116	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2023	1,295	$2.18	to	$1.83	$4,009	5.23%	1.00%	to	2.25%	7.55%	to	6.21%
2022	1,368	$2.03	to	$1.72	$3,938	4.86%	1.00%	to	2.25%	(6.42%)	to	(7.57%)
2021	1,516	$2.17	to	$1.86	$4,652	4.66%	1.00%	to	2.25%	15.59%	to	14.15%
2020	1,707	$1.88	to	$1.63	$4,513	5.95%	1.00%	to	2.25%	(0.30%)	to	(1.54%)
2019	2,084	$1.88	to	$1.66	$5,389	5.35%	1.00%	to	2.25%	14.90%	to	13.48%
Frank Mutual Shares, Cl 2
2023	5,455	$3.40	to	$2.10	$17,443	1.87%	1.00%	to	2.20%	12.34%	to	11.00%
2022	6,023	$3.02	to	$1.89	$17,184	1.85%	1.00%	to	2.20%	(8.35%)	to	(9.44%)
2021	6,696	$3.30	to	$2.09	$20,910	2.84%	1.00%	to	2.20%	17.98%	to	16.57%
2020	7,637	$2.80	to	$1.79	$20,216	2.82%	1.00%	to	2.20%	(5.99%)	to	(7.11%)
2019	8,100	$2.97	to	$1.93	$22,842	1.81%	1.00%	to	2.20%	21.35%	to	19.90%
Frank Rising Divd, Cl 2
2023	45	$3.68	to	$3.55	$202	0.74%	1.05%	to	2.20%	10.91%	to	9.64%
2022	85	$3.32	to	$3.24	$323	0.80%	1.05%	to	2.20%	(11.51%)	to	(12.52%)
2021	86	$3.75	to	$3.70	$374	0.74%	1.05%	to	2.20%	25.47%	to	24.03%
2020	181	$2.99	to	$2.99	$608	1.20%	1.05%	to	2.20%	14.76%	to	13.45%
2019	193	$2.60	to	$2.63	$544	1.25%	1.05%	to	2.20%	27.88%	to	26.42%
Frank Sm Cap Val, Cl 2
2023	586	$4.48	to	$4.94	$2,936	0.52%	1.00%	to	1.85%	11.63%	to	10.69%
2022	652	$4.01	to	$4.46	$2,925	1.00%	1.00%	to	1.85%	(10.96%)	to	(11.71%)
2021	779	$4.50	to	$5.05	$3,920	1.02%	1.00%	to	1.85%	24.12%	to	23.07%
2020	904	$3.63	to	$4.10	$3,640	1.53%	1.00%	to	1.85%	4.14%	to	3.25%
2019	1,019	$3.48	to	$3.97	$3,867	1.04%	1.00%	to	1.85%	25.09%	to	24.04%
Frank Sm Mid Cap Gro, Cl 2
2023	1,911	$3.03	to	$3.24	$5,467	—	1.00%	to	2.20%	25.48%	to	23.99%
2022	2,121	$2.42	to	$2.62	$4,815	—	1.00%	to	2.20%	(34.35%)	to	(35.13%)
2021	2,208	$3.68	to	$4.03	$7,599	—	1.00%	to	2.20%	8.92%	to	7.62%
2020	2,353	$3.38	to	$3.75	$7,463	—	1.00%	to	2.20%	53.55%	to	51.72%
2019	2,928	$2.20	to	$2.47	$6,067	—	1.00%	to	2.20%	30.13%	to	28.57%
GS VIT Intl Eq Insights, Inst
2023	12	$1.58	to	$1.18	$17	2.71%	1.40%	to	1.60%	17.06%	to	16.83%
2022	13	$1.35	to	$1.01	$15	2.70%	1.40%	to	1.60%	(14.76%)	to	(14.93%)
2021	19	$1.59	to	$1.19	$25	2.86%	1.40%	to	1.60%	10.61%	to	10.39%
2020	19	$1.43	to	$1.08	$23	1.09%	1.40%	to	1.60%	5.33%	to	5.11%
2019	40	$1.36	to	$1.02	$43	2.54%	1.40%	to	1.60%	16.81%	to	16.57%
GS VIT Mid Cap Val, Inst
2023	1,748	$3.68	to	$3.09	$9,639	1.01%	1.00%	to	2.25%	10.31%	to	8.94%
2022	1,864	$3.34	to	$2.83	$9,385	0.65%	1.00%	to	2.25%	(10.88%)	to	(11.99%)
2021	2,280	$3.75	to	$3.22	$12,784	0.45%	1.00%	to	2.25%	29.65%	to	28.04%
2020	2,801	$2.89	to	$2.51	$12,025	0.63%	1.00%	to	2.25%	7.33%	to	5.99%
2019	3,019	$2.69	to	$2.37	$12,086	0.75%	1.00%	to	2.25%	30.22%	to	28.60%
GS VIT Strategic Gro, Inst
2023	43	$4.15	to	$3.58	$162	—	1.40%	to	1.60%	39.98%	to	39.70%
2022	43	$2.97	to	$2.56	$117	—	1.40%	to	1.60%	(33.45%)	to	(33.59%)
2021	47	$4.46	to	$3.86	$192	—	1.40%	to	1.60%	20.23%	to	19.99%
2020	52	$3.71	to	$3.21	$175	0.09%	1.40%	to	1.60%	38.55%	to	38.28%
2019	58	$2.68	to	$2.32	$143	0.30%	1.40%	to	1.60%	33.64%	to	33.38%
GS VIT U.S. Eq Insights, Inst
2023	488	$4.64	to	$3.89	$1,614	0.68%	1.00%	to	2.25%	22.58%	to	21.06%
2022	531	$3.79	to	$3.21	$1,438	0.80%	1.00%	to	2.25%	(20.53%)	to	(21.52%)
2021	596	$4.77	to	$4.10	$2,042	0.80%	1.00%	to	2.25%	28.12%	to	26.53%
2020	650	$3.72	to	$3.24	$1,743	0.85%	1.00%	to	2.25%	16.37%	to	14.93%
2019	712	$3.20	to	$2.82	$1,646	1.21%	1.00%	to	2.25%	23.96%	to	22.43%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	117

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser I
2023	734	$3.68	to	$3.35	$2,628	—	1.00%	to	1.80%	39.53%		to	38.42%
2022	811	$2.63	to	$2.42	$2,086	—	1.00%	to	1.80%	(31.80%)		to	(32.34%)
2021	901	$3.86	to	$3.57	$3,408	—	1.00%	to	1.80%	10.81%		to	9.93%
2020	1,027	$3.49	to	$3.25	$3,515	0.07%	1.00%	to	1.80%	40.94%		to	39.82%
2019	1,218	$2.47	to	$2.33	$2,961	—	1.00%	to	1.80%	35.39%		to	34.32%
Invesco VI Am Fran, Ser II
2023	202	$3.57	to	$3.08	$677	—	1.00%	to	2.25%	39.20%		to	37.48%
2022	226	$2.56	to	$2.24	$547	—	1.00%	to	2.25%	(31.98%)		to	(32.82%)
2021	234	$3.77	to	$3.34	$837	—	1.00%	to	2.25%	10.54%		to	9.16%
2020	273	$3.41	to	$3.06	$888	—	1.00%	to	2.25%	40.58%		to	38.84%
2019	292	$2.43	to	$2.20	$681	—	1.00%	to	2.25%	35.07%		to	33.39%
Invesco VI American Value, Ser II
2023	4,740	$1.17	to	$1.13	$5,479	0.37%	1.00%	to	2.20%	14.15%		to	12.79%
2022	5,407	$1.02	to	$1.00	$5,500	0.45%	1.00%	to	2.20%	(3.83%)		to	(4.97%)
2021	6,443	$1.07	to	$1.06	$6,843	0.33%	1.00%	to	2.20%	6.55	%(6)	to	5.67	%(6)
Invesco VI Cap Appr, Ser I
2023	161	$5.40	to	$5.40	$869	—	1.40%	to	1.40%	33.50%		to	33.50%
2022	179	$4.04	to	$4.04	$722	—	1.40%	to	1.40%	(31.74%)		to	(31.74%)
2021	187	$5.92	to	$5.92	$1,108	—	1.40%	to	1.40%	20.87%		to	20.87%
2020	201	$4.90	to	$4.90	$984	—	1.40%	to	1.40%	34.69%		to	34.69%
2019	229	$3.64	to	$3.64	$835	0.06%	1.40%	to	1.40%	34.30%		to	34.30%
Invesco VI Cap Appr, Ser II
2023	2,147	$4.12	to	$3.53	$8,555	—	1.00%	to	2.25%	33.69%		to	32.04%
2022	2,609	$3.08	to	$2.67	$7,810	—	1.00%	to	2.25%	(31.65%)		to	(32.50%)
2021	2,685	$4.51	to	$3.96	$11,836	—	1.00%	to	2.25%	21.06%		to	19.56%
2020	3,101	$3.72	to	$3.31	$11,360	—	1.00%	to	2.25%	34.88%		to	33.21%
2019	4,295	$2.76	to	$2.49	$11,659	—	1.00%	to	2.25%	34.49%		to	32.82%
Invesco VI Comstock, Ser II
2023	5,808	$4.98	to	$3.12	$22,698	1.55%	1.00%	to	2.25%	10.98%		to	9.61%
2022	6,422	$4.49	to	$2.84	$22,763	1.29%	1.00%	to	2.25%	(0.16%)		to	(1.39%)
2021	8,646	$4.49	to	$2.88	$30,832	1.56%	1.00%	to	2.25%	31.72%		to	30.08%
2020	11,141	$3.41	to	$2.22	$30,264	2.27%	1.00%	to	2.25%	(2.07%)		to	(3.29%)
2019	10,981	$3.48	to	$2.29	$30,712	1.67%	1.00%	to	2.25%	23.70%		to	22.16%
Invesco VI Core Eq, Ser I
2023	1,548	$3.03	to	$2.63	$4,927	0.72%	1.00%	to	1.80%	22.14%		to	21.17%
2022	1,773	$2.48	to	$2.17	$4,626	0.91%	1.00%	to	1.80%	(21.34%)		to	(21.96%)
2021	1,945	$3.15	to	$2.78	$6,450	0.64%	1.00%	to	1.80%	26.47%		to	25.46%
2020	2,477	$2.49	to	$2.21	$6,417	1.34%	1.00%	to	1.80%	12.72%		to	11.82%
2019	2,728	$2.21	to	$1.98	$6,289	0.94%	1.00%	to	1.80%	27.68%		to	26.66%
Invesco VI Core Eq, Ser II
2023	15	$2.90	to	$2.49	$45	0.49%	1.00%	to	1.85%	21.86%		to	20.84%
2022	15	$2.38	to	$2.06	$37	0.60%	1.00%	to	1.85%	(21.54%)		to	(22.20%)
2021	17	$3.03	to	$2.65	$53	0.45%	1.00%	to	1.85%	26.11%		to	25.05%
2020	19	$2.40	to	$2.12	$45	0.30%	1.00%	to	1.85%	12.44%		to	11.48%
2019	303	$2.14	to	$1.90	$608	0.17%	1.00%	to	1.85%	27.39%		to	26.31%
Invesco VI Dis Mid Cap Gro, Ser I
2023	45	$1.34	to	$1.33	$60	—	1.40%	to	1.60%	11.58%		to	11.36%
2022	110	$1.20	to	$1.19	$132	—	1.40%	to	1.60%	(31.94%)		to	(32.08%)
2021	111	$1.76	to	$1.76	$196	—	1.40%	to	1.60%	17.44%		to	17.21%
2020	138	$1.50	to	$1.50	$208	0.06%	1.40%	to	1.60%	50.15	%(5)	to	49.95	%(5)
Invesco VI Dis Mid Cap Gro, Ser II
2023	275	$1.35	to	$1.29	$370	—	1.00%	to	2.25%	11.73%		to	10.35%
2022	416	$1.20	to	$1.16	$499	—	1.00%	to	2.25%	(31.82%)		to	(32.66%)
2021	418	$1.77	to	$1.73	$739	—	1.00%	to	2.25%	17.61%		to	16.15%
2020	499	$1.50	to	$1.49	$752	—	1.00%	to	2.25%	50.19	%(5)	to	48.91	%(5)

118	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI EQV Intl Eq, Ser I
2023	183	$2.98	to	$2.98	$546	0.19%	1.40%	to	1.40%	16.51%	to	16.51%
2022	194	$2.56	to	$2.56	$495	1.70%	1.40%	to	1.40%	(19.44%)	to	(19.44%)
2021	204	$3.17	to	$3.17	$646	1.24%	1.40%	to	1.40%	4.42%	to	4.42%
2020	221	$3.04	to	$3.04	$672	2.37%	1.40%	to	1.40%	12.41%	to	12.41%
2019	245	$2.70	to	$2.70	$664	1.57%	1.40%	to	1.40%	26.79%	to	26.79%
Invesco VI EQV Intl Eq, Ser II
2023	389	$1.91	to	$1.60	$535	—	1.00%	to	2.25%	16.70%	to	15.25%
2022	459	$1.63	to	$1.39	$544	1.41%	1.00%	to	2.25%	(19.31%)	to	(20.32%)
2021	523	$2.02	to	$1.74	$774	1.04%	1.00%	to	2.25%	4.56%	to	3.26%
2020	582	$1.94	to	$1.69	$829	2.09%	1.00%	to	2.25%	12.61%	to	11.21%
2019	660	$1.72	to	$1.52	$839	1.24%	1.00%	to	2.25%	26.96%	to	25.38%
Invesco VI Global, Ser I
2023	0	$5.58	to	$5.58	$1	0.23%	1.40%	to	1.40%	32.87%	to	32.87%
2022	0	$4.20	to	$4.20	$1	—	1.40%	to	1.40%	(32.71%)	to	(32.71%)
2021	0	$6.24	to	$6.24	$1	—	1.40%	to	1.40%	13.89%	to	13.89%
2020	0	$5.48	to	$5.48	$1	0.70%	1.40%	to	1.40%	25.86%	to	25.86%
2019	0	$4.35	to	$4.35	$1	0.89%	1.40%	to	1.40%	29.95%	to	29.95%
Invesco VI Global, Ser II
2023	436	$4.46	to	$2.67	$1,856	—	1.00%	to	2.25%	33.11%	to	31.46%
2022	488	$3.35	to	$2.03	$1,562	—	1.00%	to	2.25%	(32.61%)	to	(33.45%)
2021	521	$4.98	to	$3.05	$2,503	—	1.00%	to	2.25%	14.03%	to	12.61%
2020	633	$4.36	to	$2.71	$2,655	0.45%	1.00%	to	2.25%	26.07%	to	24.50%
2019	697	$3.46	to	$2.17	$2,326	0.64%	1.00%	to	2.25%	30.15%	to	28.53%
Invesco VI Gbl Strat Inc, Ser I
2023	29	$2.07	to	$2.07	$59	—	1.40%	to	1.40%	7.38%	to	7.38%
2022	30	$1.93	to	$1.93	$58	—	1.40%	to	1.40%	(12.69%)	to	(12.69%)
2021	32	$2.21	to	$2.21	$70	4.59%	1.40%	to	1.40%	(4.75%)	to	(4.75%)
2020	36	$2.32	to	$2.32	$84	5.84%	1.40%	to	1.40%	1.96%	to	1.96%
2019	38	$2.27	to	$2.27	$85	3.63%	1.40%	to	1.40%	9.27%	to	9.27%
Invesco VI Gbl Strat Inc, Ser II
2023	7,090	$1.92	to	$1.08	$11,318	—	1.00%	to	2.25%	7.53%	to	6.19%
2022	7,936	$1.78	to	$1.01	$11,841	—	1.00%	to	2.25%	(12.59%)	to	(13.68%)
2021	9,231	$2.04	to	$1.17	$15,803	4.31%	1.00%	to	2.25%	(4.52%)	to	(5.72%)
2020	9,399	$2.14	to	$1.24	$16,947	5.39%	1.00%	to	2.25%	1.97%	to	0.71%
2019	10,020	$2.10	to	$1.24	$17,825	3.44%	1.00%	to	2.25%	9.51%	to	8.14%
Invesco VI Gro & Inc, Ser II
2023	102	$4.51	to	$4.02	$418	1.33%	1.00%	to	1.85%	11.29%	to	10.35%
2022	104	$4.05	to	$3.64	$384	1.25%	1.00%	to	1.85%	(6.94%)	to	(7.72%)
2021	119	$4.36	to	$3.95	$469	1.27%	1.00%	to	1.85%	26.91%	to	25.84%
2020	153	$3.43	to	$3.14	$481	1.87%	1.00%	to	1.85%	0.83%	to	(0.02%)
2019	179	$3.40	to	$3.14	$564	1.51%	1.00%	to	1.85%	23.61%	to	22.56%
Invesco VI Hlth, Ser II
2023	16	$3.17	to	$2.66	$44	—	1.00%	to	2.25%	1.75%	to	0.49%
2022	16	$3.11	to	$2.64	$44	—	1.00%	to	2.25%	(14.40%)	to	(15.46%)
2021	16	$3.64	to	$3.13	$53	0.00%	1.00%	to	2.25%	10.93%	to	9.55%
2020	17	$3.28	to	$2.85	$49	0.08%	1.00%	to	2.25%	13.07%	to	11.66%
2019	24	$2.90	to	$2.56	$62	—	1.00%	to	2.25%	30.87%	to	29.24%
Invesco VI Main St, Ser I
2023	8	$3.40	to	$3.40	$27	0.86%	1.40%	to	1.40%	21.51%	to	21.51%
2022	8	$2.80	to	$2.80	$22	1.07%	1.40%	to	1.40%	(21.24%)	to	(21.24%)
2021	19	$3.55	to	$3.55	$66	0.71%	1.40%	to	1.40%	25.80%	to	25.80%
2020	19	$2.83	to	$2.83	$53	1.52%	1.40%	to	1.40%	12.36%	to	12.36%
2019	20	$2.51	to	$2.51	$49	1.06%	1.40%	to	1.40%	30.25%	to	30.25%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	119

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Mn St Mid Cap, Ser II
2023	232	$2.50	to	$2.40	$615	0.04%	1.05%	to	2.20%	12.96%	to	11.67%
2022	262	$2.21	to	$2.15	$622	0.07%	1.05%	to	2.20%	(15.34%)	to	(16.31%)
2021	327	$2.61	to	$2.57	$923	0.25%	1.05%	to	2.20%	21.58%	to	20.19%
2020	388	$2.15	to	$2.14	$907	0.49%	1.05%	to	2.20%	7.80%	to	6.57%
2019	393	$1.99	to	$2.01	$862	0.21%	1.05%	to	2.20%	23.73%	to	22.32%
Invesco VI Mn St Sm Cap, Ser II
2023	363	$5.32	to	$3.51	$1,910	0.88%	1.00%	to	2.25%	16.65%	to	15.20%
2022	438	$4.56	to	$3.05	$1,957	0.25%	1.00%	to	2.25%	(16.88%)	to	(17.91%)
2021	486	$5.48	to	$3.72	$2,658	0.17%	1.00%	to	2.25%	21.05%	to	19.54%
2020	581	$4.53	to	$3.11	$2,622	0.37%	1.00%	to	2.25%	18.45%	to	16.98%
2019	629	$3.82	to	$2.66	$2,397	—	1.00%	to	2.25%	24.88%	to	23.32%
Janus Henderson VIT Bal, Inst
2023	192	$5.92	to	$5.92	$1,135	1.98%	1.40%	to	1.40%	13.81%	to	13.81%
2022	253	$5.20	to	$5.20	$1,313	1.24%	1.40%	to	1.40%	(17.56%)	to	(17.56%)
2021	271	$6.31	to	$6.31	$1,709	0.90%	1.40%	to	1.40%	15.57%	to	15.57%
2020	290	$5.46	to	$5.46	$1,584	1.73%	1.40%	to	1.40%	12.72%	to	12.72%
2019	428	$4.84	to	$4.84	$2,073	1.92%	1.40%	to	1.40%	20.89%	to	20.89%
Janus Henderson VIT Enter, Serv
2023	277	$3.01	to	$2.08	$684	0.09%	1.15%	to	1.60%	16.43%	to	15.91%
2022	306	$2.59	to	$1.80	$653	0.08%	1.15%	to	1.60%	(17.11%)	to	(17.48%)
2021	320	$3.12	to	$2.18	$820	0.24%	1.15%	to	1.60%	15.21%	to	14.69%
2020	332	$2.71	to	$1.90	$742	—	1.15%	to	1.60%	17.82%	to	17.29%
2019	371	$2.30	to	$1.62	$708	0.05%	1.15%	to	1.60%	33.61%	to	33.01%
Janus Henderson VIT Gbl Res, Inst
2023	242	$3.65	to	$3.65	$884	0.93%	1.40%	to	1.40%	25.02%	to	25.02%
2022	253	$2.92	to	$2.92	$738	1.05%	1.40%	to	1.40%	(20.53%)	to	(20.53%)
2021	261	$3.67	to	$3.67	$961	0.52%	1.40%	to	1.40%	16.45%	to	16.45%
2020	270	$3.15	to	$3.15	$850	0.73%	1.40%	to	1.40%	18.39%	to	18.39%
2019	292	$2.66	to	$2.66	$779	1.00%	1.40%	to	1.40%	27.25%	to	27.25%
Janus Hend VIT Gbl Tech Innov, Srv
2023	53	$3.39	to	$2.87	$156	—	1.15%	to	1.60%	52.52%	to	51.84%
2022	69	$2.22	to	$1.89	$133	—	1.15%	to	1.60%	(37.84%)	to	(38.12%)
2021	76	$3.58	to	$3.06	$236	0.11%	1.15%	to	1.60%	16.40%	to	15.88%
2020	85	$3.07	to	$2.64	$230	—	1.15%	to	1.60%	49.01%	to	48.34%
2019	115	$2.06	to	$1.78	$213	—	1.15%	to	1.60%	43.16%	to	42.52%
Janus Henderson VIT Overseas, Serv
2023	97	$1.69	to	$1.47	$154	1.41%	1.40%	to	1.60%	9.05%	to	8.83%
2022	116	$1.55	to	$1.36	$170	1.68%	1.40%	to	1.60%	(10.10%)	to	(10.28%)
2021	129	$1.73	to	$1.51	$209	1.05%	1.40%	to	1.60%	11.71%	to	11.49%
2020	728	$1.55	to	$1.35	$1,000	1.21%	1.40%	to	1.60%	14.41%	to	14.18%
2019	842	$1.35	to	$1.19	$1,017	1.84%	1.40%	to	1.60%	24.95%	to	24.69%
Janus Henderson VIT Res, Serv
2023	534	$4.73	to	$3.97	$1,529	0.06%	1.00%	to	2.25%	41.39%	to	39.65%
2022	667	$3.35	to	$2.84	$1,367	—	1.00%	to	2.25%	(30.76%)	to	(31.62%)
2021	687	$4.83	to	$4.15	$2,042	0.02%	1.00%	to	2.25%	18.85%	to	17.38%
2020	774	$4.07	to	$3.54	$1,982	0.22%	1.00%	to	2.25%	31.26%	to	29.63%
2019	978	$3.10	to	$2.73	$1,956	0.30%	1.00%	to	2.25%	33.88%	to	32.21%
Lazard Retire Intl Eq, Serv
2023	23	$1.55	to	$1.46	$34	1.07%	1.40%	to	1.60%	14.27%	to	14.05%
2022	34	$1.36	to	$1.28	$45	3.70%	1.40%	to	1.60%	(16.19%)	to	(16.36%)
2021	32	$1.62	to	$1.53	$51	0.94%	1.40%	to	1.60%	4.36%	to	4.15%
2020	32	$1.55	to	$1.47	$49	2.36%	1.40%	to	1.60%	6.74%	to	6.52%
2019	37	$1.45	to	$1.38	$52	0.34%	1.40%	to	1.60%	19.32%	to	19.08%

120	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
LVIP Baron Gro Opp, Serv Cl
2023	8	$7.21	to	$5.78	$57	—	1.40%	to	1.60%	16.17%		to	15.94%
2022	9	$6.21	to	$4.99	$50	—	1.40%	to	1.60%	(26.86%)		to	(27.00%)
2021	11	$8.49	to	$6.83	$90	—	1.40%	to	1.60%	17.07%		to	16.84%
2020	19	$7.25	to	$5.85	$129	—	1.40%	to	1.60%	32.22%		to	31.95%
2019	20	$5.48	to	$4.43	$102	—	1.40%	to	1.60%	34.49%		to	34.22%
LVIP JPM US Eq, Std Cl
2023	36	$6.28	to	$6.10	$224	1.17%	1.40%	to	1.60%	15.68	%(7)	to	15.52	%(7)
MFS Inv Trust, Init Cl
2023	239	$3.72	to	$5.02	$831	0.68%	1.15%	to	1.80%	17.62%		to	16.86%
2022	339	$3.16	to	$4.30	$996	0.67%	1.15%	to	1.80%	(17.44%)		to	(17.98%)
2021	365	$3.83	to	$5.24	$1,306	0.64%	1.15%	to	1.80%	25.37%		to	24.55%
2020	523	$3.05	to	$4.20	$1,494	0.64%	1.15%	to	1.80%	12.57%		to	11.83%
2019	538	$2.71	to	$3.76	$1,370	0.66%	1.15%	to	1.80%	30.07%		to	29.23%
MFS Inv Trust, Serv Cl
2023	211	$3.35	to	$3.62	$703	0.48%	1.15%	to	1.80%	17.31%		to	16.55%
2022	214	$2.85	to	$3.11	$610	0.37%	1.15%	to	1.80%	(17.64%)		to	(18.17%)
2021	201	$3.46	to	$3.80	$696	0.42%	1.15%	to	1.80%	25.06%		to	24.25%
2020	201	$2.77	to	$3.06	$557	0.43%	1.15%	to	1.80%	12.30%		to	11.57%
2019	201	$2.47	to	$2.74	$497	0.50%	1.15%	to	1.80%	29.75%		to	28.90%
MFS Mass Inv Gro Stock, Serv Cl
2023	667	$2.62	to	$2.36	$1,738	0.05%	1.00%	to	2.20%	22.48%		to	21.02%
2022	704	$2.14	to	$1.95	$1,503	—	1.00%	to	2.20%	(20.25%)		to	(21.20%)
2021	748	$2.69	to	$2.48	$2,005	0.03%	1.00%	to	2.20%	24.41%		to	22.93%
2020	878	$2.16	to	$2.02	$1,896	0.22%	1.00%	to	2.20%	20.98%		to	19.54%
2019	960	$1.79	to	$1.69	$1,695	0.33%	1.00%	to	2.20%	38.20%		to	36.56%
MFS New Dis, Init Cl
2023	83	$5.22	to	$2.99	$302	—	1.15%	to	1.60%	13.11%		to	12.60%
2022	98	$4.62	to	$2.66	$320	—	1.15%	to	1.60%	(30.56%)		to	(30.87%)
2021	105	$6.65	to	$3.84	$500	—	1.15%	to	1.60%	0.64%		to	0.18%
2020	121	$6.61	to	$3.83	$570	—	1.15%	to	1.60%	44.22%		to	43.57%
2019	132	$4.58	to	$2.67	$434	—	1.15%	to	1.60%	40.08%		to	39.45%
MFS New Dis, Serv Cl
2023	382	$3.73	to	$3.47	$1,428	—	1.00%	to	2.20%	13.12%		to	11.78%
2022	421	$3.29	to	$3.11	$1,391	—	1.00%	to	2.20%	(30.69%)		to	(31.52%)
2021	424	$4.75	to	$4.54	$2,034	—	1.00%	to	2.20%	0.56%		to	(0.64%)
2020	490	$4.73	to	$4.57	$2,335	—	1.00%	to	2.20%	44.14%		to	42.42%
2019	695	$3.28	to	$3.21	$2,225	—	1.00%	to	2.20%	39.87%		to	38.19%
MFS Research, Init Cl
2023	71	$3.82	to	$3.17	$264	0.50%	1.40%	to	1.60%	20.72%		to	20.48%
2022	94	$3.16	to	$2.63	$292	0.49%	1.40%	to	1.60%	(18.36%)		to	(18.52%)
2021	97	$3.87	to	$3.23	$368	0.56%	1.40%	to	1.60%	23.07%		to	22.82%
2020	386	$3.15	to	$2.63	$1,060	0.71%	1.40%	to	1.60%	14.97%		to	14.74%
2019	441	$2.74	to	$2.29	$1,053	0.78%	1.40%	to	1.60%	31.10%		to	30.84%
MFS Total Return, Init Cl
2023	9	$3.33	to	$3.25	$30	2.06%	1.15%	to	1.25%	9.18%		to	9.08%
2022	9	$3.05	to	$2.98	$29	1.71%	1.15%	to	1.25%	(10.61%)		to	(10.70%)
2021	10	$3.41	to	$3.34	$34	1.81%	1.15%	to	1.25%	12.81%		to	12.70%
2020	10	$3.02	to	$2.96	$31	2.25%	1.15%	to	1.25%	8.56%		to	8.45%
2019	12	$2.79	to	$2.73	$32	1.43%	1.15%	to	1.25%	19.01%		to	18.89%
MFS Total Return, Serv Cl
2023	4,285	$3.17	to	$1.99	$12,156	1.82%	1.00%	to	2.25%	9.12%		to	7.78%
2022	4,719	$2.91	to	$1.84	$12,249	1.48%	1.00%	to	2.25%	(10.73%)		to	(11.84%)
2021	5,095	$3.26	to	$2.09	$14,880	1.62%	1.00%	to	2.25%	12.70%		to	11.30%
2020	5,541	$2.89	to	$1.88	$14,483	2.09%	1.00%	to	2.25%	8.43%		to	7.09%
2019	5,848	$2.66	to	$1.75	$14,190	2.09%	1.00%	to	2.25%	18.92%		to	17.45%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	121

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Init Cl
2023	569	$4.82	to	$6.07	$2,122	3.53%	1.15%	to	1.80%	(3.23%)	to	(3.85%)
2022	660	$4.98	to	$6.31	$2,612	2.46%	1.15%	to	1.80%	(0.40%)	to	(1.04%)
2021	656	$5.00	to	$6.38	$2,583	1.69%	1.15%	to	1.80%	12.79%	to	12.06%
2020	758	$4.43	to	$5.69	$2,698	2.44%	1.15%	to	1.80%	4.69%	to	4.01%
2019	934	$4.24	to	$5.47	$3,198	3.93%	1.15%	to	1.80%	23.63%	to	22.84%
MFS Utilities, Serv Cl
2023	154	$5.99	to	$2.29	$856	3.22%	1.00%	to	2.25%	(3.30%)	to	(4.50%)
2022	176	$6.19	to	$2.40	$1,016	2.13%	1.00%	to	2.25%	(0.52%)	to	(1.75%)
2021	186	$6.23	to	$2.44	$1,075	1.46%	1.00%	to	2.25%	12.69%	to	11.29%
2020	216	$5.53	to	$2.20	$1,108	2.26%	1.00%	to	2.25%	4.57%	to	3.27%
2019	251	$5.28	to	$2.13	$1,210	3.65%	1.00%	to	2.25%	23.56%	to	22.02%
MS VIF Dis, Cl II
2023	14	$3.68	to	$3.08	$45	—	1.00%	to	2.25%	42.70%	to	40.94%
2022	16	$2.58	to	$2.19	$36	—	1.00%	to	2.25%	(63.34%)	to	(63.79%)
2021	17	$7.03	to	$6.04	$106	—	1.00%	to	2.25%	(12.08%)	to	(13.17%)
2020	22	$7.99	to	$6.96	$156	—	1.00%	to	2.25%	149.54%	to	146.45%
2019	22	$3.20	to	$2.82	$63	—	1.00%	to	2.25%	38.58%	to	36.85%
MS VIF Global Real Est, Cl II
2023	142	$1.55	to	$1.30	$127	1.91%	1.00%	to	2.25%	9.37%	to	8.01%
2022	166	$1.42	to	$1.20	$135	4.35%	1.00%	to	2.25%	(26.93%)	to	(27.84%)
2021	175	$1.94	to	$1.67	$196	2.21%	1.00%	to	2.25%	22.61%	to	21.08%
2020	233	$1.58	to	$1.38	$215	4.55%	1.00%	to	2.25%	(15.70%)	to	(16.75%)
2019	203	$1.88	to	$1.66	$224	2.56%	1.00%	to	2.25%	16.87%	to	15.43%
MS VIF US Real Est, Cl I
2023	49	$3.95	to	$3.61	$170	2.26%	1.00%	to	1.85%	13.38%	to	12.42%
2022	51	$3.49	to	$3.21	$158	0.89%	1.00%	to	1.85%	(27.77%)	to	(28.38%)
2021	96	$4.83	to	$4.48	$422	2.06%	1.00%	to	1.85%	38.41%	to	37.24%
2020	101	$3.49	to	$3.27	$324	2.87%	1.00%	to	1.85%	(17.68%)	to	(18.39%)
2019	119	$4.24	to	$4.00	$466	1.87%	1.00%	to	1.85%	17.76%	to	16.76%
MS VIF US Real Est, Cl II
2023	155	$1.66	to	$2.33	$394	1.95%	1.05%	to	2.20%	13.03%	to	11.74%
2022	188	$1.47	to	$2.09	$427	0.91%	1.05%	to	2.20%	(27.98%)	to	(28.80%)
2021	212	$2.04	to	$2.93	$674	1.87%	1.05%	to	2.20%	37.98%	to	36.40%
2020	311	$1.48	to	$2.15	$721	2.59%	1.05%	to	2.20%	(17.97%)	to	(18.90%)
2019	275	$1.80	to	$2.65	$783	1.59%	1.05%	to	2.20%	17.44%	to	16.09%
PIMCO VIT All Asset, Advisor Cl
2023	392	$1.68	to	$1.41	$615	2.82%	1.00%	to	2.25%	6.94%	to	5.62%
2022	412	$1.57	to	$1.34	$609	7.47%	1.00%	to	2.25%	(12.75%)	to	(13.81%)
2021	498	$1.80	to	$1.55	$850	10.84%	1.00%	to	2.25%	14.89%	to	13.46%
2020	587	$1.57	to	$1.37	$878	4.81%	1.00%	to	2.25%	6.82%	to	5.52%
2019	692	$1.47	to	$1.30	$973	2.80%	1.00%	to	2.25%	10.63%	to	9.27%
Put VT Div Inc, Cl IA
2023	154	$2.53	to	$2.53	$394	6.66%	1.40%	to	1.40%	3.55%	to	3.55%
2022	176	$2.44	to	$2.44	$436	7.03%	1.40%	to	1.40%	(3.42%)	to	(3.42%)
2021	183	$2.53	to	$2.53	$471	0.94%	1.40%	to	1.40%	(8.02%)	to	(8.02%)
2020	193	$2.75	to	$2.75	$533	7.88%	1.40%	to	1.40%	(2.14%)	to	(2.14%)
2019	206	$2.81	to	$2.81	$583	3.67%	1.40%	to	1.40%	10.01%	to	10.01%
Put VT Div Inc, Cl IB
2023	72	$1.91	to	$1.91	$136	6.21%	1.40%	to	1.40%	3.36%	to	3.36%
2022	83	$1.85	to	$1.85	$154	6.86%	1.40%	to	1.40%	(3.70%)	to	(3.70%)
2021	91	$1.92	to	$1.92	$174	0.65%	1.40%	to	1.40%	(8.24%)	to	(8.24%)
2020	96	$2.09	to	$2.09	$200	8.19%	1.40%	to	1.40%	(2.28%)	to	(2.28%)
2019	125	$2.14	to	$2.14	$268	3.44%	1.40%	to	1.40%	9.69%	to	9.69%

122	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Emerg Mkts Eq, Cl IB
2023	170	$1.24	to	$1.38	$198	0.49%	1.00%	to	1.40%	10.48%	to	10.04%
2022	181	$1.12	to	$1.25	$194	—	1.00%	to	1.40%	(28.19%)	to	(28.48%)
2021	191	$1.56	to	$1.75	$286	0.48%	1.00%	to	1.40%	(5.14%)	to	(5.52%)
2020	191	$1.65	to	$1.86	$303	0.04%	1.00%	to	1.40%	26.66%	to	26.16%
2019	211	$1.30	to	$1.47	$266	—	1.00%	to	1.40%	23.68%	to	23.19%
Put VT Focused Intl Eq, Cl IA
2023	142	$2.64	to	$2.64	$375	0.95%	1.40%	to	1.40%	17.90%	to	17.90%
2022	155	$2.24	to	$2.24	$346	2.09%	1.40%	to	1.40%	(19.13%)	to	(19.13%)
2021	161	$2.77	to	$2.77	$445	0.96%	1.40%	to	1.40%	11.28%	to	11.28%
2020	162	$2.49	to	$2.49	$404	0.40%	1.40%	to	1.40%	8.78%	to	8.78%
2019	169	$2.29	to	$2.29	$386	0.01%	1.40%	to	1.40%	25.16%	to	25.16%
Put VT Global Hlth Care, Cl IB
2023	150	$5.59	to	$3.77	$723	0.31%	1.00%	to	2.20%	8.05%	to	6.77%
2022	172	$5.18	to	$3.53	$767	0.41%	1.00%	to	2.20%	(5.62%)	to	(6.74%)
2021	227	$5.49	to	$3.78	$1,064	1.11%	1.00%	to	2.20%	18.22%	to	16.80%
2020	244	$4.64	to	$3.24	$970	0.50%	1.00%	to	2.20%	15.12%	to	13.75%
2019	260	$4.03	to	$2.85	$901	—	1.00%	to	2.20%	29.00%	to	27.45%
Put VT Hi Yield, Cl IA
2023	93	$3.72	to	$3.72	$344	5.75%	1.40%	to	1.40%	10.74%	to	10.74%
2022	105	$3.36	to	$3.36	$351	5.40%	1.40%	to	1.40%	(12.60%)	to	(12.60%)
2021	108	$3.84	to	$3.84	$413	4.96%	1.40%	to	1.40%	3.74%	to	3.74%
2020	114	$3.70	to	$3.70	$420	6.14%	1.40%	to	1.40%	4.04%	to	4.04%
2019	125	$3.56	to	$3.56	$445	6.14%	1.40%	to	1.40%	12.96%	to	12.96%
Put VT Hi Yield, Cl IB
2023	30	$2.67	to	$2.67	$81	5.48%	1.40%	to	1.40%	10.58%	to	10.58%
2022	35	$2.42	to	$2.42	$85	5.31%	1.40%	to	1.40%	(12.83%)	to	(12.83%)
2021	39	$2.77	to	$2.77	$108	4.69%	1.40%	to	1.40%	3.52%	to	3.52%
2020	41	$2.68	to	$2.68	$110	5.73%	1.40%	to	1.40%	3.74%	to	3.74%
2019	44	$2.58	to	$2.58	$113	5.97%	1.40%	to	1.40%	12.81%	to	12.81%
Put VT Inc, Cl IB
2023	14	$1.93	to	$1.41	$24	5.74%	1.15%	to	1.80%	3.50%	to	2.84%
2022	15	$1.87	to	$1.37	$26	5.72%	1.15%	to	1.80%	(14.80%)	to	(15.35%)
2021	16	$2.19	to	$1.62	$32	1.29%	1.15%	to	1.80%	(5.68%)	to	(6.29%)
2020	15	$2.33	to	$1.72	$31	4.83%	1.15%	to	1.80%	4.52%	to	3.84%
2019	17	$2.22	to	$1.66	$35	3.19%	1.15%	to	1.80%	10.61%	to	9.90%
Put VT Intl Eq, Cl IB
2023	1,976	$2.14	to	$1.67	$3,206	0.04%	1.00%	to	2.20%	17.33%	to	15.94%
2022	2,269	$1.83	to	$1.44	$3,168	1.55%	1.00%	to	2.20%	(15.62%)	to	(16.62%)
2021	2,435	$2.17	to	$1.73	$4,049	1.18%	1.00%	to	2.20%	7.74%	to	6.45%
2020	2,700	$2.01	to	$1.62	$4,175	1.64%	1.00%	to	2.20%	10.98%	to	9.65%
2019	2,894	$1.81	to	$1.48	$4,063	1.40%	1.00%	to	2.20%	23.91%	to	22.44%
Put VT Intl Val, Cl IB
2023	—	$1.89	to	$1.89	$0	1.48%	1.40%	to	1.40%	17.03%	to	17.03%
2022	—	$1.62	to	$1.62	$0	2.03%	1.40%	to	1.40%	(8.10%)	to	(8.10%)
2021	—	$1.76	to	$1.76	$0	1.99%	1.40%	to	1.40%	13.34%	to	13.34%
2020	—	$1.55	to	$1.55	$0	2.46%	1.40%	to	1.40%	2.50%	to	2.50%
2019	—	$1.51	to	$1.51	$0	2.64%	1.40%	to	1.40%	18.55%	to	18.55%
Put VT Lg Cap Gro, Cl IA
2023	172	$2.91	to	$2.91	$505	—	1.40%	to	1.40%	42.88%	to	42.88%
2022	186	$2.03	to	$2.03	$380	—	1.40%	to	1.40%	(31.33%)	to	(31.33%)
2021	194	$2.96	to	$2.96	$577	—	1.40%	to	1.40%	21.29%	to	21.29%
2020	194	$2.44	to	$2.44	$474	0.25%	1.40%	to	1.40%	37.16%	to	37.16%
2019	213	$1.78	to	$1.78	$380	0.36%	1.40%	to	1.40%	35.21%	to	35.21%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	123

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Lg Cap Gro, Cl IB
2023	362	$2.85	to	$2.85	$1,035	—	1.40%	to	1.40%	42.47%	to	42.47%
2022	384	$2.00	to	$2.00	$770	—	1.40%	to	1.40%	(31.47%)	to	(31.47%)
2021	402	$2.92	to	$2.92	$1,177	—	1.40%	to	1.40%	20.95%	to	20.95%
2020	408	$2.42	to	$2.42	$987	0.04%	1.40%	to	1.40%	36.78%	to	36.78%
2019	465	$1.77	to	$1.77	$822	0.13%	1.40%	to	1.40%	34.84%	to	34.84%
Put VT Lg Cap Val, Cl IA
2023	1,337	$1.89	to	$1.89	$2,531	2.27%	1.40%	to	1.40%	14.32%	to	14.32%
2022	1,461	$1.65	to	$1.65	$2,416	1.68%	1.40%	to	1.40%	(4.21%)	to	(4.21%)
2021	1,579	$1.72	to	$1.72	$2,726	1.38%	1.40%	to	1.40%	25.85%	to	25.85%
2020	1,653	$1.37	to	$1.37	$2,269	2.01%	1.40%	to	1.40%	4.58%	to	4.58%
2019	1,827	$1.31	to	$1.31	$2,397	2.27%	1.40%	to	1.40%	28.92%	to	28.92%
Put VT Lg Cap Val, Cl IB
2023	1,483	$1.91	to	$1.80	$2,776	2.04%	1.00%	to	1.85%	14.52%	to	13.55%
2022	1,584	$1.67	to	$1.59	$2,602	1.48%	1.00%	to	1.85%	(4.09%)	to	(4.91%)
2021	1,596	$1.74	to	$1.67	$2,747	1.20%	1.00%	to	1.85%	26.04%	to	24.97%
2020	1,733	$1.38	to	$1.34	$2,366	1.75%	1.00%	to	1.85%	4.75%	to	3.88%
2019	1,861	$1.32	to	$1.29	$2,437	2.07%	1.00%	to	1.85%	29.11%	to	28.01%
Put VT Research, Cl IB
2023	9	$4.72	to	$5.03	$46	0.77%	1.00%	to	1.85%	27.58%	to	26.50%
2022	12	$3.70	to	$3.97	$45	0.57%	1.00%	to	1.85%	(18.10%)	to	(18.79%)
2021	15	$4.52	to	$4.89	$71	0.10%	1.00%	to	1.85%	22.90%	to	21.86%
2020	18	$3.68	to	$4.01	$70	0.59%	1.00%	to	1.85%	18.72%	to	17.73%
2019	20	$3.10	to	$3.41	$66	1.13%	1.00%	to	1.85%	31.91%	to	30.79%
Put VT Sm Cap Val, Cl IB
2023	201	$2.53	to	$2.84	$605	0.16%	1.05%	to	2.20%	22.46%	to	21.07%
2022	216	$2.07	to	$2.34	$533	0.17%	1.05%	to	2.20%	(13.89%)	to	(14.87%)
2021	241	$2.40	to	$2.75	$700	0.73%	1.05%	to	2.20%	38.44%	to	36.86%
2020	272	$1.73	to	$2.01	$576	1.06%	1.05%	to	2.20%	2.87%	to	1.70%
2019	273	$1.69	to	$1.98	$565	0.65%	1.05%	to	2.20%	22.94%	to	21.54%
Put VT Sus Leaders, Cl IA
2023	288	$9.03	to	$9.03	$2,596	0.75%	1.40%	to	1.40%	24.67%	to	24.67%
2022	305	$7.24	to	$7.24	$2,205	0.83%	1.40%	to	1.40%	(23.79%)	to	(23.79%)
2021	328	$9.50	to	$9.50	$3,112	0.33%	1.40%	to	1.40%	22.12%	to	22.12%
2020	336	$7.78	to	$7.78	$2,617	0.64%	1.40%	to	1.40%	27.27%	to	27.27%
2019	362	$6.11	to	$6.11	$2,211	0.68%	1.40%	to	1.40%	34.82%	to	34.82%
Put VT Sus Leaders, Cl IB
2023	599	$4.92	to	$4.19	$2,826	0.52%	1.00%	to	2.20%	24.86%	to	23.37%
2022	650	$3.94	to	$3.40	$2,466	0.56%	1.00%	to	2.20%	(23.68%)	to	(24.59%)
2021	703	$5.16	to	$4.51	$3,511	0.14%	1.00%	to	2.20%	22.30%	to	20.85%
2020	805	$4.22	to	$3.73	$3,291	0.41%	1.00%	to	2.20%	27.62%	to	26.09%
2019	851	$3.31	to	$2.96	$2,740	0.45%	1.00%	to	2.20%	35.00%	to	33.39%
Royce Micro-Cap, Invest Cl
2023	59	$6.00	to	$5.04	$319	—	1.40%	to	1.60%	17.14%	to	16.90%
2022	70	$5.12	to	$4.31	$320	—	1.40%	to	1.60%	(23.51%)	to	(23.66%)
2021	74	$6.69	to	$5.65	$445	—	1.40%	to	1.60%	28.17%	to	27.92%
2020	94	$5.22	to	$4.42	$440	—	1.40%	to	1.60%	22.07%	to	21.83%
2019	107	$4.28	to	$3.62	$411	—	1.40%	to	1.60%	17.89%	to	17.65%
Royce Sm-Cap, Invest Cl
2023	46	$6.78	to	$6.24	$303	0.89%	1.40%	to	1.60%	24.18%	to	23.93%
2022	47	$5.46	to	$5.03	$251	0.39%	1.40%	to	1.60%	(10.45%)	to	(10.63%)
2021	51	$6.09	to	$5.63	$306	1.39%	1.40%	to	1.60%	27.03%	to	26.77%
2020	56	$4.80	to	$4.44	$265	0.93%	1.40%	to	1.60%	(8.44%)	to	(8.63%)
2019	74	$5.24	to	$4.86	$379	0.65%	1.40%	to	1.60%	17.02%	to	16.78%

124	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Temp Dev Mkts, Cl 2
2023	82	$2.91	to	$2.68	$223	2.15%	1.00%	to	1.35%	11.51%	to	11.12%
2022	94	$2.61	to	$2.41	$229	2.62%	1.00%	to	1.35%	(22.75%)	to	(23.03%)
2021	95	$3.37	to	$3.13	$300	0.88%	1.00%	to	1.35%	(6.68%)	to	(7.00%)
2020	104	$3.61	to	$3.37	$354	4.15%	1.00%	to	1.35%	16.02%	to	15.61%
2019	107	$3.12	to	$2.91	$316	0.99%	1.00%	to	1.35%	25.43%	to	25.00%
Temp Foreign, Cl 2
2023	1,379	$1.75	to	$2.21	$2,501	3.22%	1.00%	to	1.85%	19.56%	to	18.55%
2022	1,570	$1.46	to	$1.86	$2,387	3.07%	1.00%	to	1.85%	(8.52%)	to	(9.30%)
2021	1,653	$1.60	to	$2.05	$2,766	1.82%	1.00%	to	1.85%	3.12%	to	2.25%
2020	1,839	$1.55	to	$2.01	$2,999	3.48%	1.00%	to	1.85%	(2.14%)	to	(2.97%)
2019	2,114	$1.59	to	$2.07	$3,510	1.76%	1.00%	to	1.85%	11.41%	to	10.47%
Temp Global Bond, Cl 2
2023	3,832	$1.09	to	$0.91	$6,127	—	1.00%	to	2.25%	1.86%	to	0.60%
2022	4,102	$1.07	to	$0.90	$6,479	—	1.00%	to	2.25%	(5.89%)	to	(7.06%)
2021	5,109	$1.13	to	$0.97	$8,626	—	1.00%	to	2.25%	(5.94%)	to	(7.11%)
2020	4,758	$1.20	to	$1.05	$8,598	7.95%	1.00%	to	2.25%	(6.22%)	to	(7.39%)
2019	4,822	$1.28	to	$1.13	$9,350	7.11%	1.00%	to	2.25%	0.99%	to	(0.25%)
Temp Gro, Cl 2
2023	156	$1.94	to	$1.63	$267	3.32%	1.00%	to	2.25%	19.81%	to	18.32%
2022	166	$1.62	to	$1.37	$239	0.16%	1.00%	to	2.25%	(12.38%)	to	(13.47%)
2021	184	$1.85	to	$1.59	$302	1.14%	1.00%	to	2.25%	3.83%	to	2.54%
2020	246	$1.78	to	$1.55	$385	3.08%	1.00%	to	2.25%	4.74%	to	3.44%
2019	416	$1.70	to	$1.50	$646	2.78%	1.00%	to	2.25%	14.01%	to	12.59%
Third Ave VST Third Ave Value
2023	56	$4.13	to	$4.27	$232	2.36%	1.40%	to	1.60%	19.14%	to	18.90%
2022	58	$3.47	to	$3.59	$205	1.47%	1.40%	to	1.60%	14.50%	to	14.27%
2021	65	$3.03	to	$3.14	$200	0.70%	1.40%	to	1.60%	20.36%	to	20.12%
2020	69	$2.52	to	$2.62	$177	2.71%	1.40%	to	1.60%	(3.75%)	to	(3.94%)
2019	71	$2.61	to	$2.72	$190	0.27%	1.40%	to	1.60%	10.90%	to	10.68%
VP Aggr, Cl 2
2023	3,639	$2.45	to	$2.07	$8,543	—	1.00%	to	2.25%	16.06%	to	14.62%
2022	5,040	$2.11	to	$1.80	$10,226	—	1.00%	to	2.25%	(19.00%)	to	(20.00%)
2021	5,958	$2.61	to	$2.25	$14,972	—	1.00%	to	2.25%	14.61%	to	13.18%
2020	8,935	$2.28	to	$1.99	$19,699	—	1.00%	to	2.25%	13.84%	to	12.43%
2019	11,624	$2.00	to	$1.77	$22,676	—	1.00%	to	2.25%	20.38%	to	18.89%
VP Aggr, Cl 4
2023	27,355	$2.46	to	$2.07	$62,759	—	1.00%	to	2.25%	16.03%	to	14.59%
2022	31,593	$2.12	to	$1.80	$62,848	—	1.00%	to	2.25%	(19.00%)	to	(20.01%)
2021	35,239	$2.61	to	$2.26	$86,904	—	1.00%	to	2.25%	14.62%	to	13.20%
2020	40,297	$2.28	to	$1.99	$87,068	—	1.00%	to	2.25%	13.82%	to	12.40%
2019	49,606	$2.00	to	$1.77	$94,862	—	1.00%	to	2.25%	20.47%	to	18.97%
VP Conserv, Cl 2
2023	9,869	$1.34	to	$1.13	$12,557	—	1.00%	to	2.25%	7.39%	to	6.06%
2022	12,028	$1.25	to	$1.07	$14,301	—	1.00%	to	2.25%	(16.38%)	to	(17.42%)
2021	13,302	$1.49	to	$1.29	$18,961	—	1.00%	to	2.25%	1.79%	to	0.53%
2020	17,061	$1.47	to	$1.28	$24,007	—	1.00%	to	2.25%	8.22%	to	6.87%
2019	14,309	$1.36	to	$1.20	$18,573	—	1.00%	to	2.25%	9.65%	to	8.28%
VP Conserv, Cl 4
2023	30,356	$1.34	to	$1.13	$38,161	—	1.00%	to	2.25%	7.32%	to	5.99%
2022	36,585	$1.25	to	$1.07	$43,017	—	1.00%	to	2.25%	(16.33%)	to	(17.37%)
2021	44,394	$1.49	to	$1.29	$62,613	—	1.00%	to	2.25%	1.80%	to	0.53%
2020	51,800	$1.47	to	$1.28	$72,136	—	1.00%	to	2.25%	8.15%	to	6.81%
2019	56,178	$1.36	to	$1.20	$72,369	—	1.00%	to	2.25%	9.65%	to	8.28%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	125

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Risk, Cl 2
2023	249	$1.19	to	$1.10	$290	—	1.00%	to	2.25%	11.14%	to	9.77%
2022	300	$1.07	to	$1.00	$316	—	1.00%	to	2.25%	(18.21%)	to	(19.22%)
2021	356	$1.30	to	$1.24	$459	—	1.00%	to	2.25%	9.62%	to	8.26%
2020	314	$1.19	to	$1.14	$371	—	1.00%	to	2.25%	6.72%	to	5.40%
2019	346	$1.12	to	$1.08	$384	—	1.00%	to	2.25%	14.90%	to	13.47%
VP Man Risk US, Cl 2
2023	20	$1.32	to	$1.22	$27	—	1.00%	to	2.25%	13.41%	to	12.00%
2022	22	$1.17	to	$1.09	$26	—	1.00%	to	2.25%	(18.04%)	to	(19.06%)
2021	24	$1.42	to	$1.35	$35	—	1.00%	to	2.25%	12.21%	to	10.82%
2020	27	$1.27	to	$1.22	$35	—	1.00%	to	2.25%	8.70%	to	7.35%
2019	28	$1.17	to	$1.13	$33	—	1.00%	to	2.25%	17.14%	to	15.68%
VP Man Vol Conserv, Cl 2
2023	9,887	$1.14	to	$1.00	$10,635	—	1.00%	to	2.25%	6.80%	to	5.47%
2022	10,961	$1.07	to	$0.95	$11,073	—	1.00%	to	2.25%	(16.83%)	to	(17.86%)
2021	11,095	$1.28	to	$1.16	$13,538	—	1.00%	to	2.25%	1.61%	to	0.34%
2020	12,973	$1.26	to	$1.15	$15,714	—	1.00%	to	2.25%	7.05%	to	5.72%
2019	13,203	$1.18	to	$1.09	$15,032	—	1.00%	to	2.25%	10.80%	to	9.42%
VP Man Vol Conserv Gro, Cl 2
2023	23,720	$1.23	to	$1.09	$27,721	—	1.00%	to	2.25%	8.89%	to	7.54%
2022	28,273	$1.13	to	$1.01	$30,541	—	1.00%	to	2.25%	(17.89%)	to	(18.91%)
2021	32,135	$1.38	to	$1.25	$42,467	—	1.00%	to	2.25%	4.40%	to	3.11%
2020	35,403	$1.32	to	$1.21	$45,046	—	1.00%	to	2.25%	8.07%	to	6.72%
2019	39,945	$1.22	to	$1.13	$47,298	—	1.00%	to	2.25%	12.86%	to	11.46%
VP Man Vol Gro, Cl 2
2023	61,933	$1.44	to	$1.27	$85,008	—	1.00%	to	2.25%	13.46%	to	12.05%
2022	69,477	$1.27	to	$1.13	$84,426	—	1.00%	to	2.25%	(20.23%)	to	(21.22%)
2021	78,467	$1.59	to	$1.44	$120,065	—	1.00%	to	2.25%	10.78%	to	9.40%
2020	87,841	$1.44	to	$1.31	$121,965	—	1.00%	to	2.25%	10.19%	to	8.82%
2019	96,239	$1.30	to	$1.21	$121,875	—	1.00%	to	2.25%	17.09%	to	15.63%
VP Man Vol Mod Gro, Cl 2
2023	126,249	$1.35	to	$1.19	$161,004	—	1.00%	to	2.25%	11.16%	to	9.78%
2022	143,791	$1.21	to	$1.08	$165,780	—	1.00%	to	2.25%	(18.97%)	to	(19.97%)
2021	162,991	$1.49	to	$1.35	$233,147	—	1.00%	to	2.25%	7.62%	to	6.28%
2020	182,920	$1.39	to	$1.27	$244,333	—	1.00%	to	2.25%	9.28%	to	7.92%
2019	207,283	$1.27	to	$1.18	$254,666	—	1.00%	to	2.25%	15.01%	to	13.58%
VP Mod, Cl 2
2023	106,741	$1.87	to	$1.58	$191,309	—	1.00%	to	2.25%	11.84%	to	10.45%
2022	121,163	$1.67	to	$1.43	$194,674	—	1.00%	to	2.25%	(17.44%)	to	(18.46%)
2021	132,830	$2.03	to	$1.75	$259,307	—	1.00%	to	2.25%	7.92%	to	6.58%
2020	150,475	$1.88	to	$1.64	$273,283	—	1.00%	to	2.25%	11.74%	to	10.36%
2019	170,011	$1.68	to	$1.49	$277,234	—	1.00%	to	2.25%	14.98%	to	13.55%
VP Mod, Cl 4
2023	345,071	$1.87	to	$1.58	$605,341	—	1.00%	to	2.25%	11.82%	to	10.43%
2022	396,064	$1.67	to	$1.43	$623,767	—	1.00%	to	2.25%	(17.41%)	to	(18.44%)
2021	452,165	$2.03	to	$1.75	$865,825	—	1.00%	to	2.25%	7.96%	to	6.62%
2020	508,831	$1.88	to	$1.64	$906,510	—	1.00%	to	2.25%	11.67%	to	10.28%
2019	573,110	$1.68	to	$1.49	$918,561	—	1.00%	to	2.25%	15.02%	to	13.59%
VP Mod Aggr, Cl 2
2023	16,669	$2.14	to	$1.80	$33,939	—	1.00%	to	2.25%	13.79%	to	12.38%
2022	19,680	$1.88	to	$1.60	$35,392	—	1.00%	to	2.25%	(18.41%)	to	(19.42%)
2021	25,188	$2.31	to	$1.99	$55,691	—	1.00%	to	2.25%	11.19%	to	9.81%
2020	31,308	$2.07	to	$1.81	$62,605	—	1.00%	to	2.25%	12.90%	to	11.50%
2019	45,434	$1.84	to	$1.63	$80,893	—	1.00%	to	2.25%	17.53%	to	16.07%

126	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Aggr, Cl 4
2023	72,302	$2.15	to	$1.81	$143,922	—	1.00%	to	2.25%	13.77%	to	12.36%
2022	86,561	$1.89	to	$1.61	$152,423	—	1.00%	to	2.25%	(18.38%)	to	(19.40%)
2021	101,715	$2.31	to	$1.99	$220,851	—	1.00%	to	2.25%	11.22%	to	9.83%
2020	121,398	$2.08	to	$1.82	$238,709	—	1.00%	to	2.25%	12.88%	to	11.48%
2019	151,330	$1.84	to	$1.63	$265,526	—	1.00%	to	2.25%	17.57%	to	16.10%
VP Mod Conserv, Cl 2
2023	15,883	$1.58	to	$1.33	$23,826	—	1.00%	to	2.25%	9.40%	to	8.05%
2022	19,163	$1.44	to	$1.23	$26,305	—	1.00%	to	2.25%	(16.92%)	to	(17.95%)
2021	21,920	$1.74	to	$1.50	$36,380	—	1.00%	to	2.25%	4.69%	to	3.39%
2020	25,092	$1.66	to	$1.45	$39,950	—	1.00%	to	2.25%	9.90%	to	8.54%
2019	28,014	$1.51	to	$1.34	$40,757	—	1.00%	to	2.25%	12.39%	to	10.99%
VP Mod Conserv, Cl 4
2023	41,087	$1.58	to	$1.33	$60,596	—	1.00%	to	2.25%	9.39%	to	8.03%
2022	48,643	$1.45	to	$1.23	$65,859	—	1.00%	to	2.25%	(16.94%)	to	(17.97%)
2021	55,536	$1.74	to	$1.50	$91,018	—	1.00%	to	2.25%	4.74%	to	3.43%
2020	65,124	$1.66	to	$1.45	$102,483	—	1.00%	to	2.25%	9.88%	to	8.52%
2019	75,033	$1.51	to	$1.34	$108,010	—	1.00%	to	2.25%	12.36%	to	10.96%
VP Ptnrs Core Eq, Cl 3
2023	277	$3.65	to	$3.06	$697	—	1.00%	to	2.25%	23.32%	to	21.79%
2022	334	$2.96	to	$2.51	$684	—	1.00%	to	2.25%	(18.25%)	to	(19.27%)
2021	393	$3.62	to	$3.11	$992	—	1.00%	to	2.25%	28.05%	to	26.46%
2020	545	$2.83	to	$2.46	$1,082	—	1.00%	to	2.25%	15.68%	to	14.24%
2019	630	$2.44	to	$2.15	$1,086	—	1.00%	to	2.25%	25.12%	to	23.57%
VP Ptnrs Sm Cap Val, Cl 3
2023	2,889	$3.49	to	$2.27	$8,768	—	1.00%	to	2.25%	10.16%	to	8.79%
2022	3,047	$3.17	to	$2.09	$8,464	—	1.00%	to	2.25%	(13.92%)	to	(14.99%)
2021	3,668	$3.68	to	$2.46	$11,935	—	1.00%	to	2.25%	22.65%	to	21.13%
2020	4,584	$3.00	to	$2.03	$12,234	—	1.00%	to	2.25%	3.08%	to	1.80%
2019	4,545	$2.91	to	$1.99	$11,859	—	1.00%	to	2.25%	18.47%	to	17.00%
VP US Flex Conserv Gro, Cl 2
2023	291	$1.24	to	$1.13	$354	—	1.00%	to	2.25%	10.12%	to	8.76%
2022	401	$1.12	to	$1.04	$442	—	1.00%	to	2.25%	(17.56%)	to	(18.59%)
2021	363	$1.36	to	$1.28	$488	—	1.00%	to	2.25%	6.43%	to	5.10%
2020	975	$1.28	to	$1.21	$1,243	—	1.00%	to	2.25%	4.82%	to	3.52%
2019	625	$1.22	to	$1.17	$757	—	1.00%	to	2.25%	13.72%	to	12.30%
VP US Flex Gro, Cl 2
2023	2,437	$1.51	to	$1.38	$3,656	—	1.00%	to	2.25%	15.64%	to	14.21%
2022	2,821	$1.31	to	$1.21	$3,668	—	1.00%	to	2.25%	(19.54%)	to	(20.53%)
2021	2,316	$1.63	to	$1.53	$3,748	—	1.00%	to	2.25%	14.35%	to	12.93%
2020	3,107	$1.42	to	$1.35	$4,405	—	1.00%	to	2.25%	3.76%	to	2.47%
2019	3,925	$1.37	to	$1.32	$5,370	—	1.00%	to	2.25%	19.01%	to	17.53%
VP US Flex Mod Gro, Cl 2
2023	1,572	$1.38	to	$1.26	$2,139	—	1.00%	to	2.25%	12.74%	to	11.34%
2022	1,469	$1.22	to	$1.13	$1,772	—	1.00%	to	2.25%	(18.35%)	to	(19.37%)
2021	1,916	$1.49	to	$1.40	$2,841	—	1.00%	to	2.25%	10.37%	to	8.99%
2020	1,751	$1.35	to	$1.29	$2,350	—	1.00%	to	2.25%	4.48%	to	3.18%
2019	1,269	$1.30	to	$1.25	$1,635	—	1.00%	to	2.25%	16.41%	to	14.96%
Wanger Acorn
2023	1,417	$3.59	to	$3.01	$5,089	—	1.00%	to	2.25%	20.53%	to	19.04%
2022	1,597	$2.98	to	$2.53	$4,790	—	1.00%	to	2.25%	(34.13%)	to	(34.94%)
2021	1,471	$4.52	to	$3.89	$6,733	0.74%	1.00%	to	2.25%	7.82%	to	6.48%
2020	1,908	$4.19	to	$3.65	$8,162	—	1.00%	to	2.25%	22.99%	to	21.47%
2019	2,256	$3.41	to	$3.01	$7,891	0.26%	1.00%	to	2.25%	29.80%	to	28.19%

RIVERSOURCE VARIABLE ANNUITY ACCOUNT ∎	127

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Wanger Intl
2023	1,560	$2.00	to	$1.68	$4,634	0.32%	1.00%	to	2.25%	15.80%	to	14.36%
2022	1,751	$1.73	to	$1.47	$4,524	0.93%	1.00%	to	2.25%	(34.51%)	to	(35.32%)
2021	1,595	$2.64	to	$2.27	$6,319	0.55%	1.00%	to	2.25%	17.63%	to	16.17%
2020	1,966	$2.24	to	$1.95	$6,680	2.13%	1.00%	to	2.25%	13.23%	to	11.82%
2019	2,262	$1.98	to	$1.74	$6,931	0.78%	1.00%	to	2.25%	28.70%	to	27.10%

(1)	The accumulation unit values and total returns are presented as a range of values based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values, based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 24, 2020.
(6)	New subaccount operations commenced on April 23, 2021.
(7)	New subaccount operations commenced on April 28, 2023.

128	∎ RIVERSOURCE VARIABLE ANNUITY ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of market risk benefits

As described in Notes 2 and 12 to the consolidated financial statements, market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach, dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate. As of December 31, 2023, the market risk benefits asset was $1,427 million and the market risk benefits liability was $1,762 million.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management when developing the fair value estimate of the market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant assumptions related to utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions), and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to market risk benefits, including controls over the reasonableness of the significant market risk benefit assumptions. These procedures also included, among others, (i) evaluating management’s process for developing the fair value estimate of the market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used in the estimate, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions based on industry knowledge and data as well as historical Company data and experience, and the continued appropriateness of unchanged assumptions.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2023	2022(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2023, $19,871; 2022, $17,331; allowance for credit losses: 2023, $2; 2022, $22)	$19,374	$16,135
Mortgage loans, at amortized cost (allowance for credit losses: 2023, $10; 2022, $11)	1,725	1,768
Policy loans	912	847
Other investments (allowance for credit losses: 2023, nil; 2022, nil)	165	207
Total investments	22,176	18,957
Investments of consolidated investment entities, at fair value	2,099	2,354
Cash and cash equivalents	2,598	2,611
Cash of consolidated investment entities, at fair value	87	133
Market risk benefits	1,427	1,015
Reinsurance recoverables (allowance for credit losses: 2023, $27; 2022, $23)	4,284	4,228
Receivables	6,702	7,577
Receivables of consolidated investment entities, at fair value	28	20
Accrued investment income	176	145
Deferred acquisition costs	2,696	2,759
Other assets	6,977	4,726
Other assets of consolidated investment entities, at fair value	1	2
Separate account assets	74,634	70,876
Total assets	$123,885	$115,403

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$37,535	$34,122
Market risk benefits	1,762	2,118
Short-term borrowings	201	201
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,155	2,363
Other liabilities	5,896	4,131
Other liabilities of consolidated investment entities, at fair value	45	119
Separate account liabilities	74,634	70,876
Total liabilities	122,728	114,430
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(618)	(412)
Accumulated other comprehensive income (loss), net of tax	(694)	(1,084)
Total shareholder’s equity	1,157	973
Total liabilities and shareholder’s equity	$123,885	$115,403

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Revenues
Premiums	$448	$306	$(871)
Net investment income	1,304	827	827
Policy and contract charges	2,020	2,078	2,250
Other revenues	590	644	616
Net realized investment gains (losses)	(70)	(100)	595
Total revenues	4,292	3,755	3,417

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,348	236	(157)
Interest credited to fixed accounts	654	665	600
Remeasurement (gains) losses of future policy benefit reserves	(20)	1	(52)
Change in fair value of market risk benefits	798	311	(113)
Amortization of deferred acquisition costs	239	241	245
Interest and debt expense	192	108	105
Other insurance and operating expenses	697	682	751
Total benefits and expenses	3,908	2,244	1,379
Pretax income (loss)	384	1,511	2,038
Income tax provision (benefit)	(10)	209	316
Net income	$394	$1,302	$1,722

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)

Net income	$394	$1,302	$1,722
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	509	(2,035)	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	(54)	861	284
Effect of changes in instrument-specific credit risk on market risk benefits	(65)	407	100
Total other comprehensive income (loss), net of tax	390	(767)	(464)
Total comprehensive income (loss)	$784	$535	$1,258

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2021	$3	$2,466	$(76)	$1,184	$3,577
Cumulative effect of adoption of long-duration contracts guidance	—	—	(860)	(1,037)	(1,897)
Net income	—	—	1,722	—	1,722
Other comprehensive loss, net of tax	—	—	—	(464)	(464)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021(1)	3	2,466	(1,114)	(317)	1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)

Balances at December 31, 2022(1)	3	2,466	(412)	(1,084)	973
Net income	—	—	394	—	394
Other comprehensive income, net of tax	—	—	—	390	390
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2023	$3	$2,466	$(618)	$(694)	$1,157

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2023	2022(1)	2021(1)
Cash Flows from Operating Activities
Net income	$394	$1,302	$1,722
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(205)	(201)	(98)
Deferred income tax (benefit) expense	100	154	138
Contractholder and policyholder charges, non-cash	(403)	(395)	(390)
Loss from equity method investments	26	48	72
Net realized investment (gains) losses	46	(3)	(611)
Impairments and provision for loan losses	(20)	91	(3)
Net losses (gains) of consolidated investment entities	23	17	(20)
Changes in operating assets and liabilities:
Deferred acquisition costs	63	62	(9)
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	3,474	1,013	1,482
Derivatives, net of collateral	(666)	311	(575)
Reinsurance recoverables	100	84	(19)
Receivables	333	279	114
Accrued investment income	(31)	(21)	10
Current income tax, net	(323)	72	(321)
Other operating assets and liabilities of consolidated investment entities	(5)	2	20
Other, net	134	136	66
Net cash provided by (used in) operating activities	3,040	2,951	1,578

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	617	1,309	555
Maturities, sinking fund payments and calls	963	1,563	2,804
Purchases	(4,187)	(5,600)	(3,677)
Proceeds from sales, maturities and repayments of mortgage loans	118	141	272
Funding of mortgage loans	(74)	(124)	(215)
Proceeds from sales and collections of other investments	29	24	93
Purchase of other investments	(15)	(46)	(32)
Purchase of investments by consolidated investment entities	(427)	(961)	(1,603)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	643	615	1,047
Purchase of equipment and software	(10)	(13)	(13)
Change in policy loans, net	(65)	(13)	12
Cash paid for deposit receivable	(39)	(45)	(377)
Cash received for deposit receivable	774	550	254
Advance on line of credit to Ameriprise Financial, Inc.	(850)	(1,034)	(1)
Repayment from Ameriprise Financial, Inc. on line of credit	850	1,034	1
Cash paid for written options with deferred premiums	(59)	(619)	(552)
Cash received from written options with deferred premiums	43	204	106
Other, net	25	21	(39)
Net cash provided by (used in) investing activities	(1,664)	(2,994)	(1,365)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	1,476	1,169	1,553
Net transfers from (to) separate accounts	(132)	(162)	(273)
Surrenders and other benefits	(2,102)	(1,459)	(1,365)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	—	6
Payments on line of credit with Ameriprise Financial, Inc.	—	—	(6)
Cash paid for purchased options with deferred premiums	(53)	(197)	(156)
Cash received for purchased options with deferred premiums	251	378	1,350
Borrowings by consolidated investment entities	—	341	1,756
Repayments of debt by consolidated investment entities	(275)	(4)	(1,142)
Cash dividends to Ameriprise Financial, Inc.	(600)	(600)	(1,900)
Net cash provided by (used in) financing activities	(1,435)	(534)	(177)
Net increase (decrease) in cash and cash equivalents	(59)	(577)	36
Cash and cash equivalents at beginning of period	2,744	3,321	3,285
Cash and cash equivalents at end of period	$2,685	$2,744	$3,321

Supplemental Disclosures:
Income taxes paid (received), net	$215	$(17)	$496
Interest paid excluding consolidated investment entities	28	3	—
Interest paid by consolidated investment entities	177	75	90
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	—	17
Investments transferred in connection with reinsurance transaction	—	—	7,513

(1)	Certain prior period amounts have been restated. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16. Certain reclassifications of prior period amounts have been made to conform with the current presentation.

The Company evaluated events or transactions that occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefits (“GMDB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) riders.

The Company also offers payout annuities, term life insurance and disability income (“DI”) insurance.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting the new accounting standard. See Note 3 for additional information related to the transition approach and adoption impact.

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the

RiverSource Life Insurance Company

measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits, and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of

RiverSource Life Insurance Company

the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for credit losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

RiverSource Life Insurance Company

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit Receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Loan Modifications

A loan is modified when the Company makes certain concessionary modifications to contractual terms such as principal forgiveness, interest rate reductions, other-than-insignificant payment delays, and/or term extensions in an attempt to make the loan more affordable to a borrower experiencing financial difficulties. Generally, performance prior to the modification or significant events that coincide with the modification are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the modification or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”) and DI insurance and life contingent payout annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a

RiverSource Life Insurance Company

periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of significant losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within Other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2023 and 2022, land, buildings, equipment and software were $117 million and $123 million, net of accumulated depreciation of $244 million and $229 million as of December 31, 2023 and 2022, respectively. Depreciation and amortization expense for the years ended December 31, 2023, 2022 and 2021 was $15 million, $13 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

RiverSource Life Insurance Company

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. These GMAB and GMWB provisions are accounted for as market risk benefits under ASU 2018-12.

See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized on a constant level basis using the same methodology and assumptions used to amortize DAC on a constant level basis. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities, and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserve) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within Note 10.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization factors. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. The controlled group for which the Company is a member is an applicable corporation with regard to the corporate alternative minimum tax (“CAMT”) and is therefore required to compute the CAMT. In accordance with the tax sharing agreement, Ameriprise Financial will be liable for any CAMT liability and expense.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

RiverSource Life Insurance Company

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and life contingent payout annuities are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for Troubled Debt Restructurings (“TDRs”) by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations and modifications to disclosures are immaterial in the current period.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard did not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

RiverSource Life Insurance Company

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were restated. The adoption impact as of January 1, 2021 was a reduction in total equity of $1.9 billion, of which $0.9 billion and $1.0 billion were reflected in retained earnings and AOCI, respectively.

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Balance Sheets:

(in millions)	As Filed December 31, 2022	Adjustment	Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post-adoption December 31, 2021
Assets
Market risk benefits	$—	$1,015	$1,015	$—	$539	$539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	(184)	4,228	4,529	927	5,456
Deferred acquisition costs	3,141	(382)	2,759	2,757	64	2,821
Other assets	4,791	(65)	4,726	7,015	296	7,311
Total assets	$115,019	$384	$115,403	$139,427	$1,826	$141,253
Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$(1,935)	$34,122	$35,744	$(727)	$35,017
Market risk benefits	—	2,118	2,118	—	3,440	3,440
Other liabilities	4,120	11	4,131	6,303	216	6,519
Total liabilities	114,236	194	114,430	137,286	2,929	140,215
Shareholder’s equity:
Accumulated deficit	(799)	387	(412)	(912)	(202)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(887)	(197)	(1,084)	584	(901)	(317)
Total shareholder’s equity	783	190	973	2,141	(1,103)	1,038
Total liabilities and shareholder’s equity	$115,019	$384	$115,403	$139,427	$1,826	$141,253

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$2,091	$(13)	$2,078	$2,304	$(54)	$2,250
Total revenues	3,768	(13)	3,755	3,471	(54)	3,417
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	(1,130)	236	715	(872)	(157)
Remeasurement (gains) losses of future policy benefit reserves	—	1	1	—	(52)	(52)
Change in fair value of market risk benefits	—	311	311	—	(113)	(113)
Amortization of deferred acquisition costs	196	45	241	112	133	245
Other insurance and operating expenses	670	12	682	738	13	751
Total benefits and expenses	3,005	(761)	2,244	2,270	(891)	1,379
Pretax income (loss)	763	748	1,511	1,201	837	2,038
Income tax provision (benefit)	50	159	209	137	179	316
Net income (loss)	$713	$589	$1,302	$1,064	$658	$1,722

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Leases — Common Control Arrangements

In March 2023, the FASB proposed amendments to ASU 2016-02, Leases (“Topic 842”). The update applicable to all entities requires leasehold improvements associated with common control leases to be amortized over the useful life of the leasehold improvements to the common control group as long as the lessee controls the use of the underlying asset through a lease and to be accounted for as a transfer between entities under common control through an adjustment to equity if, and when, the lessee no longer controls the use of the underlying asset. The amendments are effective for interim and annual periods beginning after December 15, 2023. Early adoption is permitted for both interim and annual financial statements that have not yet been made

RiverSource Life Insurance Company

available for issuance. The Company early adopted the update during the second quarter of 2023 and will apply the amendments prospectively as of the beginning of 2023 to all new and existing leasehold improvements recognized on or after that date with any remaining unamortized balance of existing leasehold improvements amortized over their remaining useful life to the common control group determined at that date. The adoption of this update did not have a material impact on the Company’s consolidated financial condition and results of operations.

Future Adoption of New Accounting Standards

Segment Reporting — Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07, Improvements to Reportable Segment Disclosures, updating reportable segment disclosure requirements in accordance with Topic 280, Segment Reporting (“Topic 280”), primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple segment measures of profit or loss and contain other disclosure requirements. The amendments also expand Topic 280 disclosures to public entities with one reportable segment. The amendments are effective for annual periods beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. The Company is assessing changes to the segment related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

Income Taxes — Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures, updating the accounting standards related to income tax disclosures, primarily focused on the disaggregation of income taxes paid and the rate reconciliation table. The standard is to be applied prospectively with an option for retrospective application and is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Company is assessing changes to the income tax related disclosures resulting from the standard. The adoption of the standard will not have an impact on the Company’s consolidated financial condition and results of operations as the standard is disclosure-related only.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$152	$164	$193
Unaffiliated	14	14	17
Total	166	178	210
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	39	42	49
Unaffiliated	17	18	20
	56	60	69
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	307	334	389
Unaffiliated	4	4	5
	311	338	394
Total	367	398	463
Total revenue from contracts with customers	533	576	673
Revenue from other sources(1)	3,759	3,179	2,744
Total revenues	$4,292	$3,755	$3,417

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $49 million and $48 million as of December 31, 2023 and 2022, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any additional support to these entities. The Company has unfunded commitments related to consolidated CLOs of $24 million and $30 million as of December 31, 2023 and 2022, respectively.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities.

Additionally, the Company invests in CLOs for which it is the sponsor. CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to structured investments and non-consolidated CLOs is limited to its amortized cost. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an

RiverSource Life Insurance Company

affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $70 million and $92 million as of December 31, 2023 and 2022, respectively. The Company’s liability related to original purchase commitments not yet remitted to the VIEs was not material as of December 31, 2023 and 2022, respectively. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$40	$—	$40
Common stocks	—	5	—	5
Syndicated loans	—	1,991	63	2,054
Total investments	—	2,036	63	2,099
Receivables	—	28	—	28
Other assets	—	1	—	1
Total assets at fair value	$—	$2,065	$63	$2,128
Liabilities
Debt(1)	$—	$2,155	$—	$2,155
Other liabilities	—	45	—	45
Total liabilities at fair value	$—	$2,200	$—	$2,200

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Syndicated Loans		Other Assets
Balance at January 1, 2023	$125		$1
Total gains (losses) included in:
Net income	(4	)(1)	—
Purchases	45		—
Sales	(10)		—
Settlements	(16)		—
Transfers into Level 3	122		—
Transfers out of Level 3	(199)		(1)
Balance at December 31, 2023	$63		$—
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2023	$(1	)(1)	$—

(in millions)	Common Stocks	Syndicated Loans		Other Assets
Balance at January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance at December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(in millions)	Syndicated Loans	Other Assets
Balance at January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance at December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2023 and 2022 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short-term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

RiverSource Life Insurance Company

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short-term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

	December 31,
(in millions)	2023	2022
Syndicated loans
Unpaid principal balance	$2,190	$2,525
Excess unpaid principal over fair value	(136)	(209)
Fair value	$2,054	$2,316
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	13	23
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	40	48
Debt
Unpaid principal balance	$2,362	$2,636
Excess unpaid principal over fair value	(207)	(273)
Carrying value (1)	$2,155	$2,363

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.1 billion and $2.4 billion as of December 31, 2023 and 2022, respectively.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2023, 2022 and 2021.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Debt of consolidated CLOs due 2028-2034	$2,155	$2,363	6.6%	5.3%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 14.8%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

RiverSource Life Insurance Company

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2023
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$10,828	$405	$(497)	$(1)	$10,735
Residential mortgage backed securities	3,886	20	(264)	—	3,642
Commercial mortgage backed securities	2,784	6	(193)	—	2,597
State and municipal obligations	717	61	(19)	(1)	758
Asset backed securities	1,545	7	(21)	—	1,531
Foreign government bonds and obligations	12	—	—	—	12
U.S. government and agency obligations	99	—	—	—	99
Total	$19,871	$499	$(994)	$(2)	$19,374

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

As of December 31, 2023 and 2022, accrued interest of $168 million and $139 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2023 and 2022, fixed maturity securities comprised approximately 87% and 85%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2023 and 2022, $265 million and $257 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2023			December 31, 2022
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$4,558	$4,337	22%	$6,313	$5,754	36%
AA	3,961	3,799	20	1,159	1,188	7
A	2,213	2,279	12	1,572	1,594	10
BBB	8,813	8,633	44	7,646	7,023	43
Below investment grade (1)	326	326	2	641	576	4
Total fixed maturities	$19,871	$19,374	100%	$17,331	$16,135	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2023 and 2022. These securities are not rated but are included in below investment grade due to their risk characteristics.

RiverSource Life Insurance Company

As of December 31, 2023, approximately 61% of securities rated AA were GNMA, FNMA and FHLMC mortgage backed securities. These issuers were downgraded in the third quarter of 2023 from AAA to AA due to the downgrade of the U.S. Government long-term credit rating. As of December 31, 2022, approximately 36% of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2023, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $554 million that was 48% of the Company’s total shareholder’s equity. Also, the Company had an additional 34 issuers with holdings totaling $5.8 billion that individually were between 10% and 23% of the Company’s total shareholder’s equity as of December 31, 2023. As of December 31, 2022, the Company had holdings in AAF 2 totaling $544 million that was 56% of the Company’s total shareholder’s equity. Also, the Company had an additional 30 issuers with holdings totaling $4.4 billion that individually were between 10% and 22% of the Company’s total shareholder’s equity as of December 31, 2022. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2023 and 2022.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2023
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	43	$410	$(8)	340	$4,735	$(489)	383	$5,145	$(497)
Residential mortgage backed securities	30	389	(4)	204	2,114	(260)	234	2,503	(264)
Commercial mortgage backed securities	20	264	(4)	196	2,062	(189)	216	2,326	(193)
State and municipal obligations	5	29	(1)	47	137	(18)	52	166	(19)
Asset backed securities	5	102	—	32	684	(21)	37	786	(21)
Foreign government bonds and obligations	—	—	—	2	6	—	2	6	—
U.S. government and agency obligations	1	—	—	—	—	—	1	—	—
Total	104	$1,194	$(17)	821	$9,738	$(977)	925	$10,932	$(994)

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

As part of the Company’s ongoing monitoring process, management determined that the decrease in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2023 is primarily attributable to the impact of lower interest rates and tighter credit spreads. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2023 and 2022, approximately 94% and 93%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2021	$10	$—	$10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	20	2	22
Additions for which credit losses were not previously recorded	1	—	1
Reductions for securities sold during the period (realized)	(20)	(1)	(21)
Balance at December 31, 2023	$1	$1	$2

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Gross realized investment gains	$11	$28	$576
Gross realized investment losses	(57)	(25)	(6)
Credit reversals (losses)	20	(21)	(1)
Other impairments	(1)	(70)	(13)
Total	$(27)	$(88)	$556

Previously recorded allowance for credit losses was reversed during the year ended December 31, 2023 primarily due to the sale of a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Other impairments for the years ended December 31, 2023, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2023 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$552	$546
Due after one year through five years	1,845	1,812
Due after five years through 10 years	4,280	4,018
Due after 10 years	4,979	5,228
	11,656	11,604
Residential mortgage backed securities	3,886	3,642
Commercial mortgage backed securities	2,784	2,597
Asset backed securities	1,545	1,531
Total	$19,871	$19,374

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$830	$615	$643
Mortgage loans	69	73	102
Other investments	431	159	101
	1,330	847	846
Less: investment expenses	26	20	19
Total	$1,304	$827	$827

RiverSource Life Insurance Company

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Fixed maturities	$(27)	$(88)	$556
Mortgage loans	1	(1)	57
Other investments	(44)	(11)	(18)
Total	$(70)	$(100)	$595

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at January 1, 2021	$35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	11
Provisions	(1)
Balance at December 31, 2023	$10

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and payout annuity reinsurance transaction in 2021.

As of December 31, 2023 and 2022, accrued interest on commercial loans was $15 million and $14 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2023 and 2022. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2023, 2022 and 2021, the Company purchased $1 million, $42 million and $26 million, respectively, of syndicated loans, and sold $1 million, nil and $340 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2023 and 2022. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2023 and 2022. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2023 and 2022.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2023
Loan-to-Value Ratio (in millions)	2023	2022	2021	2020	2019	Prior	Total
> 100%	$—	$—	$—	$—	$2	$20	$22
80% - 100%	—	—	—	2	11	49	62
60% - 80%	55	26	6	14	40	102	243
40% - 60%	7	46	129	49	65	343	639
< 40%	7	31	43	37	71	580	769
Total	$69	$103	$178	$102	$189	$1,094	$1,735

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type. For the year ended December 31, 2023, write-offs of commercial mortgage loans were not material.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
East North Central	$180	$192	10%	11%
East South Central	47	51	3	3
Middle Atlantic	97	100	6	6
Mountain	130	120	8	7
New England	21	17	1	1
Pacific	595	601	34	34
South Atlantic	452	467	26	26
West North Central	105	115	6	6
West South Central	108	116	6	6
Total	$1,735	$1,779	100%	100%

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
(in millions)	2023	2022	2023	2022
Apartments	$454	$465	26%	26%
Hotel	13	14	1	1
Industrial	293	295	17	17
Mixed use	54	55	3	3
Office	230	243	13	14
Retail	546	576	32	32
Other	145	131	8	7
Total	$1,735	$1,779	100%	100%

Syndicated Loans

The investment in syndicated loans as of December 31, 2023 and 2022 was $57 million and $72 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2023 and 2022. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality. For the year ended December 31, 2023, write-offs of syndicated loans were not material.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2023
Internal Risk Rating (in millions)	2023	2022	2021	2020	2019	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	7	—	1	1	9
Risk 2	6	1	9	2	6	—	24
Risk 1	6	2	9	1	5	1	24
Total	$12	$3	$25	$3	$12	$2	$57

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $6.5 billion and $7.4 billion as of December 31, 2023 and 2022, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2023 and 2022.

Modifications with Borrowers Experiencing Financial Difficulty

Modifications of financing receivables with borrowers experiencing financial difficulty by the Company were not material during the year ended December 31, 2023.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Pre-adoption balance at December 31, 2020	$1,671	$22	$43	$7	$100	$452
Effect of shadow reserve adjustments	42	4	18	1	31	53
Post-adoption balance at January 1, 2021	1,713	26	61	8	131	505
Capitalization of acquisition costs	110	71	—	—	3	54
Amortization	(145)	(6)	(8)	(1)	(9)	(47)
Balance at December 31, 2021	$1,678	$91	$53	$7	$125	$512

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$108	$(3)	$—	$19	$89	$2,508
Effect of shadow reserve adjustments	149	6	—	—	—	304
Post-adoption balance at January 1, 2021	257	3	—	19	89	2,812
Capitalization of acquisition costs	9	—	1	2	4	254
Amortization	(18)	—	—	(2)	(9)	(245)
Balance at December 31, 2021	$248	$3	$1	$19	$84	$2,821

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2022	$1,678	$91	$53	$7	$125	$512
Capitalization of acquisition costs	39	73	—	—	1	55
Amortization	(135)	(15)	(8)	(1)	(8)	(46)
Balance at December 31, 2022	$1,582	$149	$45	$6	$118	$521

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2022	$248	$3	$1	$19	$84	$2,821
Capitalization of acquisition costs	5	—	1	1	4	179
Amortization	(17)	—	—	(2)	(9)	(241)
Balance at December 31, 2022	$236	$3	$2	$18	$79	$2,759

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2023	$1,582	$149	$45	$6	$118	$521
Capitalization of acquisition costs	23	83	—	—	—	57
Amortization	(124)	(24)	(10)	(1)	(8)	(44)
Balance at December 31, 2023	$1,481	$208	$35	$5	$110	$534

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Total, All Products
Balance at January 1, 2023	$236	$3	$2	$18	$79	$2,759
Capitalization of acquisition costs	4	—	4	1	4	176
Amortization	(17)	(1)	—	(2)	(8)	(239)
Balance at December 31, 2023	$223	$2	$6	$17	$75	$2,696

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$173	$14	$187
Effect of shadow reserve adjustments	8	8	16
Post-adoption balance at January 1, 2021	181	22	203
Capitalization of sales inducement costs	1	—	1
Amortization	(18)	(3)	(21)
Balance at December 31, 2021	$164	$19	$183

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$164	$19	$183
Capitalization of sales inducement costs	1	—	1
Amortization	(16)	(3)	(19)
Balance at December 31, 2022	$149	$16	$165

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2023	$149	$16	$165
Amortization	(15)	(4)	(19)
Balance at December 31, 2023	$134	$12	$146

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent payout annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only, which are 89% of the total RiverSource Life of NY in force policies. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2023 and 2022, traditional life and UL insurance policies in force were $198.8 billion and $198.9 billion, respectively, of which $144.7 billion and $146.2 billion as of December 31, 2023 and 2022 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Direct premiums	$674	$530	$490
Reinsurance ceded	(226)	(224)	(1,361)
Net premiums	$448	$306	$(871)

Policy and contract charges are presented on the Consolidated Statements of Income net of $180 million, $165 million and $152 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2023, 2022 and 2021, respectively.

The amount of claims recovered through reinsurance on all contracts was $438 million, $435 million and $404 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Reinsurance recoverables include approximately $2.8 billion and $2.7 billion related to LTC risk ceded to Genworth as of December 31, 2023 and 2022, respectively.

Policyholder account balances, future policy benefits and claims include $376 million and $388 million related to previously assumed reinsurance arrangements as of December 31, 2023 and 2022, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,	December 31,
(in millions)	2023	2022
Policyholder account balances
Policyholder account balances	$27,947	$24,986
Future policy benefits
Liability for future policy benefits	7,763	7,495
Deferred profit liability	81	62
Additional liabilities for insurance guarantees	1,321	1,186
Other insurance and annuity liabilities	213	177
Total future policy benefits	9,378	8,920
Policy claims and other policyholders’ funds	210	216
Total policyholder account balances, future policy benefits and claims	$37,535	$34,122

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these guarantees.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

UL policies accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2023	$4,752	$6,410	$6,799	$312	$471
Contract deposits	73	3,084	47	—	91
Policy charges	(10)	—	—	—	—
Surrenders and other benefits	(759)	(156)	(1,086)	(10)	(127)
Net transfer from (to) separate account liabilities	(25)	—	—	—	—
Variable account index-linked adjustments	—	1,403	—	—	—
Interest credited	142	1	222	5	9
Balance at December 31, 2023	$4,173	$10,742	$5,982	$307	$444
Weighted-average crediting rate	3.3%	1.8%	3.6%	2.0%	N/A
Cash surrender value(1)	$4,146	$10,129	$5,974	$278	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,544	$1,520	$2,654	$524	$24,986
Contract deposits	123	272	193	1	3,884
Policy charges	(176)	(94)	(121)	—	(401)
Surrenders and other benefits	(69)	(78)	(53)	(44)	(2,382)
Net transfer from (to) separate account liabilities	—	(107)	—	—	(132)
Variable account index-linked adjustments	—	—	—	—	1,403
Interest credited	52	56	82	20	589
Balance at December 31, 2023	$1,474	$1,569	$2,755	$501	$27,947
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$8,740	$57,291	$14,407	$141
Cash surrender value(1)	$1,330	$1,065	$2,271	$326

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2022	$4,972	$4,458	$7,251	$323	$527
Contract deposits	146	2,784	55	—	53
Policy charges	(8)	—	—	—	—
Surrenders and other benefits	(450)	(41)	(744)	(17)	(124)
Net transfer from (to) separate account liabilities	(60)	—	—	—	—
Variable account index-linked adjustments	—	(791)	—	—	—
Interest credited	152	—	237	6	15
Balance at December 31, 2022	$4,752	$6,410	$6,799	$312	$471
Weighted-average crediting rate	3.2%	1.1%	3.5%	1.9%	N/A
Cash surrender value(1)	$4,720	$5,986	$6,786	$277	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,602	$1,493	$2,534	$563	$23,723
Contract deposits	134	233	218	(3)	3,620
Policy charges	(178)	(91)	(116)	—	(393)
Surrenders and other benefits	(67)	(70)	(50)	(56)	(1,619)
Net transfer from (to) separate account liabilities	—	(102)	—	—	(162)
Variable account index-linked adjustments	—	—	—	—	(791)
Interest credited	53	57	68	20	608
Balance at December 31, 2022	$1,544	$1,520	$2,654	$524	$24,986
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$9,187	$57,354	$15,043	$149
Cash surrender value(1)	$1,382	$1,054	$2,148	$348

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For VA and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2023 and 2022 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$43	$131	$52	$15	$2	$243
	2%	–	2.99%	137	1	—	—	—	138
	3%	–	3.99%	2,214	—	—	1	—	2,215
	4%	–	5.00%	1,514	—	—	—	—	1,514

	Total			$3,908	$132	$52	$16	$2	$4,110

Fixed accounts of structured variable annuities	1%	–	1.99%	$1	$18	$7	$2	$—	$28
	2%	–	2.99%	11	—	—	—	—	11
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$18	$7	$2	$—	$39

Fixed annuities	1%	–	1.99%	$107	$377	$183	$93	$—	$760
	2%	–	2.99%	36	14	1	—	—	51
	3%	–	3.99%	2,816	1	—	—	—	2,817
	4%	–	5.00%	2,339	—	—	—	—	2,339

	Total			$5,298	$392	$184	$93	$—	$5,967

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$—	$2	$7	$13	$—	$22
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$—	$2	$7	$13	$—	$22

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	51	3	9	—	—	63
	3%	–	3.99%	854	1	4	4	—	863
	4%	–	5.00%	518	1	—	—	—	519

	Total			$1,423	$5	$13	$4	$—	$1,445

RiverSource Life Insurance Company

				December 31, 2023
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable universal life insurance	1%	–	1.99%	$—	$2	$4	$—	$24	$30
	2%	–	2.99%	13	12	—	1	8	34
	3%	–	3.99%	122	2	3	6	—	133
	4%	–	5.00%	607	6	—	—	—	613

	Total			$742	$22	$7	$7	$32	$810

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$2	$—	$—	$2
	2%	–	2.99%	128	—	—	—	—	128
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$128	$—	$2	$—	$—	$130

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	30	—	—	—	—	30
	4%	–	5.00%	295	—	—	—	—	295

	Total			$325	$—	$—	$—	$—	$325

Total	1%	–	1.99%	$151	$530	$255	$123	$26	$1,085
	2%	–	2.99%	376	30	10	1	8	425
	3%	–	3.99%	6,036	4	7	11	—	6,058
	4%	–	5.00%	5,273	7	—	—	—	5,280

	Total			$11,836	$571	$272	$135	$34	$12,848

Percentage of total account values that reset in:
Next 12 months				99.9%	99.5%	99.3%	100.0%	100.0%	99.9%
> 12 months to 24 months				0.1	0.5	0.6	—	—	0.1
> 24 months				—	—	0.1	—	—	—
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$169	$102	$18	$—	$—	$289
	2%	–	2.99%	177	—	—	—	—	177
	3%	–	3.99%	2,611	—	—	1	—	2,612
	4%	–	5.00%	1,611	—	—	—	—	1,611

	Total			$4,568	$102	$18	$1	$—	$4,689

Fixed accounts of structured variable annuities	1%	–	1.99%	$12	$7	$3	$1	$—	$23
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$7	$3	$1	$—	$23

Fixed annuities	1%	–	1.99%	$460	$402	$132	$33	$10	$1,037
	2%	–	2.99%	67	—	—	—	—	67
	3%	–	3.99%	3,344	—	—	—	—	3,344
	4%	–	5.00%	2,333	—	—	—	—	2,333

	Total			$6,204	$402	$132	$33	$10	$6,781

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$3	$7	$14	$—	$25
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$3	$7	$14	$—	$25

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	55	—	1	—	—	56
	3%	–	3.99%	885	1	2	—	—	888
	4%	–	5.00%	569	—	—	—	—	569

	Total			$1,509	$1	$3	$—	$—	$1,513

Fixed accounts of variable universal life insurance	1%	–	1.99%	$4	$3	$2	$—	$9	$18
	2%	–	2.99%	30	—	1	2	2	35
	3%	–	3.99%	134	1	1	1	—	137
	4%	–	5.00%	648	—	—	—	—	648

	Total			$816	$4	$4	$3	$11	$838

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	126	—	—	—	—	126
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$126	$—	$3	$—	$—	$129

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	32	—	—	—	—	32
	4%	–	5.00%	314	—	—	—	—	314

	Total			$346	$—	$—	$—	$—	$346

Total	1%	–	1.99%	$646	$517	$165	$48	$19	$1,395
	2%	–	2.99%	455	—	2	2	2	461
	3%	–	3.99%	7,006	2	3	2	—	7,013
	4%	–	5.00%	5,475	—	—	—	—	5,475

	Total			$13,582	$519	$170	$52	$21	$14,344

RiverSource Life Insurance Company

		December 31, 2022
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		99.8%	96.3%	93.8%	100.0%	100.0%	99.6%
> 12 months to 24 months		0.1	3.0	5.8	—	—	0.3
> 24 months		0.1	0.7	0.4	—	—	0.1
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$1,536	$633	$530	$5,749	$8,448
Effect of shadow reserve adjustments	(175)	—	—	(566)	(741)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	4	—	—	35	39
Effect of change in deferred profit liability	(43)	—	—	—	(43)
Effect of remeasurement of the liability at the current single A discount rate	215	265	238	1,965	2,683
Post-adoption balance at January 1, 2021	1,537	898	768	7,183	10,386
Less: reinsurance recoverable	—	601	24	3,623	4,248
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$1,537	$297	$744	$3,560	$6,138

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$702	$238	$1,831	$2,771
Beginning balance at original discount rate	—	536	183	1,498	2,217
Effect of changes in cash flow assumptions	—	—	—	(6)	(6)
Effect of actual variances from expected experience	—	56	(35)	(61)	(40)
Adjusted beginning of year balance	$—	$592	$148	$1,431	$2,171
Issuances	38	78	18	—	134
Interest accrual	—	29	9	73	111
Net premiums collected	(38)	(63)	(20)	(184)	(305)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$636	$155	$1,320	$2,111
Effect of changes in discount rate assumptions	—	141	33	227	401
Balance at December 31, 2021	$—	$777	$188	$1,547	$2,512
Present Value of Future Policy Benefits:
Balance at January 1, 2021	$1,537	$1,600	$1,006	$9,014	$13,157
Beginning balance at original discount rate	1,321	1,169	714	6,716	9,920
Effect of changes in cash flow assumptions	—	—	—	(8)	(8)
Effect of actual variances from expected experience	(14)	58	(40)	(124)	(120)
Adjusted beginning of year balance	$1,307	$1,227	$674	$6,584	$9,792
Issuances	39	78	18	—	135
Interest accrual	53	70	39	347	509
Benefit payments	(168)	(120)	(43)	(336)	(667)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,231	$1,255	$688	$6,595	$9,769
Effect of changes in discount rate assumptions	139	343	226	1,755	2,463
Balance at December 31, 2021	$1,370	$1,598	$914	$8,350	$12,232
Adjustment due to reserve flooring	$—	$1	$—	$—	$1
Net liability for future policy benefits	$1,370	$822	$726	$6,803	$9,721
Less: reinsurance recoverable	1,265	558	25	3,443	5,291
Net liability for future policy benefits, after reinsurance recoverable	$105	$264	$701	$3,360	$4,430
Discounted expected future gross premiums	$—	$2,005	$1,158	$1,623	$4,786
Expected future gross premiums	$—	$2,815	$1,395	$1,905	$6,115
Expected future benefit payments	$1,707	$2,159	$1,217	$11,568	$16,651
Weighted average interest accretion rate	4.2%	6.5%	5.9%	5.3%
Weighted average discount rate	2.6%	2.8%	2.8%	2.9%
Weighted average duration of liability (in years)	7	8	9	10

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products

Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$777	$188	$1,547	$2,512
Beginning balance at original discount rate	—	636	155	1,320	2,111
Effect of changes in cash flow assumptions	—	1	1	52	54
Effect of actual variances from expected experience	—	47	(22)	(48)	(23)
Adjusted beginning of year balance	$—	$684	$134	$1,324	$2,142
Issuances	42	57	12	—	111
Interest accrual	—	34	7	65	106
Net premiums collected	(42)	(67)	(16)	(169)	(294)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$137	$1,220	$2,065
Effect of changes in discount rate assumptions	—	(22)	(3)	(13)	(38)
Balance at December 31, 2022	$—	$686	$134	$1,207	$2,027
Present Value of Future Policy Benefits:
Balance at January 1, 2022	$1,370	$1,598	$914	$8,350	$12,232
Beginning balance at original discount rate	1,231	1,255	688	6,595	9,769
Effect of changes in cash flow assumptions	—	(8)	1	42	35
Effect of actual variances from expected experience	(13)	52	(28)	(36)	(25)
Adjusted beginning of year balance	$1,218	$1,299	$661	$6,601	$9,779
Issuances	42	57	12	—	111
Interest accrual	49	73	38	336	496
Benefit payments	(154)	(116)	(42)	(368)	(680)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,155	$1,313	$669	$6,569	$9,706
Effect of changes in discount rate assumptions	(90)	6	27	(130)	(187)
Balance at December 31, 2022	$1,065	$1,319	$696	$6,439	$9,519
Adjustment due to reserve flooring	$—	$3	$—	$—	$3
Net liability for future policy benefits	$1,065	$636	$562	$5,232	$7,495
Less: reinsurance recoverable	949	443	19	2,649	4,060
Net liability for future policy benefits, after reinsurance recoverable	$116	$193	$543	$2,583	$3,435
Discounted expected future gross premiums	$—	$1,855	$926	$1,381	$4,162
Expected future gross premiums	$—	$3,183	$1,331	$1,908	$6,422
Expected future benefit payments	$1,595	$2,234	$1,169	$11,229	$16,227
Weighted average interest accretion rate	4.1%	6.4%	6.1%	5.2%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%
Weighted average duration of liability (in years)	6	7	8	9

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Income Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2023	$—	$686	$134	$1,207	$2,027
Beginning balance at original discount rate	—	708	137	1,220	2,065
Effect of changes in cash flow assumptions	—	(19)	(19)	19	(19)
Effect of actual variances from expected experience	—	(2)	(18)	(3)	(23)
Adjusted beginning of year balance	$—	$687	$100	$1,236	$2,023
Issuances	177	55	12	—	244
Interest accrual	1	36	5	59	101
Net premiums collected	(178)	(70)	(12)	(158)	(418)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$105	$1,137	$1,950
Effect of changes in discount rate assumptions	—	(5)	(1)	9	3
Balance at December 31, 2023	$—	$703	$104	$1,146	$1,953
Present Value of Future Policy Benefits:
Balance at January 1, 2023	$1,065	$1,319	$696	$6,439	$9,519
Beginning balance at original discount rate	1,155	1,313	669	6,569	9,706
Effect of changes in cash flow assumptions	—	(18)	(25)	9	(34)
Effect of actual variances from expected experience	(10)	(1)	(29)	5	(35)
Adjusted beginning of year balance	$1,145	$1,294	$615	$6,583	$9,637
Issuances	177	56	11	—	244
Interest accrual	50	73	37	329	489
Benefit payments	(150)	(132)	(42)	(405)	(729)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,222	$1,291	$621	$6,507	$9,641
Effect of changes in discount rate assumptions	(58)	34	40	54	70
Balance at December 31, 2023	$1,164	$1,325	$661	$6,561	$9,711
Adjustment due to reserve flooring	$—	$5	$—	$—	$5
Net liability for future policy benefits	$1,164	$627	$557	$5,415	$7,763
Less: reinsurance recoverable	880	440	22	2,738	4,080
Net liability for future policy benefits, after reinsurance recoverable	$284	$187	$535	$2,677	$3,683
Discounted expected future gross premiums	$—	$1,764	$904	$1,325	$3,993
Expected future gross premiums	$—	$2,938	$1,269	$1,786	$5,993
Expected future benefit payments	$1,726	$2,166	$1,068	$10,850	$15,810
Weighted average interest accretion rate	4.2%	6.2%	6.1%	5.0%
Weighted average discount rate	4.9%	5.1%	5.1%	5.1%
Weighted average duration of liability (in years)	7	7	8	8

Impacts of the annual review of policy benefit reserves assumptions are reflected within the effect of changes in cash flow assumptions in the disaggregated rollforwards above. The annual review of policy benefit reserves assumptions in the third quarter of 2023 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2022 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC morbidity, premium rate increase and benefit reduction assumptions, and updates to Term Life lapse assumptions. The annual review of policy benefit reserves assumptions in the third quarter of 2021 resulted in a net decrease in future policy benefit reserves, primarily due to updates to LTC premium rate increase and benefit reduction assumptions.

RiverSource Life Insurance Company

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2023	$1,100	$74	$12	$1,186
Interest accrual	35	5	1	41
Benefit accrual	128	8	2	138
Benefit payments	(50)	(18)	(4)	(72)
Effect of actual variances from expected experience	(13)	11	(2)	(4)
Impact of change in net unrealized (gains) losses on securities	25	1	6	32
Balance at December 31, 2023	$1,225	$81	$15	$1,321
Weighted average interest accretion rate	3.0%	6.9%	4.0%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,120	$76	$46	$1,242
Interest accrual	32	5	1	38
Benefit accrual	108	8	—	116
Benefit payments	(43)	(14)	(4)	(61)
Effect of actual variances from expected experience	(19)	2	(2)	(19)
Impact of change in net unrealized (gains) losses on securities	(98)	(3)	(29)	(130)
Balance at December 31, 2022	$1,100	$74	$12	$1,186
Weighted average interest accretion rate	2.9%	7.0%	4.1%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2023		2022		2021
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$196	$49	$45	$49	$39	$53
Term and whole life insurance	169	37	169	39	166	41
Disability income insurance	124	32	127	31	131	30
Long term care insurance	185	270	189	271	192	274
Total	$674	$388	$530	$390	$528	$398

The following tables summarize the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$19	$76	$—	$95
Effect of shadow reserve adjustments	5	10	153	168
Post-adoption balance at January 1, 2021	24	86	153	263
Deferral of revenue	3	34	55	92
Amortization	(1)	(8)	(13)	(22)
Balance at December 31, 2021	$26	$112	$195	$333
Balance at January 1, 2022	$26	$112	$195	$333
Deferral of revenue	2	48	54	104
Amortization	(1)	(10)	(16)	(27)
Balance at December 31, 2022	$27	$150	$233	$410
Balance at January 1, 2023	$27	$150	$233	$410
Deferral of revenue	1	59	52	112
Amortization	(1)	(13)	(19)	(33)
Balance at December 31, 2023	$27	$196	$266	$489

RiverSource Life Insurance Company

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2023	$63,223	$7,653	$70,876
Premiums and deposits	835	459	1,294
Policy charges	(1,343)	(292)	(1,635)
Surrenders and other benefits	(5,378)	(317)	(5,695)
Investment return	8,477	1,250	9,727
Net transfer from (to) general account	25	42	67
Balance at December 31, 2023	$65,839	$8,795	$74,634
Cash surrender value	$64,280	$8,263	$72,543

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$82,862	$9,376	$92,238
Premiums and deposits	1,067	425	1,492
Policy charges	(1,396)	(278)	(1,674)
Surrenders and other benefits	(4,923)	(286)	(5,209)
Investment return	(14,450)	(1,654)	(16,104)
Net transfer from (to) general account	63	70	133
Balance at December 31, 2022	$63,223	$7,653	$70,876
Cash surrender value	$61,461	$7,200	$68,661

12. MARKET RISK BENEFITS

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

RiverSource Life Insurance Company

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12:

(in millions)
Pre-adoption balance at December 31, 2020	$3,084
Effect of shadow reserve adjustments	(3)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	670
Adjustments to the host contract for differences between previous carrying amount and fair value measurement for the market risk benefits under the option-based method of valuation	20
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	1,058
Post-adoption balance at January 1, 2021	$4,829

	Years Ended December 31,
(in millions, except age)	2023	2022	2021
Balance at beginning of period	$1,103	$2,901	$4,829
Issuances	17	27	45
Interest accrual and time decay	(53)	(237)	(294)
Reserve increase from attributed fees collected	788	810	819
Reserve release for benefit payments and derecognition	(35)	(29)	(8)
Effect of changes in interest rates and bond markets	(367)	(4,193)	(1,053)
Effect of changes in equity markets and subaccount performance	(1,267)	2,258	(1,558)
Effect of changes in equity index volatility	(67)	205	73
Actual policyholder behavior different from expected behavior	5	17	52
Effect of changes in other future expected assumptions	128	(139)	123
Effect of changes in the instrument-specific credit risk on market risk benefits	83	(517)	(127)
Balance at end of period	$335	$1,103	$2,901
Reconciliation of the gross balances in an asset or liability position:
Asset position	$1,427	$1,015	$539
Liability position	(1,762)	(2,118)	(3,440)
Net asset (liability) position	$(335)	$(1,103)	$(2,901)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$913	$2,781	$251
Living benefits	$2,513	$3,364	$195
Composite (greater of)	$3,308	$5,830	$441
Weighted average attained age of contractholders	69	68	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(1,551)	$(2,044)	$(2,502)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$84	$(505)	$(102)

RiverSource Life Insurance Company

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2023
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$335	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.6%
			Surrender rate(2)	0.3%	–	75.0%	3.7%
			Market volatility(3)	0.0%	–	25.2%	10.6%
			Nonperformance risk(4)	85 bps			85	bps
			Mortality rate(5)	0.0%	–	41.6%	1.6%

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$1,103	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.0%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	26.6%	12.1%
			Nonperformance risk(4)	95 bps			95	bps
			Mortality rate(5)	0.0%	–	41.6%	1.5%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2023 and 2022, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2023

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $18 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $110 million.

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $39 million.

•	Updates to surrender assumptions resulted in a decrease to pre-tax income of $200 million.

•	Updates to mortality assumptions resulted in a decrease to pre-tax income of $49 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender assumptions used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality assumptions used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair values measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender assumptions, utilization assumptions and mortality assumptions vary with the type of base product, type of rider, duration of the policy, age of the contractholder, calender year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

RiverSource Life Insurance Company

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. As of December 31, 2023 and 2022, the Company had accessed collateralized borrowings and pledged (granted a lien on) certain investments, primarily commercial mortgage backed securities, with an aggregate fair value of $1.1 billion and $962 million, respectively. The amount of the Company’s liability including accrued interest was $201 million as of both December 31, 2023 and 2022. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2023 and 2022. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2023 and 2022 was 5.6% and 4.6%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Daily Simple Secured Overnight Financing Rate plus 0.1% (“Adjusted Daily Simple SOFR”) plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RiverSource Life of NY, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. Prior to July 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. In July 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

RTA, as the borrower, has amended its revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2023 and 2022.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2023 and 2022 and is recorded in Long-term debt.

RiverSource Life Insurance Company

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2023
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,283	$452	$10,735
Residential mortgage backed securities	—	3,642	—	3,642
Commercial mortgage backed securities	—	2,597	—	2,597
State and municipal obligations	—	758	—	758
Asset backed securities	—	976	555	1,531
Foreign government bonds and obligations	—	12	—	12
U.S. government and agency obligations	99	—	—	99
Total Available-for-Sale securities	99	18,268	1,007	19,374
Cash equivalents	558	2,012	—	2,570
Market risk benefits	—	—	1,427	1,427	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	51	51
Other assets:
Interest rate derivative contracts	1	184	—	185
Equity derivative contracts	65	4,945	—	5,010
Foreign exchange derivative contracts	1	20	—	21
Credit derivative contracts	—	1	—	1
Total other assets	67	5,150	—	5,217
Separate account assets at net asset value (“NAV”)				74,634	(2)
Total assets at fair value	$724	$25,430	$2,485	$103,273

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	—	3	49	$52
IUL embedded derivatives	—	—	873	873
Structured variable annuity embedded derivatives	—	—	1,011	1,011
Total policyholder account balances, future policy benefits and claims	—	3	1,933	1,936	(3)
Market risk benefits	—	—	1,762	1,762	(1)
Other liabilities:
Interest rate derivative contracts	1	304	—	305
Equity derivative contracts	95	3,355	—	3,450
Foreign exchange derivative contracts	1	3	—	4
Credit derivative contracts	—	106	—	106
Total other liabilities	97	3,768	—	3,865
Total liabilities at fair value	$97	$3,771	$3,695	$7,563

RiverSource Life Insurance Company

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Market risk benefits	—	—	1,015	1,015	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at NAV				70,876	(2)
Total assets at fair value	$1,200	$19,594	$2,003	$93,673

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(4)
Total policyholder account balances, future policy benefits and claims	—	3	646	649	(5)
Market risk benefits	—	—	2,118	2,118	(1)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$2,764	$5,498

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The Company’s adjustment for nonperformance risk resulted in a $195 million cumulative decrease to the embedded derivatives as of December 31, 2023.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(5)	The Company’s adjustment for nonperformance risk resulted in a $139 million cumulative decrease to the embedded derivatives as of December 31, 2022.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Receivables
(in millions)	Corporate Debt Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2023	$395	$545	$940		$48
Total gains (losses) included in:
Net income	—	—	—	(1)	6
Other comprehensive income (loss)	12	10	22		—
Purchases	110	—	110		—
Settlements	(65)	—	(65)		(3)
Balance at December 31, 2023	$452	$555	$1,007		$51
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2023	$11	$10	$21		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2023	$44		$739		$(137	)(4)	$646
Total (gains) losses included in:
Net income	8	(2)	198	(2)	1,166	(3)	1,372
Issues	—		59		104		163
Settlements	(3)		(123)		(122)		(248)
Balance at December 31, 2023	$49		$873		$1,011		$1,933
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2023	$—		$198	(2)	$1,166	(3)	$1,364

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$70	$1,054
Total (gains) losses included in:
Net income	10	(2)	68	(2)	393 (3)	471
Issues	—		—		(28)	(28)
Settlements	(3)		(98)		(29)	(130)
Balance at December 31, 2021	$56		$905		$406	$1,367
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$—	$68

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of January 1, 2023 and December 31, 2022 and the amounts are presented as contra liabilities.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $51 million, $45 million and $(23) million, net of the reinsurance accrual, for the years ended December 31, 2023, 2022 and 2021, respectively.

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2023
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$451	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	2.4%	1.2%
Asset backed securities	$555	Discounted cash flow	Annual default rate	3.1%			3.1%
			Loss severity	25.0%			25.0%
			Yield/spread to U.S. Treasuries(2)	275 bps	–	515 bps	284	bps
Fixed deferred indexed annuity ceded embedded derivatives	$51	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
			Nonperformance risk(4)	85 bps			85	bps
IUL embedded derivatives	$873	Discounted cash flow	Nonperformance risk(4)	85 bps			85	bps
Structured variable annuity embedded derivatives	$1,011	Discounted cash flow	Surrender rate(3)	0.5%	–	75.0%	2.6%
			Nonperformance risk(4)	85 bps			85	bps

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%	–	2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%			2.4%
				Loss severity	25.0%			25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps	–	550 bps	329	bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate(3)	0.0%	–	66.8%	1.4%
				Nonperformance risk(4)	95 bps			95	bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk(4)	95 bps			95	bps
Structured variable annuity embedded derivatives	$(137	)(5)	Discounted cash flow	Surrender rate(3)	0.8%	–	40.0%	0.9%
				Nonperformance risk(4)	95 bps			95	bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender assumption used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in nonperformance risk and surrender assumption used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

Management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

RiverSource Life Insurance Company

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2023 and 2022. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $41 million and $58 million as of December 31, 2023 and 2022, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2023
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,725	$—	$—	$1,599	$1,599
Policy loans	912	—	912	—	912
Other investments	76	—	54	22	76
Receivables	6,514	—	—	5,566	5,566
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$16,641	$—	$—	$14,243	$14,243
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	339	—	339
Other liabilities	5	—	—	5	5
Separate account liabilities — investment contracts	332	—	332	—	332

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,450	$—	$—	$12,470	$12,470
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2023, 2022 and 2021, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2028 and a total of $4 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $338 million, $320 million and $345 million for the years ended December 31, 2023, 2022 and 2021, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

RiverSource Life Insurance Company

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $269 million and $(56) million as of December 31, 2023 and 2022, respectively, which is reflected in Other assets and Other liabilities, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2023 and 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2023 and 2022, the fair value of these asset backed securities was $554 million and $544 million, respectively. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed maturities, at fair value. Interest income from these asset backed securities was $34 million, $17 million and $12 million for the years ended December 31, 2023, 2022 and 2021, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has amended its revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. Prior to June 1, 2023, the interest rate for any borrowing under the agreement was established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In June 2023, in anticipation of the end of the publication of U.S. dollar LIBOR, an amendment to the agreement changed the interest rate to Adjusted Daily Simple SOFR plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2023 and 2022. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Dividends paid to Ameriprise Financial	$600	$600	$1,900
Dividend received from RiverSource Life of NY	50	63	—
Dividends received from RTA	—	—	50
Return of capital received from RTA	75	80	—

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned deficit was $582 million and $679 million as of December 31, 2023 and 2022, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion as of both December 31, 2023 and 2022.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Statutory net gain from operations	$1,331	$1,615	$1,366
Statutory net income	845	1,769	253

Government debt securities of $4 million as of both December 31, 2023 and 2022 were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,170	$—	$5,170	$(3,694)	$(1,101)	$(357)	$18
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	38	—	38	(18)	—	—	20
Total	$5,217	$—	$5,217	$(3,721)	$(1,101)	$(357)	$38

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2023
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$3,812	$—	$3,812	$(3,694)	$(34)	$(78)	$6
OTC cleared	35	—	35	(9)	—	—	26
Exchange-traded	18	—	18	(18)	—	—	—
Total	$3,865	$—	$3,865	$(3,721)	$(34)	$(78)	$32

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments and Note 5 for information related to derivatives held by consolidated investment entities.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2023			December 31, 2022
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$42,516	$185	$305	$101,302	$267	$355
Equity contracts	81,905	5,010	3,450	67,416	2,693	2,366
Credit contracts	3,375	1	106	1,802	13	—
Foreign exchange contracts	2,952	21	4	2,870	34	10
Total non-designated hedges	130,748	5,217	3,865	173,390	3,007	2,731
Embedded derivatives
IUL	N/A	—	873	N/A	—	739
Fixed deferred indexed annuities and deposit receivables	N/A	51	52	N/A	48	47
Structured variable annuity(3)	N/A	—	1,011	N/A	—	(137)
Total embedded derivatives	N/A	51	1,936	N/A	48	649
Total derivatives	$130,748	$5,268	$5,801	$173,390	$3,055	$3,380

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2023 included $1.0 billion of individual contracts in a liability position and $15 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2023 and 2022, investment securities with a fair value of $1.5 billion and $1.7 billion, respectively, were pledged to meet contractual obligations under derivative contracts, of which $145 million and $302 million, respectively, may be sold, pledged or rehypothecated by the counterparty. As of December 31, 2023 and 2022, investment securities with a fair value of $376 million and $14 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $314 million and $5 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2023 and 2022, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2023 and 2022, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2023
Interest rate contracts	$—	$(5)	$—	$(422)
Equity contracts	—	770	79	(1,239)
Credit contracts	—	—	—	7
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	(75)	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(3)	—
Structured variable annuity embedded derivatives	—	(1,166)	—	—
Total gain (loss)	$—	$(401)	$1	$(1,649)

RiverSource Life Insurance Company

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits

Year Ended December 31, 2022
Interest rate contracts	$—	$(26)	$—	$(2,874)
Equity contracts	—	(164)	(126)	899
Credit contracts	—	—	—	279
Foreign exchange contracts	—	—	—	105
IUL embedded derivatives	—	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	4	—
Structured variable annuity embedded derivatives	—	633	—	—
Total gain (loss)	$—	$443	$95	$(1,591)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$—	$(886)
Equity contracts	1	34	91	(851)
Credit contracts	—	—	—	43
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(8)	—
Structured variable annuity embedded derivatives	—	(393)	—	—
Total gain (loss)	$1	$(359)	$113	$(1,689)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2023:

(in millions)	Premiums Payable	Premiums Receivable
2024	$131	$23
2025	121	20
2026	247	88
2027	20	—
2028	30	—
2029-2030	378	—
Total	$927	$131

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity components of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into interest rate swaps, index options and futures contracts.

As discussed in Note 12, the Company issues variable annuity contracts that provide protection to contractholders from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. The Company economically hedges its obligations under these market risk benefits using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2023 and 2022, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $62 million and $234 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2023 and 2022 was $55 million and $232 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2023 and 2022 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $7 million and $2 million as of December 31, 2023 and 2022, respectively.

19. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2023
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$652	$(144)	$508
Reclassification of net (gains) losses on securities included in net income(2)	27	(7)	20
Impact of benefit reserves and reinsurance recoverables	(24)	5	(19)
Net unrealized gains (losses) on securities	655	(146)	509
Effect of changes in discount rate assumptions on certain long-duration contracts	(69)	15	(54)
Effect of changes in instrument-specific credit risk on MRBs	(83)	18	(65)
Total other comprehensive income (loss)	$503	$(113)	$390

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

RiverSource Life Insurance Company

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of benefit reserves and reinsurance recoverables	8	(1)	7
Net unrealized gains (losses) on securities	(1,075)	227	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	361	(77)	284
Effect of changes in instrument-specific credit risk on MRBs	127	(27)	100
Total other comprehensive income (loss)	$(587)	$123	$(464)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2021	$1,185	$—	$—	$(1)	$1,184
Cumulative effect of adoption of long-duration contracts guidance	707	(1,217)	(527)	—	(1,037)
OCI before reclassifications	(409)	284	100	—	(25)
Amounts reclassified from AOCI	(439)	—	—	—	(439)
Total OCI	(848)	284	100	—	(464)
Balance at December 31, 2021	1,044	(933)	(427)	(1)	(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	(991)	(72)	(20)	(1)	(1,084)
OCI before reclassifications	489	(54)	(65)	—	370
Amounts reclassified from AOCI	20	—	—	—	20
Total OCI	509	(54)	(65)	—	390
Balance at December 31, 2023	$(482)	$(126)	$(85)	$(1)	$(694)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2023	2022	2021
Current income tax
Federal	$(112)	$57	$172
State	2	(2)	6
Total current income tax	(110)	55	178
Deferred income tax
Federal	98	150	136
State	2	4	2
Total deferred income tax	100	154	138
Total income tax provision (benefit)	$(10)	$209	$316

RiverSource Life Insurance Company

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2023	2022	2021
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Dividends received deduction	(8.2)	(2.3)	(1.7)
Low income housing tax credits	(8.0)	(2.9)	(3.3)
Foreign tax credit, net of addback	(7.0)	(1.7)	(0.9)
Audit adjustments	(3.4)	—	—
Uncertain tax positions	1.6	—	—
Other, net	1.5	(0.3)	0.4
Income tax provision (benefit)	(2.5)%	13.8%	15.5%

The decrease in the Company’s effective tax rate for the year ended December 31, 2023 compared to 2022 is primarily due to lower pretax income in the current year.

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to lower pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2023 and 2022. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2023	2022(1)
Deferred income tax assets
Insurance and annuity benefits including corresponding hedges	$1,244	$1,431
Investments including net unrealized on Available-for-Sale securities	118	165
Other	30	29
Gross deferred income tax assets	1,392	1,625
Less: valuation allowance	30	30
Total deferred income tax assets	1,362	1,595
Deferred income tax liabilities
Deferred acquisition costs	380	410
Other	56	52
Gross deferred income tax liabilities	436	462
Net deferred income tax assets	$926	$1,133

(1)

Prior period amounts have been reclassified to conform to current year presentation and primarily relate to derivative activity being presented with the liabilities they are hedging and remaining investments being presented together inclusive of net unrealized on Available-for-Sale securities.

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2024. Based on analysis of the Company’s tax position as of December 31, 2023, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2023	2022	2021
Balance at January 1	$37	$37	$38
Reductions for tax positions related to the current year	(3)	(1)	(1)
Additions for tax positions of prior years	65	1	—
Reductions for tax positions of prior years	(71)	—	—
Reductions due to lapse of statutes of limitations	(1)	—	—
Balance at December 31	$27	$37	$37

RiverSource Life Insurance Company

If recognized, approximately $19 million, $20 million and $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2023, 2022 and 2021, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $2 million in the next 12 months primarily due to state statutes of limitations expirations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $8 million, nil and a net increase of $1 million in interest and penalties for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023 and 2022, the Company had a payable of $11 million and $3 million related to accrued interest and penalties, respectively.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. As of December 31, 2023, the federal statutes of limitations are closed on years through 2018. A previously open item for 2014 and 2015 was resolved in the second quarter of 2023. Also in the second quarter of 2023, the Internal Revenue Service (“IRS”) audit for tax years 2016 through 2018 was finalized. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2019 and 2020. The state income tax returns of Ameriprise Financial and its subsidiaries, including the Company, are currently under examination by various jurisdictions for years ranging from 2017 through 2021.

21. COMMITMENTS AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2023	2022
Commercial mortgage loans	$15	$—

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of, and disclosure practices related to, various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates are cooperating with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to

RiverSource Life Insurance Company

monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2023 and 2022, the estimated liability was $34 million and $12 million, respectively. As of December 31, 2023 and 2022, the related premium tax asset was $29 million and $10 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

RiverSource Life Insurance Company 829 Ameriprise Financial Center Minneapolis, MN 55474 1-800-333-3437	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota.

ANN9120_12_C01_(05/24)	© 2008-2024 RiverSource Life Insurance Company. All rights reserved.